United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
 (Address of principal executive offices) (Zip code)

John J. Pileggi, President, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105

(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
 New York, NY 10036-6797

Registrant's telephone number, including area code: (646) 747-3477

Date of fiscal year end: 10/31/2016

Date of reporting period: 10/31/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

American Independence Funds Trust

Annual Report - October 31, 2016

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	4

Schedule of Investments
American Independence Navellier Large Cap Growth Fund	30
American Independence Hillcrest Small Cap Value Fund	32
American Independence Navellier Defensive Alpha Fund	34
American Independence JAForlines Global Tactical Allocation Fund	36
American Independence Multi-Manager International Fund	37
American Independence Kansas Tax-Exempt Bond Fund	46
American Independence Carret Core Plus Fund	54
American Independence U.S. Inflation-Protected Fund	59

Statements of Assets and Liabilities	61
Statements of Operations	63
Statements of Changes in Net Assets	65
Financial Highlights	70
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	93

Additional Fund Information
Portfolio Summaries	94
Table of Shareholder Expenses	96
Other Tax Information	98
Approval of Advisory and Sub-Advisory Agreements	99
Trustees and Officers	106

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Holdings. The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

American Independence Funds

President’s Letter to Shareholders

Dear Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds Trust (the “Funds” or for each fund separately, a “Fund”) for the year ended October 31, 2016.

Financial markets opened 2016 on the heels of the Federal Reserve’s first interest rate hike in nearly a decade. Looking at the stock index averages at the market’s close to end 2015 and looking again only today, 2016 appears to be a year with a fantastic upward march for equities. As is often the case, shareholders with a comprehensive financial plan and honest assessments for their risk tolerances would have been rewarded for patient investment.

The stock market tumbled through mid-February, only to recover just as quickly by the end of the first quarter, buoyed in part by a recovery in energy prices. Unconventional, and perhaps unprecedented, monetary policy continued all over the globe, with the European Central Bank announcing more monetary stimulus, Japan initiating negative interest rates, and the People’s Bank of China showing flexibility in providing liquidity to state-owned banks. The unexpected result of Great Britain’s referendum on exiting the Eurozone served as a reminder that geopolitics and economic populism are here to stay, while foreshadowing the outcome of the U.S. Presidential election.

Very few financial or political pundits accurately predicted the results of the contest for the U.S. Presidency, and the roller-coaster swings in stock indices on Election night through the morning after highlighted both the surprise outcome and the uncertainty of global economic and political connections. Macroeconomic assumptions appear to be driving movements in securities prices and money markets as much as traditional analysis of fundamentals and credit. It seems clear that managing volatility and risk in investor portfolios will be as important as seeking profits.

Fund Highlights

With many observers suggesting the U.S. may be entering a later stage of the economic cycle with rising inflationary pressures, the U.S. Inflation-Protected Fund may be a timely consideration. The Fund’s performance under sub-adviser Fischer Francis Trees & Watts continues to be very attractive among its peers and it has celebrated its 15 year anniversary.

I am pleased to note that the JAForlines Global Tactical Allocation Fund celebrated its three-year anniversary with compelling category performance and Investment Advisor magazine recently recognized JAForlines as “Strategist of the Year, 2016”1 in the publication’s SMA Manager of the Year Awards. Carret Asset Management, LLC (“Carret”) a venerable asset management institution, has assumed management of both the Kansas Tax-Exempt Bond Fund and the newly renamed Carret Core Plus Fund. Long-tenured Kansas Fund portfolio manager, Bob Campbell, has joined Carret to continue providing locally-based management of the Kansas Tax Exempt-Bond Fund, and we believe shareholders will enjoy the benefit of enhanced capabilities and scale from the Carret team, led by Jason Graybill, CFA and Neil Klein, who are now portfolio managers on both of these Funds. Manifold Partners, LLC was added as sub-adviser to the Multi-Manager International Fund, utilizing a systematic machine-learning-driven investment approach to add diversification while seeking alpha.

The American Independence Hillcrest Small Cap Value Fund celebrates its first year of operations at the end of 2016, utilizing the behavioral finance expertise of Brian Bruce, CEO and CIO of sub-adviser Hillcrest Asset Management, LLC (“Hillcrest”). We believe the small cap equities space is particularly favorable for an actively managed approach, both because of the macroeconomic and domestic political forces that may influence smaller U.S. companies and by virtue of Hillcrest’s differentiated behaviorally-driven approach.

While the Presidential Election here at home may have been a surprise, we believe diversification and thoughtful portfolio construction within their specialized investment universes are hallmarks of the sub-advisers selected for management of the American Independence Funds Trust. Our mission to provide quality investment outcomes for clients and shareholders remains steadfast. With that in mind, we continue to offer a diverse selection of Funds, sub-advised by investment specialists in influential disciplines — including macroeconomics, behavioral finance, and ETF (Exchange Traded Fund)-based allocation — to bring a unique lineup of investment solutions to shareholders, advisors, and institutions.

American Independence Funds

Portfolio reviews written by each portfolio sub-advisor follow this letter. Thank you for your continued support.

Sincerely,

John J. Pileggi
President

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

[1]

JAForlines Global was awarded the SMA Manager of the Year for the Strategist category. This is the 12th annual award ceremony and the second year for the strategist category. Envestnet | PMC presented 11 SMA Manager of the Year awards. The categories were Large Cap US Equity, Small and Mid-Cap US Equity, International or Global Equity, Fixed Income, Strategist, Impact, Specialty, and Overall Manager of the Year. Each category has one winner, with the exception of Large Cap US Equity and Small and Mid-Cap US Equity, which has 2 winners. JAForlines Global was only considered in the strategist category and this was the first year they were considered.

The award was based on composite performance and not representative of the performance of any single client. Each individual client experience was dependent on a number of factors and it should not be assumed that the receipt of this award implies or is representative of any client experience or approval of JAForlines. Additionally, there is no assurance that favorable performance will be experienced in the future. Full composite performance information is available upon request.

The award finalists and winners were chosen using the systematic, proprietary, and multi-factor evaluation methodology developed by Envestnet | PMC’s Premium Research Solutions, a leading source of investment manager due diligence and research applications for advisors. Its evaluation framework considers performance, firm profile, customer service, investment process and style, composite, tax efficiency, and other quantitative and qualitative criteria.

JAForlines Global was eligible for the award since their portfolios are reported through PMC’s PrimaGuide research application, they manage more than $200 million in assets, and their management team has more than 3 years of experience. JAForlines Global did not pay a fee to be included in the SMA awards.

Important Disclosures

Investing involves risk. Equity securities are more volatile and carry more risk than other forms of investment. The Funds may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market stability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing market. Before investing in any mutual fund, please carefully consider the investment objectives, risks, charges, and expenses. Investments in fixed income securities are subject to the risks associated with debt securities including credit, price, and interest rate risk. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-protected securities with similar durations may experience greater losses than other fixed income securities. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater. However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation. Therefore, the fund is subject to deflation risk. Correspondingly, the fund may benefit during periods of inflation.

American Independence Funds

Derivatives Risk. Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the Funds by calling 866.410.2006 or by visiting www.americanindependence.com. You should consider the Fund’s investment objectives, risks, charges, and expenses, carefully before you invest or send money. Information about these and other important subjects is in the Fund’s prospectus. The prospectus and, if available, the summary prospectus should be read carefully before investing.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with RiskX Investments, LLC.

American Independence Funds

American Independence Navellier Large Cap Growth Fund Commentary

Michael Garaventa & Louis Navellier – Portfolio Managers

The American Independence Navellier Large Cap Growth Fund ended its fiscal year by beating its benchmark by over 175 basis points. For the twelve month period ending October 31, 2016, the Fund’s Institutional Share Class (the “Fund”) returned 4.05% in contrast to the 2.28% total return for the benchmark Russell 1000 Growth Index. Information technology, consumer staples, and utilities were the three sectors that were the greatest contributors to positive performance for the period while telecommunication services, consumer discretionary, and health care were the three sectors that detracted from portfolio performance. In looking at performance from an individual stock perspective: NVIDIA Corporation, Broadcom Limited, and Ulta Salon, Cosmetics & Fragrance, Inc. offered the greatest positive contribution to positive performance for the period. However, Norwegian Cruise Line Holdings Ltd., Apple Inc., and NXP Semiconductors NV were the three stocks that did not meet our performance expectations as they detracted from portfolio performance. The Fund did not invest in derivative securities.

Outlook

Clearly the news of the past year has been dominated by domestic political events. At times it seems that this current market environment is overly sensitive to headline news events or, even worse, rumors of news events. As a result, some investors start to question whether or not they should abandon companies with strong sales and earnings and chase performance into companies with lackluster fundamentals.

I have one answer for those investors that may be questioning the power of strong sales and earnings, namely Nvidia (NVDA), (one of the Top 5 stocks in our Large Cap Growth portfolio) which recently surged 29.8% after posting positive third quarter results and raising its sales guidance. The fact of the matter is good stocks “bounce” and some of the battered financial and industrial stocks that surged after the Presidential election were propelled by a short squeeze. As a result, as we approach Thanksgiving, we expect that the stock market will settle down and that our fundamentally strong stocks will re-emerge as stock market leaders.

Naturally, the big recent news is the Presidential election, where Donald Trump surprised all the political experts and pollsters. Ironically, the stock market rallied dramatically in the week preceding the election in anticipation of a Hillary Clinton victory. However, on the day after the election, after some panic selling at the market opening, the stock market quickly improved and ended the day higher.

Interestingly, there were some interesting events unfolding that may have more of a long lasting trend. Most banking stocks surged on the hope that Dodd Frank would be repealed, which might have been a gross overreaction, since the new Department of Labor rules are still being implemented in the financial community. Based on the S&P sectors, Financials and Industrials have accounted for virtually all of the post-Trump rally and are now seemingly overextended. In addition, Financials are expected to benefit from a steeper yield curve, while Industrials are expected to benefit from a dramatic increase in both infrastructure as well as defense spending. Frankly, amidst all the impulse reactions and gross overreactions, there is one major event that has us concerned. Namely, that the 10-year Treasury and the S&P 500’s annual dividend yield are now essentially the same which may create a difficult environment for dividend stocks. However, it is expected that under a Trump Administration, the domestic energy industry will likely blossom, but also put a lid on crude oil prices. Thus, stock selection in the industry may be challenging.

All in all, we believe that our continued focus on fundamentally strong stocks and our disciplined stock selection methodology will benefit the portfolio in the current market environment.

Thank you for the confidence you have placed in us and your investment in the Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Navellier Large Cap Growth Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on July 13, 2015. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016
	1 Year	Since Inception(3)
American Independence Navellier Large Cap Growth Fund
Institutional Class Shares	4.05%	(5.49%)
Class A Shares(1)	(2.32%)	(10.00%)
Class C Shares(2)	2.03%	(6.36%)
Russell 1000 Growth Index*	2.28%	2.79%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

(3)	For the period July 13, 2015 (commencement of operations) through October 31, 2016.

*

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Hillcrest Small Cap Value Fund Commentary

Brian Bruce – Portfolio Manager

The American Independence Hillcrest Small Cap Value Fund, Institutional Class, (the “Fund”) returned 9.50% for the period ending October 31, 2016. The Fund commenced operations on December 31, 2015 and does not have a full fiscal year of performance. Over the same period, the Fund’s benchmark, the Russell 2000 Value Index, returned 11.69%. The Fund was hurt by an underweight in the materials sector to metals. Synaptics, Aceto, Opus Bank and Encore Capital were stocks that suffered low returns during the year. The strength of the portfolio was in the strongly performing energy sector led by the Fund’s investment in Callon Petroleum. The Fund did not invest in derivative securities.

In October 2016, the Russell 2000 index fell 4.75% including dividends, while the Russell 2000 Value Index did better with a -3.29% return. Larger stocks were stronger during the month. The Russell 1000 Index returned -1.95% and the Russell 1000 Value fell -1.55%. The nonfarm payrolls report was slightly lower than forecasts, but still reflective of a strong jobs market. 161,000 jobs were added in October and revisions for the prior two months were both positive, adding 44,000 jobs to the previously reported figures. The Federal Reserve Open Market Committee (FOMC) met on November 1st and 2nd and held short-term rates steady as expected. Fed watchers are generally expecting a 0.25% hike at the next meeting on December 13th - 14th based on the Fed-funds futures prices which are showing a 70% probability of an increase plus-or-minus a few percentage points.

Crude oil prices strengthened nearly 20% from mid-September to mid-October, but then trailed off after reaching a near-term high of $51.59 on October 19th. There has been much discussion over an OPEC/non-OPEC production freeze that drove prices higher, however as we expected, there have been difficulties in getting all the producers to agree on a plan. While Saudi Arabia and Iran have long disagreed on quotas, Iraq has now argued that it should be exempt from production cuts as it battles Islamic militants in its territory. Crude ended the month at $46.83/barrel for WTI.

The end of the fiscal year was quiet from a macro perspective as investors waited for the outcome of the U.S. elections and for the FOMC’s decision on interest rates in December. Investors mostly focused on third quarter earnings reports, which came in stronger than recent quarters. FactSet predicted that Q3 will be the first quarter of year-over-year earnings growth for the S&P 500 since the first quarter of 2015. REITs and Utilities are showing the highest earnings growth rates, while Energy is the largest detractor to earnings growth as one would expect. The earnings growth will provide some support for equity market valuations.

Donald Trump made bold proclamations during the campaign that, if he follows through on, will impact the economy and the broader market environment. These declarations have included his intention to repeal/overhaul the Affordable Care Act (ACA), not financially support renewable energy, spend on infrastructure, and undo trade deals. Though the stock market appeared to fear a Trump presidency during the months leading up to the election, the overall market has been significantly positive in the post-election environment and we think this is for good reason. Namely, we think this will be the most pro-business presidency we have seen in years. We think our clients are due to benefit as small cap equities should be one of the biggest beneficiaries for several reasons – notably regarding trade and taxes.

We are paying close attention to several areas:

●

Regulation: Companies that have been subject to regulation, or ones where investors were concerned they could be in regulatory cross-hairs may see relief. This will range from pharmaceuticals and biotech companies, to for-profit education companies, to the financial services industry and electric utilities.

●

Infrastructure: Increasing infrastructure spending is one area both presidential candidates supported. Though we don’t know what a spending bill will look like, we think there will be some bipartisan support for increased infrastructure spending which should stimulate the economy and benefit many industrial and materials firms. Increased infrastructure spending was approved via ballot measures in multiple states during the election, which we think bodes well for prospects and though smaller in scale will likely benefit companies quicker than anything passed at the national level.

●

Health Care: Although Trump campaigned on repealing the ACA, he has weakened his tone recently. He recognizes there are parts of the law that are popular with, and important to, the insured. Full repeal will be difficult, and we expect Republicans to realize a viable new solution will be necessary. We expect any Republican legislation to be supportive of private companies helping to address this need, though there will be winners and losers.

American Independence Funds

●

Trade: Trump has vowed to tear up trade deals which could cause economic disruption. However, we believe that small cap equities are more insulated from fears of a Trump led anti-globalization push, which has been the largest source of market unease. Small caps have outperformed large cap stocks post-election, but this could still just be the beginning of a shift into an environment where small cap equities outperform.

●

Corporate Tax Reform: The biggest potential impact we see to equities from a Trump Presidency is the potential for corporate tax reform. Trump has repeatedly said he will lower corporate taxes to 15% (the party has called for a 20% rate), which would result in large increases in earnings for many corporations if passed. We see this being an out-sized benefit for small cap companies as tax-paying firms in the Russell 2000 index paid a median tax rate of 33.7% last year compared to 29.9% for S&P 500. We think value companies may have an outsized benefit relative to growth companies, as many growth companies tend to pay lower or no taxes relative to their slower-growth and more mature peers.

●

Emerging ideas: It is likely some changes to the portfolio will be made, as the prospects for our companies and sentiment surrounding them change with the potential for decreased regulation, favorable tax reform, increased fiscal spending, and less congressional gridlock. We will analyze the key areas discussed above, and take advantage where we think investors are falling victim to behavioral biases and don’t appropriately understand future earnings potential.

Thank you for your investment in the Hillcrest Small Cap Value Fund and your continued support.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Hillcrest Small Cap Value Fund - Performance

Total Returns as of October 31, 2016
Since Inception(3)
American Independence Hillcrest Small Cap Value Fund
Institutional Class Shares	9.50%
Class A Shares(1)	2.92%
Class C Shares(2)	7.60%
Russell 2000 Value Index*	11.69%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

(3)	For the period December 31, 2015 (commencement of operations) through October 31, 2016.

*	The Russell 2000 Value Index measures the performance of the small cap value sector of the U.S. equity market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Navellier Defensive Alpha Fund Commentary
(formerly, RX Dynamic Stock Fund)

Louis Navellier & Phillip Mitteldorf – Portfolio Managers

The American Independence Navellier Defensive Alpha Fund, Institutional Share Class, (the “Fund”) returned -2.15% for the fiscal year ending October 31, 2016. Over the same period the Fund’s benchmark, the Russell 1000 Growth Index, returned 2.28%. Navellier & Associates Inc. (“Navellier”) assumed responsibility for the Fund on May 27, 2016. Prior to May 27th, the Fund was named the Rx Dynamic Stock Fund and was managed by RiskX Investments.

During this period, the market exhibited twists and turns. Many companies in their quarterly earnings reports that were released in October and November 2015 were reporting slowing sales and earnings growth. This caused a swoon in the major market indices and they did not trough until January and February 2016. The rebound from this trough was enabled by a perceived oversold market and the Federal Reserve members reiterating their dovish stance. The market continued its upward movement until late April where it traded sideways range bound until the day of the Brexit election; whose results caused a sharp two day swoon which was quickly recovered. The markets continued their upward ascent and the S&P 500 set a new intraday high on August 15, 2016 and the Nasdaq reach a new high on September 22, 2016. The markets then again started to pull back with the quarterly earnings announcements and the vitriol between the presidential candidates and their supporters.

Transition

In late May 2016, when the portfolio management for the Fund was assumed by Navellier after shareholder approval, the Fund also changed from a diversified fund to a non-diversified fund holding no more than 20 securities. The percentage of cash and the number of equity positions to be held by the Fund is determined by a proprietary dynamic asset allocation model. New equity positions are started at approximately 5% weightings. These equities are chosen based upon quantitative modeling using a series of constraints that affect the selection of candidates for inclusion into the portfolio. The portfolio selects mid cap and large cap growth stocks that have high alphas. Two important aspects are to maximize our objective alpha, while keeping the portfolio’s equity weighted beta as close to 1 as possible.

When we assumed management of the portfolio there was approximately 13% cash and 87% equity exposure. At the end of June 30, 2016, the Fund had 28% cash and 72% equity exposure. This was due to the volatility that occurred during Brexit. The markets recovered and at the end of August 2016, the portfolio held 2% cash and 19 positions. On, October 31, 2016, the end of the fiscal year, the portfolio showed an increase in cash of 22.4% and a decrease in the equity level to 77.6%. These changes were due to the dynamic asset allocation model which is based on the volatility and price movement of the S&P 500.

During the month of October, the Fund’s performance was impacted not only by the market pulling back and profit taking, but also by some companies in the Fund that were impacted by their quarterly earnings reports. Specifically, Edwards Lifesciences Corp., Cantel Medical Corp., Molson Coors Brewing, and Nuvasive, Inc.

The sectors that contributed to the Fund during the fiscal year were health care (which the Fund is still concentrated in at 35% of the net assets), information technology, consumer discretionary, and financials.

Stocks in the portfolio that contributed to performance during the fiscal year were: Incyte Corp, Broadcom, Electronic Arts, Acuity Brands, Vulcan Materials, Abiomed, Edwards Lifesciences Corp., Veeva Systems, Inc., Ultra Salon Cosmetics, and Marketaxess Holdings.

Stocks that detracted from performance were: Iron Mountain, Align Technology, Public Storage, Global Payments, Inc., Microsoft, Netflix, and Kellogg Company. Align Technology and Kellogg Company are currently in the portfolio as they help in maintaining some of the constraints that are utilized in constructing the portfolio. The Fund did not invest in derivative securities.

There are many issues confronting investors both domestically and internationally. We cannot predict how these issues are going to unfold. That is why this portfolio utilizes a bottom up approach in selecting stocks, and utilizes the dynamic asset allocation model to tactically determine the equity exposure. We do not predict the markets, we follow them. This will create a lag effect as the Fund either increases or

American Independence Funds

decreases its equity exposure. We believe by maintaining the portfolio’s constraint to focus on high alpha stocks with good fundamentals, and making the adjustments to equity exposure that the Dynamic Asset Allocation Model calls for, the Fund will be ready to ride out the ebbs and flows that the market may throw at us.

Thank you for the confidence you have placed in us and your investment in the Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Definitions:

Alpha measures a portfolio’s risk-adjusted performance independent of benchmark performance.

Beta measures the volatility or systematic risk of a security or a portfolio in comparison to the market as a whole.

American Independence Funds

American Independence Navellier Defensive Alpha Fund - Performance

This chart assumes an initial investment of $250,000 in the Institutional Class made on October 31, 2006. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	5 Year	10 Year
American Independence Navellier Defensive Alpha Fund
Institutional Class Shares	(2.15%)	8.01%	6.20%
Class A Shares(1)	(8.14%)	6.39%	5.17%
Class C Shares(2)	(3.68%)	6.98%	5.47%
Russell 1000 Growth Index*	2.28%	13.65%	8.22%
Russell 1000 Value Index+	6.37%	13.29%	5.34%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

+

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

American Independence Funds

*

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The above referenced indexes do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence JAForlines Global Tactical Allocation Fund Commentary
(formerly, JAForlines Risk-Managed Allocation Fund)

John A. Forlines III – Portfolio Manager

The American Independence JAForlines Global Tactical Allocation Fund, Institutional shares class, (the “Fund”) returned 3.34% for the fiscal year ended October 31, 2016. Over the same period the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned 2.05% and the Blended Benchmark (a monthly rebalanced mix comprised of 50% of the MSCI ACWI, 40% of the Citi World Government Bond Index, and 10% of the S&P GSCI) returned 2.21%.

The Fund invests across three asset classes: equities, fixed income, and alternatives (commodities, real estate, and hard assets). It uses a macro top-down approach to target long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, which gives the Fund significant flexibility in terms of low cost asset allocation. The Fund holds fixed income investments in almost all market conditions, but there is wide discretion in allocations to equities and alternatives.

Market Overview

2016 has seen many reversals in major market trends which had become defining characteristics of the investment landscape. The most notable occurred early in the year, when U.S. dollar strength finally subsided, and U.S. dollar-sensitive assets rebounded after suffering major price declines. This was most visible in commodities and emerging market equities.

After a historic rally, U.S. dollar strength had become exhausted by the beginning of the year. Global credit conditions had tightened significantly, as borrowers with U.S. dollar liabilities and non-dollar assets began to struggle to service their debt. Furthermore, U.S. inflation expectations had declined substantially alongside falling import prices, forcing the Fed to delay its projected interest rate increases. The exhaustion of this rally allowed many assets, in particular commodities and emerging market equities, to regain some of their losses sustained in the previous two years.

Despite the fact that inflation and inflation expectations rebounded alongside the reversal in the U.S. dollar, global interest rates continued to decline throughout the second half of 2016. This was mainly due to the lingering effects of the major U.S. dollar rally. Deflationary pressures which emerged as a result continued to weigh on asset markets, pushing long-term interest rates to historic lows.

Beyond these two notable changes to the prevailing market environment, 2016 will be remembered as a historic year in western politics. Populism is on the rise throughout the U.S. and Europe, and populist politicians won major victories in the United Kingdom’s (“UK’s”) vote to leave the European Union and Donald Trump’s victory in the U.S. presidential election. The effects of such an important political shift are many and still unclear to a large extent. At the very least, we expect greater volatility in the years to come, and expect the trend to continue until demonstrated otherwise. The next two countries to watch are Italy and France, who could determine the fate of the Eurozone and European Union over the course of the next 6 months.

Winners and Losers

The Fund navigated these markets well, outperforming its benchmarks and many of its peers for the year ended October 31, 2016. In late 2015/early 2016, the Fund benefitted from a conservative equity allocation and long-duration fixed income allocation. Additionally, the fund avoided emerging markets and commodities, thereby avoiding major declines.

The Fund navigated the reversal in the U.S. dollar well, replacing currency-hedged international equity positions with unhedged ones, and adding exposure to gold (GLD), and Canadian (EWC) and Australian (EWA) equities all within the first quarter.

Despite positioning into reflationary assets in the first quarter, the Fund maintained its allocation to long-duration bonds (TLT, LQD, and EMB) and interest-rate-sensitive equities (USMV and EFAV) throughout the first half of 2016. The Fund was therefore able to benefit from the historic decline in long-term interest rates, reaching a crescendo in the weeks following the UK’s “Brexit” vote.

In the second half of the year, the fund began to reduce its interest rate sensitivity in order to prepare for an increase in interest rates and inflation expectations driven by a growing adoption of expansionary fiscal policies around the world. Exposure to long-duration bonds was reduced, and a significant allocation to inflation-protected securities was initiated (TIP and WIP). However, rising interest rates hurt the Fund to some extent, particularly its interest-rate-sensitive equity holdings (USMV and EFAV). Furthermore, high cross-asset correlations have driven us to increase international

American Independence Funds

diversification in order to reduce portfolio volatility. The Fund has therefore suffered from the recent increase in the U.S. dollar. The Fund did not use derivatives.

As we look forward, there are two major immediate factors which will impact markets. In Europe, both the Italian constitutional referendum in December and the French presidential election in April have the ability to have significant destabilizing impacts on the region. Together, they may be able to signal a move away from increasing regional integration towards nationalism, a threat that risk assets would likely not react well to. In the U.S., greater clarity towards the policy agenda of Donald Trump’s presidency will be gained as his cabinet appointments are determined. Pro-growth tax and regulatory policy have the ability to impact risk markets positively, but anti-growth trade policies are a major risk.

Thank you for your confidence and trust in us.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence JAForlines Global Tactical Allocation Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on September 20, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	Since Inception
American Independence JAForlines Global Tactical Allocation Fund
Institutional Class Shares	3.34%	4.10%(3)
Class A Shares(1)	(2.93%)	1.78%(3)
Class C Shares(2)	1.33%	3.08%(3)
MSCI All Country World Index*	2.05%	4.44%(4)
Blended Benchmark(5)	2.21%	0.25%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

(3)	For the period September 20, 2013 (commencement of operations) through October 31, 2016.

(4)	For the period September 30, 2013 through October 31, 2016.

(5)

The Blended Benchmark is a constant-weighted mix comprised of the Citi World Government Bond Index (40%), the MSCI All Country World Index (50%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

*

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

The US Citi World Government Bond Index (“WGBI”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds.

American Independence Funds

The above referenced indexes do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Multi-Manager International Fund Commentary
(formerly, International Alpha Strategies Fund)

Louis Navellier & Jim Creighton – Portfolio Managers

The American Independence Multi-Manager International Fund, Institutional Share Class, (the “Fund”) returned -0.47% for the fiscal year ending October 31, 2016. Over the same period the Fund’s benchmark, the MSCI ACWI Ex-USA Index (“ACWI”) returned 0.22%.

The international stock market rally that started in March 2009 stalled from early November 2015 until February 11, 2016. The rally lost steam in the context of weak economic data in the U.S. (including anemic Gross Domestic Product (“GDP”) growth first reported at just 0.7% for the fourth quarter of 2015) and reports of weaker growth in Europe and Japan. On February 11, 2016, fittingly known as “Don’t Cry Over Spilled Milk Day,” the market reversed course. Among other things affecting the weak domestic statistics was a slowdown in retail sales. But, between a warm winter and lower crude oil prices, consumers just were not buying as many sweaters, coats, etc. or spending as much to heat their homes or drive their cars, which allowed them to save some money!

Late in February, GDP for the fourth quarter of 2015 was revised up to 1% growth and then later to a very respectable 1.4%. As the U.S. Dollar retreated from its January highs and the growth picture improved, people started spending their savings. Economists started talking about a Goldilocks economy; one that is not so hot that it causes high inflation or so cold that it causes a relapse into recession.

In July, following the United Kingdom (“UK”) referendum, the market’s “Wall of Worry” shifted to whether the Brexit strategy would be “hard” or “soft”. French President Hollande had been calling on the European Union (“EU”) to take a hard line in the negotiations with Great Britain to prevent more defections from the EU. This has had a chilling effect on the British Pound, and also increases the likelihood of either very low growth or a recession in the UK during 2017. Either way, the Pound has depreciated against all major currencies since June, and it appears to us that it will stay weak. This does not mean that large-cap UK companies will be a bad investment, however, as 70% of the earnings of the companies in the FTSE 100 Index (Financial Times Stock Exchange 100 Index) comes from outside the United Kingdom.

One of the Fund’s sub-advisors, Navellier & Associates (“Navellier”) expects positive European corporate earnings growth for the fourth quarter, driven by an improvement in global growth, stable-to-positive commodity prices, and strong growth in East Asia at 5% in 2017. The Japanese Yen appreciated against the U.S. Dollar, Euro, and Pound, and while prospects for Japan’s GDP growth have come down from earlier expectations, the country is expected to remain in growth mode. Latin America has been dragged down by Brazil’s problems over the past two years, but Brazil appears to have turned the corner and we expect 1.6% GDP growth in 2017. With the help of good growth in emerging markets and stable commodity prices, we are expecting a continuation of a “low and slow growth economy” as the global economy approaches a 2.4% GDP growth rate.

At this time last year, the only clouds on the horizon were the downside of the strong U.S. Dollar, slower U.S. GDP growth, and possible increases in U.S. interest rates. As it turned out, we did have a stronger Dollar, slower GDP growth, and yields that turned upward by the fall. The net effect was an ACWI return of 0.06%, very near zero. This year, the clouds on the horizon have more to do with the election of Donald Trump and the impact that a new direction in the United States will have on both emerging markets and global trade.

As a co-manager of the American Independence Multi-Manager International Fund, Navellier practices a style combining the best of a disciplined, bottom-up, quantitative stock selection system with buying stocks that have strong fundamentals and excellent risk/reward ratios.

At the end of August, the Fund management was split into two equal pieces with Navellier continuing to manage half of the Fund and Manifold Partners, LLC (“Manifold”) managing the other half. For the most part, Navellier is responsible for the Fund’s larger positions and Manifold spreads exposure across many more stocks, though both halves of the portfolio are well diversified. Manifold employs a strategy which uses quantitative prediction models to analyze stock price movements, along with a rigorous risk-control process to drive portfolio construction.

American Independence Funds

Manifold operates as a “completeness” strategy with the objective to decrease the Fund’s total risk and risk relative to the Benchmark, while maintaining the goal to add alpha through security selection. Manifold is currently invested in eight developed countries. Country weights are determined based on a combination of expected alpha opportunities and the country weights of the Navellier portion of the Fund.

For the final two months of the fiscal year, when both strategies were employed, the Fund’s returns closely matched those of the benchmark, with similar results for both strategies. However, for this two-month period ending October 31, 2016, the correlation between Manifold and Navellier’s excess returns was only -0.01, suggesting that the return streams were highly uncorrelated. This uncorrelated effect reduced the Fund’s annualized volatility from an estimated 13.24% to 11.12% over the period. While this time period was too short to draw definitive conclusions, the combination reduced portfolio risk during an especially turbulent period of the year.

As quantitative portfolio managers with a large number of positions, Manifold views portfolio performance in terms of countries and sectors. We saw significant outperformance in Healthcare, Consumer Staples, and Real Estate stocks, while Materials, Financials, and Information Technology detracted. Countries that outperformed were Canada and the Eurozone, while Hong Kong and the UK detracted.

In contrast to recent years of low volatility, central bank easing, and high correlation across stocks and sectors, we expect a “noisy” environment as markets and sectors adjust to new uncertainties. This combination of danger and opportunity will likely create a rich environment for Manifold Partners to help differentiate the Fund relative to its benchmark and peers.

Thank you for your continued investment in the American Independence Multi-Manager International Fund.

Definitions:

Alpha measures a portfolio’s risk-adjusted performance independent of benchmark performance.

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 1,856 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Multi-Manager International Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on October 31, 2006. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	5 Year	10 Year
American Independence Multi-Manager International Fund
Institutional Class Shares	(0.47%)	4.27%	1.18%
Class A Shares(1)	(6.71%)	2.52%	0.09%
MSCI All Country World Ex-U.S. Index*	0.22%	3.64%	1.61%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

*

The MSCI All Country World ex USA Index captures large and mid cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 1,856 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell, CFA, Jason Graybill, CFA, & Neil Klein – Portfolio Managers

The Federal Reserve (“Fed”) Bank raised its short term interest rates 25 basis points (0.25%) in December 2015. Since then, it has considered raising rates again, but has not for one reason or another. The key contributing factors were, uncertainty over Great Britain leaving the Euro community, weak U.S. economic numbers, and international financial concerns. Several times over the past 12 months, various Fed members hinted at a pending hike, but there was not enough support amongst the Fed Board when the vote came to raise rates. It is possible that in December 2016 the Fed stays on hold once again. The Fed Funds rate has been at a historically low level since the summer of 2008 (between 0.00% and 0.50%), while longer fixed income rates have moved up and down, seemingly not anchored to the Fed Funds rate. Longer interest rates are influenced by inflation expectations, economic activity, non U.S. interest rates, the stock market and other factors.

Over the past 12 months, the U.S. economy has shown some signs of strength, while at other times, it has displayed weak indicators. As a result, yields moved lower for most of the past year, but since mid-summer rates have started to move back up.

The municipal bond market is just a part of the larger U.S. domestic fixed income market. While municipal bond rates have been impacted by the same factors that have affected all domestic bond yields, they are also impacted by other factors which have little or no bearing on taxable rates. Examples of these special factors are proposed tax law changes, municipal bond bankruptcy cases and municipal bond insurers’ solvency. Municipal bond yields generally moved lower during the past 12 month period except for the summer, when rates started to move a bit higher in response to an anticipated Fed hike at the end of 2016.

This year is proving to be a year of record low interest rates in the municipal bond market. Consequently, in addition to financing new local and statewide projects like school buildings, roads, and fire stations, many issuers afforded themselves of the opportunity to refinance previous bond issues. On a national basis, total municipal bond volume was up 10% over the volume sold last year, illustrating the ample demand. Refunding activity represented about 50% of the total new issue volume of $392 billion.

Kansas bucked the national trend as bond volume was lower this year versus last year, even as many local issuers took advantage of the lower interest rates and refunded their older bond issues. Comparable to the national average, roughly 50% of this year’s Kansas municipal bond volume was refunding issues. The American Independence Kansas Tax-Exempt Bond Fund (the “Fund”) felt the impact of this activity, as it experienced more bond issues being pre-refunded, causing this sector of the Fund to increase in size to 25% from 18% a year ago.

The State of Kansas came under the scrutiny of the municipal bond rating agencies during the summer of 2016. Standard and Poor’s lowered the State’s overall credit rating to AA- from AA. Moody’s indicated that they were concerned about the creditworthiness of the state and placed Kansas and its debt issuing agencies on negative credit watch. Both rating agencies have taken a dim view of the current practice of using nonrecurring resources to narrowly balance the annual budget. Both rating agencies have also noted the challenges associated with the state’s underfunded pension, as well as the impact of the tax cuts from a few years ago.

New elections are here and some of the hardline supporters of Governor Brownback will not be back in Topeka due to their own volition or the will of the people. It is our hope that state politicians will work together to put Kansas back on more sound financial and fiscal ground and pass the needed legislation to move Kansas forward in the quarters to come.

In 2016, the Fund made a concerted effort to maintain a short duration in response to historically low interest rates. This strategy centered on selectively investing in Kansas bonds with maturities ranging from 1 to 3 years. Additionally, the Fund allocated 6% of the portfolio to ultra-short money market alternatives (Variable Rate Demand Notes). This approach began paying off as interest rates shifted higher.

American Independence Funds

Another strategy that added value was taking a cautious approach to the state of Kansas and its related credits. The Fund did not totally avoid Kansas Development Finance Agency (“DFA”), but it did de-emphasize the credit due to concerns over budgetary challenges. The Fund also avoided certain Kansas bonds noted as Bank Qualified issues, as this bond category tends to be slightly more expensive (lower yields), as compared with similar Kansas credits.

Finally, the Fund did not overweight any sectors or stretch for yield by investing in riskier sectors or securities. Instead, the Fund remained resolute in maintaining its conservative premium structure that has helped provide a steady tax-exempt dividend.

The municipal market in Kansas was resilient against the backdrop of the ratings microscope. With rates remaining low, the Fund stays cautious and has been redeploying its funds into premium, well-structured municipal bonds. Stemming from the Budget Impasse over the last couple of years, the Fund has remained wary of adding exposure to the state and its direct agencies. The Fund has not completely avoided Kansas DFA debt, the major issuer for the state, but has been a cautious and opportunistic buyer. The Kansas portfolio is slightly shorter this year than last year with an adjusted duration of 3.4 years and an average maturity of 8.9 years. Its average rating remains “AA” and it holds 118 different bond issuers. Some of the sector weightings of the portfolio are General Revenue 23%, Utilities 17%, General Obligations 11%, and School Districts 9%. This conservatively structured portfolio helped the Fund mitigate some of the weakness in the municipal market over the last 4 to 5 months as rates inched higher. Overall performance was appropriate given slightly defensive bias. The Fund returned 2.80% (Institutional Share Class) over the 12 month period ending October 31, 2016. Over this same time frame, the Barclays Capital 7 Year Municipal Bond Index returned 3.23%. Over a 5 year time horizon, the Institutional Share Class returned an average of 3.49% compared with the Barclays Capital 7 Year Municipal Bond Index’s average at 3.68%.

The Fund did not use derivative investments during the fiscal year ending on October 31, 2016.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on October 31, 2006. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	5 Year	10 Year
American Independence Kansas Tax-Exempt Bond Fund
Institutional Class Shares	2.80%	3.49%	3.92%
Class A Shares(1)	(1.92%)	2.20%	3.07%
Class C Shares(2)	0.79%	2.48%	2.89%
Barclays 7-Year Municipal Bond Index*	3.23%	3.68%	4.69%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

*

The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Carret Core Plus Fund Commentary
(formerly, Boyd Watterson Core Plus Fund)

Jason Graybill, CFA & Neil Klein – Portfolio Managers

Performance

The American Independence Carret Core Plus Fund, Institutional share class, (the “Fund”) returned 4.00% for the fiscal year ended October 31, 2016. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 4.37%. The Fund did not use derivative investments during the fiscal year. Our investment philosophy and process focuses on the protection of principal while generating attractive risk-adjusted total returns. We utilize a research intensive process in our security and sector selection. We employ active duration management to control interest rate risk.

The sector weightings at fiscal year-end are corporate bonds 46%, U.S. Treasuries 10%, mortgage backed securities 26% and collateralized mortgage obligations 7%. In the last month of the fiscal year, we shortened the Fund’s average duration by reducing overall exposure to long-dated U.S. Treasuries and corporate bonds. The proceeds were reinvested into shorter duration corporate bonds to increase incremental cash flow while reducing interest rate risk. Through this restructuring, the Fund was able to capture imbedded gains, reduce interest rate risk and keep the average credit rating at A. The Fund fell 0.8% in the last month of the fiscal year as market interest rates rose from previous lows matching the Index return of a decline of 0.8%. The 10 Year U.S. Treasury rose from 1.60% on September 30th to 1.82% on October 31st.

Market Review

The period coinciding with the Fund’s fiscal year saw interest rates fall in the 10 Year and 30 Year portions of the curve. The benchmark 10 Year Treasury yield decreased to 1.82% (as of October 31, 2016) versus 2.15% one year ago. The yield curve flattened as interest rates declined at the long end of the curve while rates rose slightly at the front end of the curve.

Corporate spreads tightened through-out the year, benefitting credit plays. Volatility remained constant during the year and “all eyes on the FED” remains a core theme. While the FED (Federal Reserve) was initially expected to raise rates four times during 2016, the FED has yet to raise rates as global influences, soft economic growth, and low inflation allowed them to “pause” once again.

The Big Picture and the Year Ahead

We believe the FED should hike rates simply to prepare for the next economic downturn – yes, we still have business cycles! Inflation has crept up (by most measures), wages are rising, and the economy can handle a “small” increase in short term rates. The FED sets short term rates; however, economic growth, inflation and global dynamics help set intermediate to long rates - as observed over the past year. The futures markets are forecasting a 70%+ probability of a December rate hike, meaning a hike is materially factored into both stock and bond market valuations. We are concerned that a “pass’’ sends the message that the global economies have deeper problems than the FED cares to openly admit. However, we believe there are more positives than negatives from slightly higher rates. We also believe that given the FED’s hesitancy to raise rates thus far, they are telegraphing that a series of rate hikes is not “the plan” – rather a 25 basis point hike, followed by a wait and see period - think December 2015 through today.

The FED has talked up a rate hike more than once over the past ten months only to pass and leave rates unchanged, citing the continued low level of inflation and slack in the labor markets. With the Consumer Price Index (“CPI”) increasing 2.3% year-over-year (YoY) in September, wages rising 2.6% YoY, and the unemployment rate hovering between 4.7% - 5.0% throughout 2016, the FED has created a credibility gap by not increasing the Federal Funds Rate. From our perspective, the December 14th FED meeting is a must hike meeting. The time has come for another 25 basis point hike – it will have been a year since the last hike (25 basis points in December of 2015). Since then, the economy has expanded roughly 2.0% and the labor markets added 1.8+ million jobs, even in the face of significant global political, economic, demographic, and terror related challenges. We believe that with stocks near all time highs, consumer confidence at a nine year high, household wealth at a new record, and home values surpassing old highs, the FED should raise rates.

Our case for a rate hike is a simple one – the FED needs to move rates higher, while the economy permits, in preparation for an eventual economic slowdown and the ensuing rate cuts.

American Independence Funds

They can’t cut rates when the Federal Funds Rate is at 0.25% - 0.50% and thus, the FED would have to seriously evaluate a negative interest rate (NIR) policy. While the European Central Bank and the Bank of Japan are utilizing NIRs and currency manipulation as a form of monetary easing, we are of the opinion that a prolonged bout of NIR does more harm than good.

During the last few months, there was much chatter about the FED’s use of Personal Consumption Expenditure (“PCE”) as an inflation gauge instead of CPI. Most central bankers focus on CPI; however, the FED continues to prefer PCE. In the U.S., CPI is running at 2.3% YoY, while PCE is at a 1.6% YoY rate. If the FED focused on CPI instead of PCE, more are arguing that rates would already have been increased.

The American Independence Carret Core Plus Fund, at fiscal year end, had 82% of its assets invested in investment grade bonds and 14% invested in high yield bonds (the maximum permitted exposure to high yield is 20%). At fiscal year end, the Fund had a yield to maturity of 2.14%, a duration of 4.5 years, and an average credit rating of A. With the Fed expected to increase rates, we reduced the Fund’s duration from 5.3 years to 4.5 years during the month of October. Looking into 2017, we see rates rising modestly and A and BBB rated corporate bonds outperforming U.S. Treasury and Agency obligations as corporate profits remain healthy. Accordingly, we continue to increase our exposure to corporate bonds. In the high yield space, we have been reducing our exposure as spreads have tightened. We will be patient in waiting for value to return.

In closing, we thank you for your continued confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Carret Core Plus Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on October 31, 2006. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	5 Year	10 Year
American Independence Carret Core Plus Fund
Institutional Class Shares	4.00%	3.07%	4.88%
Class A Shares(1)	(0.78%)	1.83%	4.16%
Barclays U.S. Aggregate Bond Index*	4.37%	2.90%	4.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

*	The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence U.S. Inflation-Protected Fund Commentary
(formerly, U.S. Inflation-Indexed Fund)

Cedric Scholtes – Portfolio Manager

Over the 12 months ending October 31, 2016 the American Independence U.S. Inflation-Protected Fund, Institutional Class (the “Fund”) returned 5.76%, while the Barclays U.S. Treasury Inflation-Protected Securities Index returned 5.89%. For the 2016 fiscal year, the largest contributor to performance was duration positioning. Breakeven inflation (BEI) and yield curve positioning modestly detracted from performance.

We began November 2015 with a 7-year – 30-year flattening position based on the view that the curve would bear flatten as the front-end of the curve prices in faster rate hikes. This proved to be profitable during November, prompting us to reduce the size of the position in the second half of the month. We established a 2-year – 5-year nominal steepening position ahead of the December Federal Open Market Committee (“FOMC”) meeting with the view that yields should reprice higher given that the Federal Reserve (“Fed”) is embarking on a rate normalization process and this part of the curve looked too flat given the level of rates. We were positioned overweight real duration in November and December 2015 based on the relative attractiveness of longer-dated forward real yields. We reduced the overweight in real duration position ahead of the non-farm payroll report in the beginning of November. This mitigated losses as real yields sold off following a strong payroll report.

During the first quarter of 2016, the overweight real duration position contributed to performance as the sell-off in global risk assets led to a flight-to-quality rally in U.S. Treasuries. The negative market sentiment was driven by uncertainty over China’s macro outlook, continuing declines in oil prices, rising concern that the U.S. was headed for a near term recession, and fear that policy makers are out of ammunition in a world where global growth and inflation are both faltering badly. The position also performed strongly following the dovish tone of the March FOMC meeting. The portfolio’s 2-year – 5-year nominal curve steepener and 10-year – 30-year real yield curve flattener positions both detracted from performance in January. We believed 2-year yields would rise as market expectations for Fed rate hikes moved closer to the “Fed Median Dots” and longer-dated forward real yields appeared relatively attractive. However, the risk-off rally in Treasuries was led by the 5-year nominal sector, and a steepening of the real yield curve. We closed both positions during January. In February, the portfolio’s underweight in 5 to 7-year real yields versus 10-year real yields contributed to performance. In March, the real yield curve flattening position (underweight in 5-year vs 10-year and 30-year sectors) detracted from performance.

During the second quarter, the main risk position in the portfolio was the long U.S. real yield and BEI combination trade. We gradually started taking profit on our overweight in real duration position as Treasury yields fell after an abysmal May non-farm payroll report released in June. However, with Brexit polls increasingly pointing to a close outcome in the week before the vote, we increased the defensiveness of the portfolio by buying nominal duration. This resulted in a reduced BEI position hedged with a larger overweight in real duration position. This proved to be prudent as the overweight in duration position offset some of the losses coming from the overweight in BEI position in the aftermath of the referendum outcome.

During the third quarter, the largest contributor to performance was the long BEI position. The position was partially hedged with an overweight in real duration position. We maintained a minimum BEI overweight position of 3 months during the quarter. The valuation argument for being overweight long-dated BEIs in the 1.50% to 1.80% range was hard to dismiss, since core Consumer Price Index (“CPI”) was running at 2.3% year-over-year, and data suggested that the labor market continues to gently tighten. Fundamentally, we continue to believe that 5-year / 5-year forward BEIs should trade around 2.0%. While longer-dated BEI spreads remained almost unchanged over the course of July and August, the position benefitted from positive inflation carry. In September, the overweight BEI position benefitted from the recovery in BEI spreads during the month, contributing positively to performance. We added to the position as a tactical trade ahead of the FOMC meeting and took profit after the meeting.

In October, we maintained the BEI and real duration combination trade. The long BEI position performed well. As 10-year BEI spreads reached year-to-date highs of 172 basis points, we took partial profit on the position. We maintain a core overweight position as longer-dated BEI rates continue to offer fundamental value. As the global sovereign debt markets sold-off, our overweight in real duration position suffered. With both the nominal and real yield curves steepening in the sell-off, longer dated forward yields rose to

American Independence Funds

relatively attractive levels, which we took advantage of to add to our duration position.

Derivatives Discussion

The Fund uses U.S. Treasury futures in managing duration, yield curve and breakeven inflation exposures for the portfolio. The notional exposure of futures is typically a small percentage of the Fund’s Net Assets.

Duration	Average Quality	Number of Holdings	Average Maturity
8.37 Years	GOVT	27	9.58 Years

Thank you for your investment in the Fund and your continued support and confidence.

Definitions:

Break Even Inflation (BEI) is the difference between the nominal yield on a fixed-rate investment and the real yield (fixed spread) on an inflation-linked investment of similar maturity and credit quality.

Consumer Price Index (CPI) is a measure used to assess price changes associated with the cost of living. The return of Treasury Inflation Protected Securities is linked to the rate of U.S. Inflation as measured by the CPI.

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence U.S. Inflation-Protected Fund - Performance

This chart assumes an initial investment of $20,000,000 in the Institutional Class made on October 31, 2006. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016	Annualized
	1 Year	5 Year	10 Year
American Independence U.S. Inflation-Protected Fund
Institutional Class Shares	5.76%	1.22%	4.51%
Class A Shares(1)	0.77%	(0.09%)	3.71%
Class C Shares(2)	3.76%	0.23%	3.95%
Premier Class Shares	5.67%	1.07%	4.36%
Barclays U.S. Treasury Inflation-Protected Securities Index*	5.89%	1.47%	4.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

*	The Barclays U.S. Treasury Inflation-Protected Securities Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

American Independence Funds

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds Trust	Schedule of Investments
American Independence Navellier Large Cap Growth Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 98.9%
Consumer Discretionary — 10.3%
Amazon.com, Inc. (a)	345	272,488
O'Reilly Automotive, Inc. (a)	645	170,564
Ross Stores, Inc.	3,430	214,512
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,515	368,660
		1,026,224
Consumer Staples — 22.5%
Clorox Co. (The)	2,183	262,004
Constellation Brands, Inc., Class A	1,913	319,700
Dr. Pepper Snapple Group, Inc.	2,975	261,175
Hormel Foods Corp.	7,045	271,232
Ingredion Inc	1,575	206,593
JM Smucker Co. (The)	1,830	240,297
Pinnacle Foods, Inc.	4,580	235,504
Reynolds American, Inc.	4,070	224,176
Tyson Foods, Inc.	3,235	229,200
		2,249,881
Financials — 5.3%
Digital Realty Trust Inc	3,235	302,246
Equifax, Inc.	1,835	227,485
		529,731
Health Care — 8.2%
Health Care Equipment — 6.2%
Baxter International, Inc.	4,300	204,637
Edwards Lifesciences Corp. (a)	1,775	169,016
Intuitive Surgical, Inc. (a)	355	238,588
		612,241
Life Sciences Tools and Service — 2.0%
Mettler-Toledo International, Inc. (a)	500	202,040

Total Health Care		814,281

Industrials — 5.5%
Lockheed Martin Corp.	1,325	326,453
Raytheon Co.	1,665	227,456
		553,909
Information Technology — 31.0%
Semiconductors — 7.5%
Broadcom Ltd. (b)	1,775	302,247
NVIDIA Corp.	6,292	447,739
		749,986
Software and Services — 23.5%
Accenture PLC, Class A (b)	1,953	227,017
Activision Blizzard, Inc.	5,700	246,069
Adobe Systems, Inc. (a)	2,075	223,083
Alphabet, Inc., Class A (a)	245	198,426
Applied Materials, Inc.	5,180	150,634
Facebook, Inc., Class A (a)	1,965	257,395
Fiserv, Inc. (a)	2,204	217,050
Global Payments, Inc.	2,765	200,518
NetEase, Inc. - ADR	800	205,592
Vantiv, Inc., Class A (a)	5,375	313,685
Weibo Corp. - ADR (a)	2,275	104,673
		2,344,142
Total Information Technology		3,094,128

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Navellier Large Cap Growth Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 98.9% (continued)
Materials — 4.8%
Avery Dennison Corp.	3,985	278,113
Vulcan Materials Co.	1,765	199,798
		477,911
Telecommunication Services — 1.3%
AT&T, Inc.	3,600	132,444

Utilities — 10.0%
American Water Works Co., Inc.	2,995	221,750
Consolidated Edison, Inc.	3,765	284,445
NiSource, Inc.	8,480	197,245
SCANA Corp.	4,080	299,309
		1,002,749
Total Common Stocks (Cost $8,949,345)		9,881,258

Short-Term Investment — 1.1%
Money Market Fund — 1.1%
Federated Government Obligations Fund, Premier Shares, 0.32% (c)	111,044	111,044
Total Short-Term Investment (Cost $111,044)		111,044

Total Investments (Cost $9,060,389(d)) — 100.0%		$9,992,302

Liabilities in excess of other assets — (0.0)%		(4,380)

NET ASSETS — 100.0%		$9,987,922

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Rate listed is the 7-day effective yield at 10/31/16.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ADR — American Depositary Receipt

PLC — Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$9,881,258	$—	$—	$9,881,258
Short-Term Investment	111,044	—	—	111,044
Total Investments	$9,992,302	$—	$—	$9,992,302

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Hillcrest Small Cap Value Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 96.4%
Consumer Discretionary — 10.3%
Brinker International, Inc.	2,130	104,881
Caleres, Inc.	3,320	83,033
Group 1 Automotive, Inc.	1,080	65,092
Helen of Troy Ltd. (a)(b)	1,190	96,985
Tenneco Inc. (a)	2,060	113,444
Thor Industries, Inc.	1,810	143,551
		606,986
Consumer Staples — 1.3%
Andersons, Inc. (The)	1,990	75,720

Energy — 6.2%
Callon Petroleum Co. (a)	8,510	110,545
Carrizo Oil & Gas, Inc. (a)	4,070	137,688
Synergy Resources Corp. (a)	16,560	113,270
		361,503
Financials — 25.8%
Banks — 18.8%
Customers Bancorp, Inc. (a)	5,390	145,907
First Busey Corporation	3,910	90,360
First Interstate BancSystem Inc., Class A	4,810	153,439
Great Western Bancorp, Inc.	3,550	114,452
MainSource Financial Group, Inc.	2,630	65,645
Pacific Continental Corp.	4,190	71,859
Seacoast Banking Corp of Florida (a)	4,096	71,311
Simmons First National Corp., Class A	2,680	132,258
South State Corp.	1,800	132,030
Sterling Bancorp/DE	7,220	129,960
		1,107,221
Diversified — 1.9%
Hilltop Holdings, Inc. (a)	4,650	114,855

Insurance — 5.1%
American Equity Investment Life Holding Co.	4,080	73,155
Argo Group International Holdings Ltd (b)	2,160	120,096
National General Holdings Corp.	5,180	106,449
		299,700
Total Financials		1,521,776

Health Care — 6.6%
Aceto Corp.	5,320	97,516
AMN Healthcare Services Inc. (a)	3,570	117,096
Analogic Corp.	640	52,384
INC Research Holdings Inc., Class A (a)	2,700	123,390
		390,386
Industrials — 10.8%
ABM Industries, Inc.	3,480	135,998
Apogee Enterprises Inc	2,580	105,135
Curtiss-Wright Corp.	1,480	132,638
Knoll, Inc.	4,900	106,036
Ply Gem Holdings Inc. (a)	6,187	84,762
TrueBlue, Inc. (a)	4,170	72,975
		637,544

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Hillcrest Small Cap Value Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 96.4% (continued)
Information Technology — 12.0%
Cirrus Logic, Inc. (a)	3,260	175,975
II-VI, Inc. (a)	6,000	166,800
Sanmina Corporation (a)	4,250	117,512
Synaptics, Inc. (a)	1,540	80,265
SYNNEX Corp.	1,620	166,115
		706,667
Materials — 4.5%
Cabot Corp.	1,880	98,023
Innospec, Inc.	1,710	103,028
P.H. Glatfelter Co.	2,940	65,327
		266,378
Real Estate — 12.1%
REIT — 12.1%
DuPont Fabros Technology, Inc.	3,350	136,713
GEO Group, Inc. (The)	2,730	65,411
Lexington Realty Trust	11,700	118,638
Ramco-Gershenson Properties Trust	6,500	112,710
RLJ Lodging Trust	4,420	87,162
Ryman Hospitality Properties, Inc.	1,940	97,815
Select Income REIT	3,820	94,507
		712,956
Utilities — 6.8%
Avista Corp.	3,040	125,856
Black Hills Corp.	2,670	165,139
NRG Yield Inc	7,110	109,494
		400,489
Total Common Stocks (Cost $5,579,525)		5,680,405

Short-Term Investment — 4.9%
Money Market Fund — 4.9%
Federated Government Obligations Fund, Premier Shares, 0.32% (c)	289,198	289,198
Total Short-Term Investment (Cost $289,198)		289,198

Total Investment (Cost $5,868,723(d)) — 101.3%		$5,969,603

Liabilities in excess of other assets — (1.3)%		(74,072)

NET ASSETS — 100.0%		$5,895,531

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Rate listed is the 7-day effective yield at 10/31/16.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

REIT — Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$ 5,680,405	$ —	$ —	$ 5,680,405
Short-Term Investment	289,198	—	—	289,198
Total Investments	$ 5,969,603	$ —	$ —	$ 5,969,603

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Navellier Defensive Alpha Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 78.0%
Consumer Discretionary — 10.5%
Domino's Pizza, Inc.	4,200	710,808
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,049	741,944
		1,452,752
Consumer Staples — 15.2%
Blue Buffalo Pet Products, Inc. (a)	27,100	680,752
Kellogg Co.	8,795	660,768
Molson Coors Brewing Co., Class B	7,400	768,194
		2,109,714
Financials — 4.9%
MarketAxess Holdings, Inc.	4,461	672,540

Health Care — 35.4%
Health Care Equipment — 19.7%
Cantel Medical Corp.	9,562	681,101
Edwards Lifesciences Corp. (a)	6,348	604,456
IDEXX Laboratories, Inc. (a)	6,810	729,623
NuVasive, Inc. (a)	12,045	719,448
		2,734,628
Health Care Supplies — 10.2%
Align Technology, Inc. (a)	7,750	665,880
West Pharmaceutical Services, Inc.	9,790	744,334
		1,410,214
Health Care Technology — 5.5%
Veeva Systems, Inc., Class A (a)	19,615	762,043

Total Health Care		4,906,885

Information Technology — 12.0%
Facebook, Inc., Class A (a)	6,009	787,119
Vantiv, Inc., Class A (a)	15,086	880,419
		1,667,538
Total Common Stocks (Cost $10,050,568)		10,809,429

Short-Term Investment — 17.8%
Money Market Fund — 17.8%
Federated Government Obligations Fund, Premier Shares, 0.32% (b)	2,473,617	2,473,617
Total Short-Term Investment (Cost $2,473,617)		2,473,617

Total Investments (Cost $12,524,185(c)) — 95.8%		$13,283,046

Other assets in excess of liabilities — 4.2%		576,601

NET ASSETS — 100.0%		$13,859,647

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield at 10/31/16.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Navellier Defensive Alpha Fund	October 31, 2016

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$10,809,429	$—	$—	$10,809,429
Short-Term Investment	2,473,617	—	—	2,473,617
Total Investments	$13,283,046	$—	$—	$13,283,046

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence JAForlines Global Tactical Allocation Fund	October 31, 2016

Security Description	Shares	Value ($)
Exchange Traded Products — 98.8%
International Equity Exchange Traded Products — 25.0%
iShares Edge MSCI EAFE Minimum Volatility ETF	296,629	19,070,278
iShares Edge MSCI Emerging Markets Minimum Volatility ETF	63,024	3,329,558
iShares MSCI Australia ETF	217,493	4,410,758
		26,810,594
International Fixed Income Exchange Traded Products — 20.3%
iShares International High Yield Bond ETF	114,606	5,385,336
iShares J.P. Morgan USD Emerging Markets Bond ETF	86,912	9,967,937
SPDR Citi International Government Inflation-Protected Bond ETF	115,282	6,368,178
		21,721,451
U.S. Alternative Exchange Traded Products — 5.2%
iShares Gold Trust (a)	445,297	5,486,059
SPDR Gold Trust (a)	719	87,675
		5,573,734
U.S. Equity Exchange Traded Products — 21.4%
Financial Select Sector SPDR Fund	229,349	4,527,349
iShares Edge MSCI USA Minimum Volatility ETF	313,634	13,856,350
iShares U.S. Technology ETF	37,762	4,478,196
		22,861,895
U.S. Fixed Income Exchange Traded Products — 26.9%
iShares iBoxx High Yield Corporate Bond ETF	101,195	8,704,794
iShares TIPS Bond ETF	37,460	4,340,116
iShares U.S. Preferred Stock ETF	405,794	15,805,676
		28,850,586
Total Exchange Traded Products (Cost $104,986,184)		105,818,260

Short-Term Investment — 2.1%
Money Market Fund — 2.1%
Federated Government Obligations Fund, Premier Shares, 0.32% (b)	2,258,519	2,258,519
Total Short-Term Investment (Cost $2,258,519)		2,258,519

Total Investments (Cost $107,244,703(c)) — 100.9%		$108,076,779

Liabilities in excess of other assets — (0.9)%		(939,391)

NET ASSETS — 100.0%		$107,137,388

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield at 10/31/16.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$105,818,260	$—	$—	$105,818,260
Short-Term Investment	2,258,519	—	—	2,258,519
Total Investments	$108,076,779	$—	$—	$108,076,779

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2%
Australia — 8.6%
Amcor Ltd.	8,770	98,097
Amcor Ltd. - ADR	10,000	448,400
AMP Ltd.	17,640	61,341
Ansell Ltd.	1,160	19,145
Aristocrat Leisure Ltd.	3,580	41,788
Australia & New Zealand Banking Group Ltd.	4,370	92,607
Beach Energy Ltd.	98,520	54,350
BlueScope Steel Ltd.	3,890	23,088
BWP Trust	12,320	27,842
Caltex Australia Ltd.	5,030	117,617
carsales.com Ltd.	2,670	21,657
Coca-Cola Amatil, Ltd.	14,010	101,701
Cochlear Ltd.	870	84,709
Credit Corp. Group Ltd.	7,030	94,789
Cromwell Property Group	34,280	23,737
Crown Resorts Ltd.	9,920	82,201
CSL, Ltd.	1,850	141,488
Domino's Pizza Enterprises Ltd.	760	37,156
DuluxGroup Ltd.	24,460	119,862
Evolution Mining Ltd.	25,070	43,112
Fortescue Metals Group Ltd.	10,370	43,399
Harvey Norman Holdings Ltd.	10,460	40,194
Iluka Resources Ltd.	12,260	53,828
JB Hi-Fi Ltd.	2,710	58,543
Mineral Resources Ltd.	13,580	119,556
Myer Holdings Ltd.	53,680	47,994
National Australia Bank Ltd.	2,530	53,903
QBE Insurance Group Ltd.	14,440	109,767
Retail Food Group Ltd.	4,790	24,675
Select Harvests Ltd.	10,500	48,897
Sigma Pharmaceuticals Ltd.	93,120	94,240
Southern Cross Media Group Ltd.	79,140	86,716
St. Barbara Ltd. (a)	10,940	21,893
Sydney Airport	15,080	71,831
Telstra Corp. Ltd.	37,870	143,504
Treasury Wine Estates Ltd. - ADR	50,500	417,635
Webjet Ltd.	9,610	79,998
Wesfarmers Ltd.	4,350	135,743
Western Areas Ltd. (a)	18,280	34,357
Westpac Banking Corp.	6,650	154,182
Woodside Petroleum Ltd.	6,910	149,168
WorleyParsons Ltd. (a)	11,730	75,867
		3,800,577
Austria — 0.2%
S&T AG	8,500	83,761

Brazil — 1.1%
Banco Bradesco SA - ADR	45,530	473,967

Canada — 10.7%
Ag Growth International, Inc.	1,040	36,182
Agnico Eagle Mines Ltd.	420	21,346
Algonquin Power & Utilities Corp.	9,780	86,468
Altus Group Ltd.	1,640	35,399

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
Canada — 10.7% (continued)
ARC Resources Ltd.	1,700	28,881
BCE, Inc.	10,300	468,032
Boralex, Inc., Class A	2,430	34,883
Brookfield Asset Management, Inc., Class A	1,430	50,113
Canadian Apartment Properties REIT	3,240	70,877
Canadian Pacific Railway Ltd.	240	34,334
CanWel Building Materials Group Ltd.	17,250	84,300
Cargojet, Inc.	2,670	87,712
Cascades, Inc.	12,100	114,202
CCL Industries, Inc., Class B	300	53,392
CGI Group, Inc., Class A (a)	9,800	465,206
CI Financial Corp.	4,230	77,890
Clearwater Seafoods, Inc.	3,500	35,645
Corus Entertainment, Inc.	6,130	50,630
Cott Corp.	3,130	41,078
CRH Medical Corp. (a)	10,200	49,467
Crius Energy Trust	5,530	35,318
Dream Global Real Estate Investment Trust	9,700	66,003
Element Fleet Management Corp.	13,770	134,279
Enbridge, Inc.	670	28,954
Encana Corp.	6,670	63,649
Endeavour Mining Corp. (a)	2,710	52,975
Endeavour Silver Corp. (a)	4,500	19,775
Exchange Income Corp.	2,340	65,715
Fiera Capital Corp.	3,900	35,005
Fortis, Inc.	1,540	50,728
goeasy Ltd.	2,300	43,707
Gold Standard Ventures Corp. (a)	10,300	24,438
High Liner Foods, Inc.	1,170	21,448
Industrial Alliance Insurance & Financial Services, Inc.	1,010	39,140
Inter Pipeline Ltd.	3,840	79,676
Kelt Exploration Ltd. (a)	14,960	66,189
Keyera Corp.	860	25,833
Klondex Mines Ltd. (a)	4,490	24,756
Magna International, Inc.	3,180	130,659
Manulife Financial Corp.	5,640	81,762
MTY Food Group, Inc.	700	25,278
New Flyer Industries, Inc.	1,500	41,968
Norbord, Inc.	1,780	41,900
Parkland Fuel Corp.	3,160	73,866
Pengrowth Energy Corp.	34,280	52,943
Polaris Infrastructure, Inc.	5,000	61,367
Power Corp. of Canada	2,930	62,893
Power Financial Corp.	3,590	84,909
Premium Brands Holdings Corp.	1,120	54,241
Ritchie Bros Auctioneers, Inc.	2,190	75,783
Rogers Communications, Inc., Class B	2,230	89,779
Royal Bank of Canada	3,080	192,572
Saputo, Inc.	1,830	65,811
Sienna Senior Living, Inc.	3,060	36,461
Silver Wheaton Corp.	2,070	49,916
Spartan Energy Corp. (a)	9,890	23,022
Stella-Jones, Inc.	2,750	97,665
Suncor Energy, Inc.	740	22,223

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
Canada — 10.7% (continued)
Thomson Reuters Corp.	1,350	53,243
Toronto-Dominion Bank (The)	9,500	431,110
Trevali Mining Corp. (a)	43,010	33,053
		4,686,049
China — 9.9%
AAC Technologies Holdings, Inc.	4,000	38,169
Agile Group Holdings Ltd.	86,000	47,797
Anhui Conch Cement Co., Ltd., Class H	15,000	41,587
ANTA Sports Products Ltd.	11,000	31,773
AviChina Industry & Technology Co., Ltd., Class H	63,000	42,813
Bank of China Ltd., Class H	83,000	37,246
Bank of Communications Co., Ltd., Class H	58,000	44,202
BOC Hong Kong Holdings Ltd.	15,000	53,579
China Agri-Industries Holdings Ltd. (a)	243,000	95,259
China Coal Energy Co., Ltd., Class H (a)	114,000	64,682
China Foods Ltd.	112,000	49,682
China Life Insurance Co., Ltd., Class H	24,000	59,606
China Mobile, Ltd.	14,500	166,130
China Molybdenum Co., Ltd., Class H	252,000	55,892
China Overseas Land & Investment Ltd.	14,000	43,237
China Resources Land Ltd.	10,000	24,939
China Shenhua Energy Co., Ltd., Class H	23,500	48,910
China Telecom Corp. Ltd., Class H	70,000	36,196
CITIC Ltd.	40,000	57,460
Dongfeng Motor Group Co., Ltd., Class H	36,000	37,463
GOME Electrical Appliances Holding Ltd.	377,000	47,642
Greentown China Holdings Ltd. (a)	45,500	37,198
Guangshen Railway Co., Ltd., Class H	92,000	50,894
Hengan International Group Co., Ltd.	5,500	43,795
Industrial & Commercial Bank of China Ltd., Class H	167,000	100,567
Kunlun Energy Co., Ltd.	66,000	49,958
Lee & Man Paper Manufacturing Ltd.	125,000	93,973
Lianhua Supermarket Holdings Co., Ltd., Class H (a)	84,000	34,229
Lonking Holdings Ltd.	359,000	58,793
New Oriental Education & Technology Group, Inc. - ADR (a)	9,700	486,261
Nine Dragons Paper Holdings Ltd.	48,000	39,118
Ping An Insurance Group Co. of China Ltd., Class H	16,500	87,129
Shandong Molong Petroleum Machinery Co., Ltd., Class H (a)	99,600	48,420
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	76,000	49,589
Shanghai Industrial Urban Development Group Ltd.	220,000	55,887
SOHO China Ltd.	48,500	25,079
TAL Education Group - ADR (a)	6,700	545,648
TCL Multimedia Technology Holdings Ltd. (a)	84,000	42,569
Tencent Holdings Ltd.	6,600	175,151
Tencent Holdings Ltd. - ADR	15,400	408,562
Weibo Corp. - ADR (a)	8,700	400,287
Xinyuan Real Estate Co., Ltd. - ADR	65,000	350,350
Yanzhou Coal Mining Co., Ltd., Class H	62,000	45,971
		4,353,692
Colombia — 0.9%
Bancolombia SA - ADR	10,200	390,456

Finland — 0.2%
Winpak Ltd.	2,920	99,868

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
France — 4.1%
ABC arbitrage	1,286	10,672
Arkema SA	1,380	130,678
Bollore SA	22,600	74,326
Casino Guichard Perrachon SA	2,490	123,736
Dassault Systemes - ADR	5,000	395,550
Direct Energie	1,060	39,392
Eutelsat Communications SA	6,330	132,540
Korian SA	1,390	42,521
Nexans SA (a)	2,250	127,719
Rubis SCA	510	46,449
SOITEC (a)	141,390	134,849
TOTAL SA - ADR	7,900	377,146
Vinci SA	2,320	167,807
		1,803,385
Germany — 5.9%
adidas AG - ADR	5,800	475,600
Carl Zeiss Meditec AG	3,340	119,932
CompuGroup Medical SE	550	24,316
Deutsche Wohnen AG	920	29,974
Duerr AG	1,440	107,187
Evotec AG (a)	24,950	136,785
Grammer AG	2,210	126,054
Infineon Technologies AG	7,300	130,883
Koenig & Bauer AG (a)	1,153	54,079
LANXESS AG	510	32,612
Leoni AG	3,340	126,632
Nemetschek SE	2,020	125,779
QSC AG	15,450	31,774
SAP SE - ADR	4,800	421,632
Sartorius AG	1,560	122,396
Siemens AG - ADR	3,200	363,680
Takkt AG	1,615	38,206
TUI AG	9,020	114,505
		2,582,026
Hong Kong — 4.5%
AIA Group Ltd. - ADR	16,300	413,694
Cathay Pacific Airways Ltd.	18,000	23,722
China Gas Holdings Ltd.	20,000	30,484
Chinese Estates Holdings Ltd.	28,000	50,621
CK Hutchison Holdings, Ltd.	11,000	136,101
CLP Holdings Ltd. - ADR	46,800	478,530
CLP Holdings, Ltd.	5,500	55,958
Common Splendor International Health Industry Group Ltd. (a)	524,000	45,272
First Pacific Co., Ltd.	44,000	33,362
Hang Lung Properties Ltd.	20,000	44,153
Hong Kong Exchanges and Clearing Ltd.	1,100	29,135
I-CABLE Communications Ltd. (a)	801,000	85,730
Johnson Electric Holdings Ltd.	15,000	36,287
Kerry Properties Ltd.	16,500	52,235
Li & Fung Ltd.	90,000	44,333
Lifestyle International Holdings Ltd.	47,500	63,702
Luk Fook Holdings International Ltd.	26,000	76,274
Skyworth Digital Holdings Ltd.	156,000	100,984
Stella International Holdings Ltd.	28,500	49,467

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
Hong Kong — 4.5% (continued)
Sun Hung Kai Properties, Ltd.	5,000	74,663
Transport International Holdings Ltd.	15,600	47,173
		1,971,880
Indonesia — 1.1%
Telekomunikasi Indonesia Persero Tbk PT - ADR	15,400	500,346

Israel — 1.9%
AudioCodes Ltd. (a)	75,300	393,066
Orbotech Ltd. (a)	16,800	460,320
		853,386
Italy — 2.2%
Amplifon SpA	11,930	125,944
Banca Carige SpA (a)	360,530	122,759
Beni Stabili SpA SIIQ	131,107	76,390
Brembo SpA	2,120	130,844
Buzzi Unicem SpA	5,740	111,503
Datalogic SpA	2,301	48,179
Davide Campari-Milano SpA	11,200	112,651
DiaSorin SpA	440	27,011
Prada SpA	24,900	87,336
Prysmian SpA	5,020	124,757
		967,374
Japan — 18.1%
77 Bank Ltd. (The)	49,000	221,487
Advantest Corp.	13,300	190,226
Ajinomoto Co., Inc.	2,600	57,809
ANA Holdings, Inc.	21,000	58,992
Asahi Diamond Industrial Co., Ltd.	6,100	45,452
Chubu Electric Power Co., Inc.	10,700	157,265
Daiichi Sankyo Co., Ltd.	2,400	57,690
Eisai Co., Ltd.	700	44,617
Ezaki Glico Co., Ltd.	1,000	56,811
Fudo Tetra Corp.	32,900	57,920
Fuji Heavy Industries Ltd. - ADR	20,000	388,800
Fuji Oil Holdings, Inc.	2,300	44,343
Fujitsu General Ltd.	2,000	45,906
Furukawa Electric Co., Ltd.	2,800	82,467
Hokuriku Electric Power Co.	16,900	191,861
Hoshizaki Corp.	600	54,128
House Foods Group, Inc.	8,900	198,606
Japan Cash Machine Co., Ltd.	4,500	63,806
Japan Exchange Group, Inc.	10,800	160,636
Kaneka Corp.	26,000	215,254
KDDI Corp.	2,100	63,788
KDDI Corp. - ADR	28,100	425,715
Keikyu Corp.	6,000	60,465
Kirin Holdings Co., Ltd.	5,700	98,042
Kura Corp.	1,000	50,340
Kyowa Hakko Kirin Co., Ltd.	4,900	74,839
M3, Inc.	7,100	216,206
Mazda Motor Corp.	13,400	220,284
MEIJI Holdings Co., Ltd.	800	79,783
Mitsubishi Tanabe Pharma Corp.	2,500	48,675
Mitsubishi UFJ Lease & Finance Co., Ltd.	14,700	71,202

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
Japan — 18.1% (continued)
Mitsui & Co., Ltd.	13,800	191,468
Mitsui Fudosan Co., Ltd.	4,000	90,993
Nichi-iko Pharmaceutical Co., Ltd.	2,600	46,663
Nichiha Corp.	2,700	66,675
Nidec Corp. - ADR	19,100	461,838
Nippon Steel & Sumitomo Metal Corp.	1,800	35,603
Nippon Telegraph & Telephone Corp. - ADR	9,300	412,827
Nishimatsuya Chain Co., Ltd.	3,900	54,890
Nissan Motor Co., Ltd.	5,800	58,974
Nisshin Seifun Group, Inc.	10,400	153,202
Pacific Metals Co., Ltd. (a)	47,000	141,333
Ricoh Co., Ltd.	3,200	26,067
Santen Pharmaceutical Co., Ltd.	3,600	52,552
Seven & I Holdings Co., Ltd.	1,000	41,709
Shin-Etsu Chemical Co., Ltd. - ADR	21,500	409,575
Shionogi & Co., Ltd.	3,700	182,315
Ship Healthcare Holdings, Inc.	4,400	128,753
Shiseido Co., Ltd.	1,100	28,347
Showa Denko KK	12,000	158,614
SoftBank Group Corp. - ADR	11,700	368,550
Sony Corp. - ADR	12,000	375,960
Sumitomo Chemical Co., Ltd.	6,000	28,434
Sumitomo Dainippon Pharma Co., Ltd.	6,800	117,836
Sumitomo Metal Mining Co., Ltd.	2,000	25,874
Suzuken Co., Ltd.	1,900	61,022
Taiyo Yuden Co., Ltd.	6,400	68,333
Tohoku Electric Power Co., Inc.	2,300	28,125
Tokyo Gas Co., Ltd.	20,000	90,631
Towa Pharmaceutical Co., Ltd.	800	29,843
Toyo Suisan Kaisha, Ltd.	2,100	85,031
Trusco Nakayama Corp.	1,000	51,672
Ube Industries Ltd.	40,000	82,600
		7,959,724
Netherlands — 0.1%
Royal Dutch Shell PLC, Class B	1,990	51,384

Norway — 1.1%
Marine Harvest ASA - ADR	27,000	488,700

Singapore — 1.0%
Broadcom Ltd.	2,440	415,483

South Africa — 1.7%
Harmony Gold Mining Co., Ltd. - ADR	109,900	348,383
Naspers Ltd., Class N - ADR	23,800	402,220
		750,603
South Korea — 0.8%
Korea Electric Power Corp. - ADR	16,000	348,960

Spain — 1.1%
HOCHTIEF AG	510	69,523
Telefonica Brasil SA - ADR	27,700	398,880
		468,403

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
Sweden — 1.0%
Swedbank AB - ADR	18,200	426,608

Switzerland — 2.0%
Logitech International SA	19,500	472,875
Lonza Group AG - ADR	22,300	420,467
		893,342
Taiwan — 1.1%
FIH Mobile Ltd.	142,000	46,876
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	14,300	444,730
		491,606
Thailand — 0.9%
Fabrinet (a)	10,200	387,192

United Kingdom — 10.0%
888 Holdings PLC	23,749	63,062
accesso Technology Group PLC (a)	2,200	39,482
Ashmore Group PLC	35,760	153,282
ASOS PLC (a)	1,960	125,793
AVEVA Group PLC	2,000	44,927
Balfour Beatty PLC	7,240	23,954
BGEO Group PLC	4,370	157,706
Bodycote PLC	7,630	55,192
BP PLC	13,010	76,828
Bunzl PLC	1,200	32,216
Cairn Energy PLC (a)	11,310	28,085
Cineworld Group PLC	22,370	147,613
DCC PLC	1,890	153,789
De La Rue PLC	5,070	35,498
EMIS Group PLC	2,760	28,186
Fenner PLC	12,340	32,993
Fidessa Group PLC	1,316	39,507
GVC Holdings PLC (a)	18,050	153,483
Halma PLC	6,110	78,175
Hays PLC	34,730	57,919
Hill & Smith Holdings PLC	1,837	22,517
Hiscox Ltd.	2,090	26,052
HomeServe PLC	9,928	73,875
IG Group Holdings PLC	2,840	28,622
InterContinental Hotels Group PLC - ADR	11,200	441,840
IQE PLC (a)	57,868	21,018
J Sainsbury PLC	8,270	25,332
Johnson Matthey PLC	1,150	47,876
Legal & General Group PLC	63,980	163,563
Lloyds Banking Group PLC	228,650	159,840
Melrose Industries PLC	58,120	119,738
Novae Group PLC	1,569	15,449
Paysafe Group PLC (a)	13,510	71,418
Pennon Group PLC	3,810	38,816
Playtech Plc	2,330	26,398
PZ Cussons PLC	14,572	59,580
RELX PLC - ADR	21,800	395,452
Sage Group PLC (The)	4,620	40,695
SDL PLC	1,680	8,896
Serco Group PLC (a)	54,010	90,467

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Security Description	Shares	Value ($)
Common Stocks — 97.2% (continued)
United Kingdom — 10.0% (continued)
Sports Direct International PLC (a)	10,170	34,355
Standard Chartered PLC (a)	6,150	52,420
Tate & Lyle PLC	4,640	44,185
Telecom Plus PLC	3,158	45,649
Travis Perkins PLC	7,800	126,937
Turquoise Hill Resources Ltd. (a)	15,800	49,040
Unilever PLC	680	28,376
Unilever PLC - ADR	9,000	375,030
Vesuvius PLC	25,100	111,695
Wm Morrison Supermarkets PLC	51,130	141,386
		4,414,207
United States — 7.0%
Accenture PLC, Class A	3,820	444,037
Arch Capital Group Ltd. (a)	5,900	460,023
Chubb Ltd.	3,375	428,625
James River Group Holdings Ltd.	13,100	493,084
Medtronic PLC	4,900	401,898
Mettler-Toledo International, Inc. (a)	1,100	444,488
Nielsen Holdings NV	8,800	396,176
Rhythmone PLC (a)	23,300	10,169
		3,078,500
Total Common Stocks (Cost $41,776,070)		42,741,479

Short-Term Investment — 2.4%
Money Market Fund — 2.4%
Federated Treasury Obligations Fund, Institutional Shares, 0.20% (b)	1,056,463	1,056,463
Total Short-Term Investment (Cost $1,056,463)		1,056,463

Total Investments (Cost $42,832,533(c)) — 99.6%		$43,797,942

Other assets in excess of liabilities — 0.4%		195,110

NET ASSETS — 100.0%		$43,993,052

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield at 10/31/16.
(c)	See Notes to Schedules of Investments for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Multi-Manager International Fund	October 31, 2016

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$42,741,479	$—	$—	$42,741,479
Short-Term Investment	1,056,463	—	—	1,056,463
Total Investments	$43,797,942	$—	$—	$43,797,942

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%*
Municipal Bonds — 97.1%
Education — 25.4%
Bourbon County Unified School District No. 234-Fort Scott, GO UT, 5.00%, 9/01/25, Callable 9/01/24	355,000	431,229
Butler County Unified School District No. 490 El Dorado, GO UT, AGM, 4.05%, 9/01/27, Callable 9/01/17	630,000	643,287
Butler County Unified School District No. 490 El Dorado, GO UT, BAM, 4.00%, 9/01/36, Callable 9/01/26	500,000	541,825
City of Ottawa, Education, RB, 5.00%, 4/15/25, Pre-Refunded 4/15/19	1,510,000	1,656,968
Dodge City Community College, Higher Education, RB, 5.13%, 4/01/30, Callable 4/01/20	250,000	272,523
Douglas County Unified School District No. 348 Baldwin City, GO UT, 5.00%, 9/01/30, Pre-Refunded 9/01/19	1,405,000	1,561,292
Douglas County Unified School District No. 491 Eudora, GO UT, AGM, 5.00%, 9/01/29, Pre-Refunded 9/01/18	450,000	483,453
Douglas County Unified School District No. 497 Lawrence, GO UT, 4.00%, 9/01/33, Callable 9/01/24	500,000	545,205
Ford County Unified School District No 443 Dodge City, 4.00%, 3/01/34, Callable 3/01/27	1,000,000	1,078,990
Franklin County Unified School District No. 290 Ottawa, GO UT:
5.00%, 9/01/31, Callable 9/01/25	1,715,000	2,051,190
5.00%, 9/01/32, Callable 9/01/25	150,000	178,490
5.00%, 9/01/33, Callable 9/01/25	1,000,000	1,181,270
Harvey County Unified School District No. 373 Newton, GO UT, NATL-RE, 5.00%, 9/01/22, Pre-Refunded 9/01/18	1,700,000	1,826,378
Johnson & Miami Counties Unified School District No. 230 Spring Hills, GO UT:
5.25%, 9/01/29, Pre-Refunded 9/01/21	1,500,000	1,771,725
4.00%, 9/01/33, Callable 9/01/26	1,000,000	1,103,350
Johnson County Unified School District No. 231 Gardner - Edgerton, GO UT:
2.00%, 10/01/18	185,000	188,528
4.00%, 10/01/18	200,000	211,680
Johnson County Unified School District No. 231 Gardner - Edgerton, GO UT, AMBAC, 5.00%, 10/01/25, Callable 11/03/16	320,000	320,000
Johnson County Unified School District No. 233 Olathe, GO UT:
4.00%, 9/01/31, Callable 9/01/26	1,000,000	1,122,550
4.00%, 9/01/33, Callable 9/01/24	175,000	191,727
4.00%, 9/01/33, Callable 9/01/26	1,500,000	1,665,930
Johnson County Unified School District No. 512 Shawnee Mission, GO UT:
5.00%, 10/01/32, Callable 10/01/25	1,000,000	1,213,710
4.00%, 10/01/35, Callable 10/01/26	1,000,000	1,108,690
Kansas Development Finance Authority, 4.50%, 4/01/22, Callable 4/01/20	225,000	248,866
Kansas Development Finance Authority, Development, RB:
4.00%, 10/01/20	250,000	270,580
5.00%, 2/01/22, Callable 2/01/20	555,000	621,905
4.00%, 11/01/27, Callable 11/01/19	765,000	821,266
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,280,803
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,284,416
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,725,675
4.00%, 5/01/34, Callable 5/01/22	1,000,000	1,071,780
Kansas Development Finance Authority, Higher Education, RB:
3.00%, 3/01/24	1,105,000	1,186,195
4.00%, 4/01/24, Callable 4/01/20	230,000	248,014
5.00%, 4/01/29, Callable 4/01/20	650,000	719,420
Kansas Development Finance Authority, Higher Education, RB, AMBAC, 5.00%, 10/01/21, Callable 12/23/16 @100.5	205,000	206,708
Leavenworth County Unified School District No. 453, GO UT, AGC:
5.25%, 9/01/23, Pre-Refunded 9/01/19	440,000	489,394
5.25%, 9/01/23, Pre-Refunded 9/01/19	60,000	66,736

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
Education — 25.4% (continued)
Leavenworth County Unified School District No. 453, GO UT, AGM, 4.75%, 3/01/25, Pre-Refunded 9/01/19	535,000	587,644
Leavenworth County Unified School District No. 458, GO UT:
5.25%, 9/01/28, Pre-Refunded 9/01/19	1,250,000	1,392,175
5.00%, 9/01/29, Pre-Refunded 9/01/19	395,000	437,186
5.00%, 9/01/30, Pre-Refunded 9/01/19	215,000	237,962
Miami County Unified School District No. 416 Louisburg, GO UT, 2.00%, 9/01/17	250,000	252,325
Neosho County Community College, Higher Education, COP, 2.00%, 4/15/17	95,000	95,314
Reno County Unified School District No. 308 Hutchinson, GO UT, NATL-RE, 5.00%, 9/01/25, Pre-Refunded 9/01/17	200,000	206,592
Rice County Unified School District No. 376 Sterling, GO UT, AGC:
5.25%, 9/01/35, Pre-Refunded 9/01/19	165,000	183,962
5.25%, 9/01/35, Pre-Refunded 9/01/19	335,000	373,498
Riley County Unified School District No. 383 Manhattan-Ogden, GO UT:
5.00%, 9/01/23, Pre-Refunded 9/01/19	1,000,000	1,101,800
5.00%, 9/01/27, Pre-Refunded 9/01/18	1,350,000	1,439,910
Sedgwick County Public Building Commission, RB:
5.00%, 8/01/23, Pre-Refunded 8/01/18	390,000	415,713
5.00%, 8/01/24, Pre-Refunded 8/01/18	100,000	106,593
5.25%, 8/01/26, Pre-Refunded 8/01/18	180,000	192,641
5.25%, 8/01/28, Pre-Refunded 8/01/18	800,000	856,184
Sedgwick County Unified School District No. 259 Wichita, 3.00%, 10/01/21	500,000	539,320
Sedgwick County Unified School District No. 259 Wichita, GO UT:
5.00%, 10/01/21, Callable 10/01/18	55,000	59,545
5.00%, 10/01/21, Pre-Refunded 10/01/18	30,000	32,301
5.00%, 10/01/21, Pre-Refunded 10/01/18	915,000	985,190
Sedgwick County Unified School District No. 260 Derby, GO UT, 5.00%, 10/01/29, Pre-Refunded 10/01/22	340,000	411,135
Sedgwick County Unified School District No. 261 Haysville, GO UT, AGM:
5.00%, 11/01/19, Callable 11/01/17	20,000	20,893
5.00%, 11/01/19, Pre-Refunded 11/01/17	980,000	1,018,494
5.00%, 11/01/23, Callable 11/01/17	5,000	5,226
5.00%, 11/01/23, Pre-Refunded 11/01/17	195,000	202,660
Sedgwick County Unified School District No. 262 Valley Center:
4.00%, 9/01/30, Callable 9/01/24	500,000	540,435
5.00%, 9/01/33, Callable 9/01/24	750,000	868,087
Sedgwick County Unified School District No. 262 Valley Center, GO UT, AGC:
5.00%, 9/01/24, Pre-Refunded 9/01/18	725,000	778,896
5.00%, 9/01/24, Callable 9/01/18	20,000	21,433
Sedgwick County Unified School District No. 265 Goddard, GO UT, 5.00%, 10/01/24	370,000	458,474
Sedgwick County Unified School District No. 265 Goddard, GO UT, AGC, 4.50%, 10/01/24, Pre-Refunded 10/01/18	250,000	267,063
Sedgwick County Unified School District No. 266 Maize, GO UT, 5.00%, 9/01/21	500,000	584,245
Sedgwick County Unified School District No. 266 Maize, GO UT, NATL-RE, 5.00%, 9/01/19, Pre-Refunded 9/01/17	500,000	517,540
Shawne County Unified School District No. 437 Auburn - Washburn, GO UT, 3.95%, 9/01/28, Callable 9/01/20	825,000	904,101
Sumner County Unified School District No. 353 Wellington, GO UT, BAM, 5.00%, 9/01/26, Callable 9/01/23	230,000	273,068
Washburn University/Topeka, 3.00%, 7/01/24	170,000	183,649
Washburn University/Topeka, Higher Education, RB, 5.00%, 7/01/35, Callable 7/01/25	500,000	576,581
		51,719,583

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
General Obligation — 21.1%
Ashland Public Building Commission, 5.00%, 9/01/35, Callable 9/01/23	720,000	788,256
Ashland Public Building Commission, RB:
4.00%, 9/01/19	100,000	105,526
4.00%, 9/01/20	110,000	117,354
Barton County Community College:
4.00%, 12/01/32, Callable 12/01/25	555,000	606,654
4.00%, 12/01/34, Callable 12/01/25	250,000	270,353
City of Abilene, GO UT:
4.30%, 9/01/27, Callable 9/01/20	150,000	166,724
4.60%, 9/01/30, Callable 9/01/20	500,000	555,785
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	891,780
City of Dodge City, RB, 4.00%, 6/01/24	230,000	263,934
City of Ellis, GO UT, 2.00%, 10/01/17	245,000	247,083
City of Haysville, 4.13%, 11/01/32, Callable 11/01/25	460,000	488,957
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,098,450
City of Leavenworth, GO UT, 1.10%, 9/01/18, Callable 9/01/17	505,000	505,495
City of Leawood, GO UT, 4.20%, 9/01/23, Pre-Refunded 9/01/17	565,000	580,860
City of Lindsborg, GO UT, 4.60%, 10/01/29, Pre-Refunded 10/01/18	600,000	641,490
City of Manhattan, GO UT:
3.00%, 11/01/17	120,000	122,682
4.50%, 11/01/17	400,000	414,872
5.00%, 11/01/25	570,000	718,684
4.10%, 11/01/26, Pre-Refunded 11/01/18	415,000	441,191
City of Newton, GO UT:
4.00%, 9/01/23	250,000	288,658
3.00%, 9/01/26, Callable 9/01/23	1,275,000	1,345,112
City of Olathe, GO UT:
5.00%, 10/01/24, Callable 10/01/23	535,000	654,086
4.00%, 10/01/25, Callable 10/01/24	1,000,000	1,159,130
City of Park City, GO UT:
5.38%, 12/01/25, Pre-Refunded 12/01/19	495,000	559,503
5.38%, 12/01/25, Callable 12/01/19	5,000	5,645
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 12/01/16	1,090,000	1,076,048
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 12/16/16	390,000	390,604
City of Shawnee, GO UT, 4.00%, 12/01/27, Callable 12/01/24	425,000	485,720
City of Topeka, GO UT, 4.50%, 8/15/30, Callable 8/15/19	450,000	487,278
City of Wichita, GO UT:
4.00%, 6/01/23, Pre-Refunded 6/01/17 @101	405,000	416,700
4.00%, 6/01/24, Pre-Refunded 6/01/17 @101	180,000	185,200
4.00%, 6/01/25, Pre-Refunded 6/01/17 @101	820,000	843,690
5.00%, 12/01/25	500,000	636,800
4.00%, 6/01/26, Callable 6/01/20 @101	475,000	521,507
4.00%, 6/01/27, Callable 6/01/20 @101	780,000	854,935
4.00%, 6/01/29, Callable 6/01/26	440,000	503,558
4.00%, 12/01/29, Callable 12/01/20 @101	250,000	275,980
Cloud County Public Building Commission, GO, 4.10%, 10/15/32, Callable 10/15/22	225,000	220,860
Commonwealth of Puerto Rico, GO UT, AGM, 5.50%, 7/01/29	275,000	311,207
County of Clay, GO UT:
4.00%, 10/01/30, Callable 10/01/24	100,000	108,239
4.00%, 10/01/31, Callable 10/01/24	250,000	269,310
4.00%, 10/01/36, Callable 10/01/24	750,000	794,857
County of Douglas, GO UT, 4.25%, 9/01/30, Callable 9/01/19	320,000	345,360
County of Franklin, COP, 4.75%, 9/01/21, Callable 12/01/16	750,000	752,025

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
General Obligation — 21.1% (continued)
County of Geary, GO UT, 4.00%, 9/01/29, Callable 9/01/26	1,000,000	1,134,620
County of Johnson, GO UT:
4.75%, 9/01/27, Pre-Refunded 9/01/18	500,000	533,115
4.00%, 9/01/28, Callable 9/01/25	1,125,000	1,299,330
3.00%, 9/01/30, Callable 9/01/22	400,000	415,404
County of Scott, GO UT, 5.00%, 4/01/28, Pre-Refunded 4/01/20	500,000	565,465
Crawford County Public Building Commission, RB, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,553,253
Hutchinson Community College & Area Vocational School, Higher Education, COP, 4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,758,973
Johnson County Public Building Commission, RB, 2.00%, 9/01/17	170,000	171,834
Kansas Development Finance Authority, GO:
5.00%, 4/01/25, Callable 4/01/23	800,000	966,184
4.75%, 9/01/34, Callable 9/01/19	360,000	393,314
Kansas Development Finance Authority, RB:
5.00%, 11/01/18	200,000	215,304
5.00%, 4/01/26, Callable 4/01/23	1,385,000	1,664,285
5.00%, 4/01/31, Callable 4/01/23	1,000,000	1,175,050
5.00%, 4/01/34, Callable 4/01/23	2,000,000	2,334,420
Kansas Development Finance Authority, RB, AMBAC, 5.25%, 10/01/17, Callable 12/01/16	135,000	135,479
Pratt County Public Building Commission, GO:
3.25%, 12/01/32, Pre-Refunded 12/01/17	495,000	507,825
3.25%, 12/01/32, Callable 12/01/17	655,000	658,583
Wyandotte County-Kansas City Unified Government, Facilities, GO UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	1,000,671
Wyandotte County-Kansas City Unified Government, GO UT:
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,136,250
4.00%, 8/01/30, Callable 8/01/20	500,000	536,155
Wyandotte County-Kansas City Unified Government, RB:
5.00%, 12/01/21, Callable 12/01/16	25,000	25,083
5.00%, 12/01/23	570,000	680,249
4.88%, 10/01/28, Callable 12/01/16	460,000	460,014
		42,839,002
Health Care — 17.9%
Allen County Public Building Commission, RB:
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,457,388
5.15%, 12/01/36, Callable 12/01/22	500,000	547,380
City of Manhattan, Medical, RB, 5.00%, 11/15/29, Callable 11/15/22	680,000	760,505
City of Olathe, Medical, RB:
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,364,838
5.25%, 9/01/25, Callable 9/01/19	580,000	644,937
5.00%, 9/01/29, Callable 9/01/17	810,000	836,082
4.00%, 9/01/30, Callable 9/01/21	450,000	465,561
5.00%, 9/01/30, Callable 9/01/19	750,000	815,648
City of Wichita, Medical, RB:
5.00%, 11/15/17	200,000	208,478
4.75%, 11/15/24, Pre-Refunded 11/15/19	810,000	897,707
5.25%, 11/15/24, Pre-Refunded 11/15/19	2,150,000	2,414,772
5.00%, 11/15/29, Pre-Refunded 11/15/21	3,070,000	3,618,394
Kansas Development Finance Authority, Medical, RB:
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,471,340
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,143,810
5.00%, 11/15/22, Pre-Refunded 11/15/17	260,000	271,159
5.00%, 11/15/24, Pre-Refunded 11/15/17	1,110,000	1,157,641
5.25%, 1/01/25, Callable 1/01/20	200,000	223,988

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
Health Care — 17.9% (continued)
5.25%, 1/01/25, Pre-Refunded 1/01/20	1,300,000	1,466,712
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,638,255
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,092,810
5.50%, 11/15/29, Callable 11/15/19	1,295,000	1,450,491
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,112,200
5.25%, 11/15/30, Callable 11/15/19	250,000	271,335
5.00%, 11/15/32, Callable 5/15/22	1,500,000	1,732,890
5.00%, 11/15/34, Callable 5/15/22	350,000	401,048
5.00%, 5/15/35, Callable 5/15/19	330,000	354,588
0.53%, 3/01/41, Callable 10/31/16 †	3,000,000	3,000,000
Kansas Development Finance Authority, Medical, RB, NATL-RE, 5.00%, 11/15/27, Callable 11/15/17	1,875,000	1,954,687
Lyon County Public Building Commission, Medical, RB, 4.00%, 12/01/21, Pre-Refunded 12/01/18	500,000	531,725
Lyon County Public Building Commission, Medical, RB, AGM, 5.00%, 12/01/35, Callable 12/01/26	1,335,000	1,559,373
Mitchell County Public Building Commission, Medical, RB, AGM, 4.50%, 3/01/28, Pre-Refunded 3/01/18	430,000	450,735
Pawnee County Public Building Commission, Medical, RB, 4.00%, 2/15/31, Callable 2/15/22	145,000	150,306
University of Kansas Hospital Authority, Medical, RB:
5.00%, 9/01/30, Callable 9/01/25	350,000	418,184
5.00%, 9/01/31, Callable 9/01/25	500,000	591,930
		36,476,897
Housing — 2.0%
City of Beloit, RB, 5.00%, 4/01/32, Pre-Refunded 4/01/17	500,000	508,725
City of Phillipsburg, Facilities, RB, 4.50%, 10/01/28, Callable 10/01/20	545,000	601,631
County of Sedgwick / County of Shawnee, Single Family Housing, RB, GNMA, 6.70%, 6/01/29	20,000	20,193
La Cygne Public Building Commission, RB, 5.00%, 11/01/29, Callable 11/01/19	375,000	416,089
Topeka Public Building Commission, RB, NATL-RE, 5.00%, 6/01/27, Callable 6/01/18 @102	2,355,000	2,538,713
		4,085,351
Other Revenue Bonds — 1.4%
Kansas Development Finance Authority, RB, 4.00%, 6/01/17	945,000	961,783
Kansas Development Finance Authority, RB, FSA:
5.13%, 11/01/25, Pre-Refunded 11/01/18	100,000	108,333
5.25%, 11/01/28, Pre-Refunded 11/01/18	305,000	331,166
Kansas Development Finance Authority, RB, NATL-RE:
5.25%, 11/01/21, Pre-Refunded 11/01/17	250,000	261,075
5.25%, 11/01/26, Pre-Refunded 11/01/17	1,200,000	1,253,160
		2,915,517
Tax Obligation — 2.2%
City of Dodge City, RB, AGM, 5.25%, 6/01/31, Pre-Refunded 6/01/19	825,000	914,447
Johnson County Public Building Commission, RB:
4.00%, 9/01/20, Pre-Refunded 9/01/18	325,000	343,587
4.00%, 9/01/22, Pre-Refunded 9/01/19	415,000	446,847
4.50%, 9/01/22, Pre-Refunded 9/01/18	100,000	106,624
4.00%, 9/01/24, Callable 9/01/20	500,000	548,280
4.75%, 9/01/24, Pre-Refunded 9/01/18	790,000	845,900
4.88%, 9/01/25, Pre-Refunded 9/01/18	200,000	214,604
4.50%, 9/01/27, Callable 9/01/21	955,000	1,083,638
		4,503,927
Transportation — 8.5%
Kansas Development Finance Authority, Transportation, RB:
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,369,187
4.63%, 10/01/26, Callable 10/01/18	300,000	320,415
Kansas Development Finance Authority, Transportation, RB, NATL-RE FGIC:
5.00%, 11/01/20, Pre-Refunded 11/01/16	950,000	950,000

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
Transportation — 8.5% (continued)
5.00%, 11/01/21, Pre-Refunded 11/01/16	500,000	500,000
5.00%, 11/01/22, Pre-Refunded 11/01/16	200,000	200,000
4.38%, 11/01/26, Pre-Refunded 11/01/16	650,000	650,000
Kansas State Department of Transportation, RB:
4.30%, 9/01/21, Pre-Refunded 9/01/18	575,000	611,007
5.00%, 9/01/24, Pre-Refunded 9/01/18	1,360,000	1,462,394
Kansas Turnpike Authority, Transportation, RB, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,087,190
Overland Park Transportation Development District, RB, 5.90%, 4/01/32, Callable 4/01/20	875,000	947,214
Puerto Rico Highway & Transportation Authority, RB, AGC, 5.25%, 7/01/36	385,000	454,643
Puerto Rico Highway & Transportation Authority, RB, AGM, 5.50%, 7/01/22	630,000	699,974
State of Kansas Department of Transportation, 5.00%, 9/01/23	200,000	246,870
State of Kansas Department of Transportation, RB:
0.60%, 9/01/21, Callable 11/01/16 †	4,000,000	4,000,000
0.60%, 9/01/23, Callable 11/01/16 †	2,000,000	2,000,000
5.00%, 9/01/24	500,000	627,525
5.00%, 9/01/34, Callable 9/01/25	1,000,000	1,205,700
		17,332,119
Utilities — 18.6%
Chisholm Creek Utility Authority, Water, RB, AMBAC, 4.25%, 9/01/29, Callable 9/01/17	300,000	304,191
City of Lawrence Water & Sewage System, RB:
4.00%, 11/01/17	1,000,000	1,032,240
4.00%, 11/01/38, Callable 11/01/25	1,000,000	1,089,020
City of Lawrence, Water, RB, 4.30%, 11/01/22, Callable 11/01/18	235,000	249,603
City of Topeka Combined Utility, RB:
4.00%, 8/01/26, Callable 8/01/21	2,600,000	2,857,712
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,360,632
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,334,059
City of Topeka, Utilities, RB, 4.50%, 8/01/33, Callable 8/01/19	650,000	701,311
City of Wichita Water & Sewer Utility, RB:
4.00%, 10/01/20	500,000	552,925
5.00%, 10/01/26	765,000	968,039
3.25%, 10/01/31, Callable 10/01/20	1,070,000	1,098,901
City of Wichita, Utilities, RB:
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,169,230
5.00%, 10/01/28, Callable 10/01/21	2,650,000	3,080,704
City of Wichita, Water, RB, 5.00%, 10/01/39, Pre-Refunded 10/01/19	1,000,000	1,114,470
City of Wichita, Water/Sewer, RB:
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,082,320
5.00%, 10/01/29, Pre-Refunded 10/01/19	750,000	835,852
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,080,350
City of Wichita, Water/Sewer, RB, AGM, 5.00%, 10/01/32, Pre-Refunded 10/01/17 @101	500,000	524,220
Johnson County Water District No. 1, Water, RB:
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,488,874
3.25%, 12/01/30, Callable 12/01/17	3,615,000	3,643,992
Kansas Development Finance Authority, Water, RB, 4.00%, 3/01/27, Callable 3/01/19	775,000	820,795
Kansas Power Pool, Power, RB, 5.00%, 12/01/31, Callable 12/01/20	1,000,000	1,103,680
Kansas Power Pool, Utilities, RB:
5.00%, 12/01/19	600,000	668,880
5.00%, 12/01/23, Callable 12/01/22	200,000	237,954
5.00%, 12/01/28, Callable 12/01/25	700,000	852,117
Kansas Rural Water Finance Authority, Water, RB, 4.10%, 9/01/34, Callable 3/01/21	270,000	279,739
Marais Des Cygnes Public Utility Authority, Water, RB, AGC:
4.63%, 12/01/38, Pre-Refunded 12/01/17	340,000	354,001

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments — 97.1%* (continued)
Municipal Bonds — 97.1% (continued)
Utilities — 18.6% (continued)
4.63%, 12/01/38, Pre-Refunded 12/01/17	245,000	255,089
4.63%, 12/01/38, Callable 12/01/17	235,000	240,906
Puerto Rico Electric Power Authority, Power, RB, NATL-RE, 5.00%, 7/01/19	1,000,000	1,060,230
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	868,792
Wyandotte County-Kansas City Unified Government Utility System, RB:
5.00%, 9/01/31, Callable 9/01/25	850,000	1,006,281
5.00%, 9/01/32, Callable 9/01/22	1,090,000	1,263,157
5.00%, 9/01/33, Callable 9/01/25	100,000	117,013
Wyandotte County-Kansas City Unified Government, RB:
4.25%, 9/01/23, Callable 3/01/20	500,000	541,410
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,498,653
		37,737,342
Total Municipal Bonds (Cost $187,737,367)		197,609,738

	Shares
Short-Term Investments — 2.5%
Money Market Funds — 2.5%
Federated Institutional Tax-Free Cash Trust, Premier Shares, 0.55% (a)	3,000,000	3,000,000
Federated Tax-Free Obligations Fund, Wealth Shares, 0.52% (a)	2,111,252	2,111,252
Total Short-Term Investments (Cost $5,111,252)		5,111,252

Total Investments (Cost $192,848,619(b)) — 99.6%		$202,720,990

Other assets in excess of liabilities — 0.4%		732,955

NET ASSETS — 100.0%		$203,453,945

†	Variable or floating rate security. The rate reflected on the Schedule of Investments is the rate in effect at 10/31/16.
*	All Callable and Pre-Refunded are @ 100 unless stated otherwise.
(a)	Rate listed is the 7-day effective yield at 10/31/16.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Insured by American Municipal Bond Assurance Corp.

BAM — Build America Mutual

COP — Certificate of Participation

FGIC — Insured by Financial Guaranty Insurance Corp.

FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)

GNMA — Government National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)

RB — Revenue Bonds

UT — Unlimited Tax

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2016

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$197,609,738	$—	$197,609,738
Short-Term Investments	5,111,252	—	—	5,111,252
Total Investments	$5,111,252	$197,609,738	$—	$202,720,990

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Carret Core Plus Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments— 88.9%*
Asset-Backed Securities — 3.2%
Ally Auto Receivables Trust 2015-2, Series 2015-2, Class A3, 1.49%, 11/15/19, Callable 12/15/18	1,160,000	1,164,262
Cabela's Credit Card Master Note Trust, Series 2016-1, Class A1, 1.78%, 6/15/22	1,040,000	1,045,317
Santander Drive Auto Receivables Trust 2014-5, Series 2014-5, Class C, 2.46%, 6/15/20, Callable 10/15/18	775,000	783,833
Total Asset-Backed Securities (Cost $2,979,207)		2,993,412

Collateralized Mortgage Obligations — 3.2%
Commercial Mortgage Trust, Series 2015-CR27, Class A1, 1.58%, 10/10/48	957,378	960,171
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.98%, 6/25/34, Callable 11/25/16 †	27,164	27,413
Fannie Mae REMICS:
Series 1994-77, Class FB, 2.03%, 4/25/24, Demand Date 11/25/16 † (a)	24,759	25,298
Series 2002-44, Class FJ, 1.53%, 4/25/32, Demand Date 11/25/16 † (a)	24,493	24,907
Series 2002-60, Class FV, 1.53%, 4/25/32, Demand Date 11/25/16 † (a)	18,473	18,796
Series 2002-66, Class FG, 1.53%, 9/25/32, Demand Date 11/25/16 † (a)	20,824	21,200
Series 2002-69, Class FA, 1.53%, 10/25/32, Demand Date 11/25/16 † (a)	18,016	18,333
Series 2003-106, Class FA, 1.43%, 11/25/33, Demand Date 11/25/16 † (a)	11,026	11,182
Series 2007-88, Class FW, 1.08%, 9/25/37, Demand Date 11/25/16 † (a)	14,601	14,789
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 5/25/18	38,933	44,255
Freddie Mac REMICS, Series 1382, Class KA, 1.68%, 10/15/22, Callable 11/15/16, Demand Date 11/15/16	20,392	20,865
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.98%, 3/25/18, Callable 11/25/16, Demand Date 11/25/16 † (a)	5,951	5,894
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.48%, 3/25/33, Callable 11/25/16 †	39,430	39,500
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45 †	850,000	921,134
Series 2013-C12, Class B, 3.86%, 3/15/48 †	775,000	819,819
Total Collateralized Mortgage Obligations (Cost $2,937,125)		2,973,556

Commercial Mortgage-Backed Security — 0.9%
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class B, 4.14%, 2/15/48	775,000	830,716
Total Commercial Mortgage-Backed Security (Cost $795,002)		830,716

Corporate Bonds — 45.6%
Consumer Discretionary — 7.3%
Dollar Tree, Inc., 5.75%, 3/01/23, Callable 3/01/18 (a)	825,000	880,688
General Motors Co., 4.88%, 10/02/23	800,000	862,658
Hanesbrands, Inc., 4.63%, 5/15/24, Callable 2/15/24 (a)	825,000	843,047
Hilton Worldwide Finance Corp., 5.63%, 10/15/21, Callable 11/16/16	890,000	916,777
L Brands, Inc., 5.63%, 2/15/22	400,000	438,500
Lennar Corp., 4.50%, 6/15/19, Callable 4/16/19	865,000	910,412
Levi Strauss & Co., 6.88%, 5/01/22, Callable 5/01/17	400,000	422,000
Liberty Interactive LLC, 8.50%, 7/15/29	400,000	446,000
Newell Brands, Inc., 3.85%, 4/01/23, Callable 2/01/23	270,000	286,925
Sally Capital, Inc., 5.75%, 6/01/22, Callable 6/01/17	460,000	480,700
Under Armour, Inc., 3.25%, 6/15/26, Callable 3/15/26	260,000	256,871
		6,744,578
Consumer Staples — 3.5%
Constellation Brands, Inc., 7.25%, 5/15/17	900,000	930,375
Kraft Foods Group, Inc., 2.25%, 6/05/17	915,000	919,964

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments— 88.9%* (continued)
Corporate Bonds — 45.6% (continued)
Consumer Staples — 3.5% (continued)
Walgreens Boots Alliance, Inc., 3.10%, 6/01/23, Callable 4/01/23	640,000	648,543
WhiteWave Foods Co. (The), 5.38%, 10/01/22	635,000	716,756
		3,215,638
Energy — 1.6%
BP Capital Markets PLC, 3.25%, 5/06/22 (b)	800,000	835,312
Enterprise Products Operating LLC, 5.20%, 9/01/20	570,000	635,631
		1,470,943
Financials — 20.6%
American Express Co., 1.40%, 5/22/18 †	700,000	701,906
Bank of America Corp., 5.65%, 5/01/18	1,125,000	1,190,386
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25	530,000	550,693
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	365,000	412,249
Capital One Financial Corp., 4.75%, 7/15/21	690,000	761,913
CIT Group, Inc., 5.00%, 5/15/17	925,000	937,719
Citigroup, Inc., 3.40%, 5/01/26	1,225,000	1,248,004
DDR Corp., 7.88%, 9/01/20	785,000	936,514
Goldman Sachs Group, Inc. (The), 1.92%, 11/15/18 †	1,000,000	1,008,603
HCP, Inc., 2.63%, 2/01/20, Callable 11/01/19	765,000	774,650
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21	720,000	740,827
Huntington Bancshares, Inc., 2.60%, 8/02/18, Callable 7/02/18	875,000	887,811
Icahn Enterprises Finance Corp., 5.88%, 2/01/22, Callable 8/01/17	400,000	382,500
Janus Capital Group, Inc., 4.88%, 8/01/25, Callable 5/01/25	800,000	857,057
Morgan Stanley, 4.75%, 3/22/17	1,000,000	1,014,408
Nasdaq, Inc., 5.25%, 1/16/18	800,000	834,822
PNC Funding Corp., 5.63%, 2/01/17	830,000	839,236
Principal Financial Group, Inc., 8.88%, 5/15/19	725,000	852,086
Prudential Financial, Inc., 5.38%, 6/21/20	735,000	819,228
Regions Financial Corp., 3.20%, 2/08/21, Callable 1/08/21	525,000	544,830
SunTrust Banks, Inc., 2.90%, 3/03/21, Callable 2/03/21	875,000	904,134
Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19	1,000,000	1,022,583
Synovus Financial Corp., 7.88%, 2/15/19	725,000	803,844
		19,026,003
Health Care — 1.0%
HCA, Inc., 6.50%, 2/15/20	825,000	915,750

Industrials — 1.7%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21, Callable 12/01/16	750,000	782,813
Arconic, Inc., 5.55%, 2/01/17	800,000	809,000
		1,591,813
Information Technology — 3.1%
CDK Global, Inc., 3.30%, 10/15/19, Callable 9/15/19	800,000	815,194
Dell, Inc., 7.10%, 4/15/28	400,000	425,000
eBay, Inc., 2.20%, 8/01/19, Callable 7/01/19	800,000	808,347
QUALCOMM, Inc., 3.00%, 5/20/22	800,000	834,474
		2,883,015
Materials — 2.3%
Ball Corp., 5.00%, 3/15/22	775,000	837,000
Dow Chemical Co. (The), 8.55%, 5/15/19	640,000	746,155
WestRock RKT Co., 4.45%, 3/01/19	550,000	580,825
		2,163,980
Real Estate — 0.4%
Washington Real Estate Investment Trust, 3.95%, 10/15/22, Callable 7/15/22	400,000	408,161

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments— 88.9%* (continued)
Corporate Bonds — 45.6% (continued)
Telecommunication Services — 1.8%
CCO Holdings Capital Corp., 5.75%, 9/01/23, Callable 3/01/18	400,000	423,000
Frontier Communications Corp., 8.13%, 10/01/18	725,000	791,156
T-Mobile USA, Inc., 6.84%, 4/28/23, Callable 4/28/18	400,000	428,200
		1,642,356
Utilities — 2.3%
Dominion Resources, Inc., 1.90%, 6/15/18	1,000,000	1,004,359
Exelon Generation Co. LLC, 6.20%, 10/01/17	800,000	834,173
Southern Co. (The), 2.95%, 7/01/23, Callable 5/01/23	260,000	267,683
		2,106,215
Total Corporate Bonds (Cost $41,650,543)		42,168,452

Mortgage Derivatives - IO STRIPS — 0.1%
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37 †	104,442	18,237
Series 386, Class 2, 5.00%, 11/25/37 †	75,495	14,162
Total Mortgage Derivatives - IO STRIPS (Cost $44,931)		32,399

U.S. Government Agency Pass-Through Securities — 26.0%
Federal Home Loan Mortgage Corporation — 15.6%
6.00%, Pool #J01657, 4/01/21	21,931	23,216
4.50%, Pool #E02698, 6/01/25	275,943	297,082
3.00%, Pool #J19194, 5/01/27	1,175,237	1,236,198
2.73%, Pool #846367, 4/01/29, Demand Date 05/01/17 † (a)	4,057	4,269
6.50%, Pool #C00742, 4/01/29	112,380	130,055
7.50%, Pool #G01548, 7/01/32	40,595	49,241
6.00%, Pool #G04457, 5/01/38	95,957	112,351
5.00%, Pool #A89640, 11/01/39	488,142	548,290
5.50%, Pool #G05903, 3/01/40	293,536	335,746
3.50%, Pool #Q11547, 9/01/42	1,622,513	1,708,540
3.50%, Pool #G08554, 10/01/43	1,993,616	2,092,495
4.00%, Pool #Q29916, 11/01/44	2,450,896	2,622,863
4.00%, Pool #V81429, 11/01/44	696,580	745,271
4.00%, Pool #C09069, 11/01/44	1,164,509	1,245,437
4.00%, Pool #G08618, 12/01/44	840,335	898,733
4.00%, Pool #G08677, 11/01/45	2,207,204	2,361,018
		14,410,805
Federal National Mortgage Association — 10.2%
3.00%, Pool #AJ9355, 1/01/27	804,261	842,257
4.50%, Pool #MA0776, 6/01/31	280,241	307,161
2.49%, Pool #708318, 6/01/33, Demand Date 05/01/17 † (a)	6,426	6,588
2.58%, Pool #759385, 1/01/34, Demand Date 01/01/17 † (a)	40,465	42,968
2.59%, Pool #776486, 3/01/34, Demand Date 03/01/17 † (a)	46,291	48,043
3.17%, Pool #791523, 7/01/34, Demand Date 12/01/16 † (a)	19,814	20,864
2.42%, Pool #810896, 1/01/35, Demand Date 03/01/17 † (a)	236,124	246,644
5.00%, Pool #735580, 6/01/35	237,340	263,315
5.50%, Pool #AD0110, 4/01/36	169,315	195,381
7.00%, Pool #979909, 5/01/38	22,845	24,074
6.00%, Pool #AD4941, 6/01/40	197,120	226,263
3.00%, Pool #AU1629, 7/01/43	2,228,781	2,300,071
4.50%, Pool #AL7767, 6/01/44	1,758,005	1,922,444
3.50%, Pool #AY6497, 3/01/45	1,334,607	1,401,631

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
Long Term Investments— 88.9%* (continued)
U.S. Government Agency Pass-Through Securities — 26.0% (continued)
Federal National Mortgage Association — 10.2% (continued)
4.00%, Pool #AS6121, 11/01/45	1,529,222	1,638,456
		9,486,160
Government National Mortgage Association — 0.2%
6.50%, Pool #455165, 7/15/28	152,200	175,080
6.25%, Pool #724720, 4/20/40	12,168	13,779
		188,859
Total U.S. Government Agency Pass-Through Securities (Cost $23,573,561)		24,085,824

U.S. Treasury Obligations — 9.9%
U.S. Treasury Bonds — 5.0%
3.88%, 8/15/40	1,500,000	1,877,051
3.00%, 5/15/42	2,500,000	2,722,217
		4,599,268
U.S. Treasury Notes — 4.9%
0.63%, 5/31/17	750,000	750,293
1.75%, 5/15/23	1,150,000	1,162,308
2.00%, 2/15/25	2,600,000	2,650,274
		4,562,875
Total U.S. Treasury Obligations (Cost $8,858,032)		9,162,143
Total Long Term Investments (Cost $80,838,401)		82,246,502

	Shares
Short-Term Investments — 10.5%
Money Market Fund — 10.5%
Federated Government Obligations Fund, Premier Shares, 0.32% (c)	9,743,644	9,743,644
Total Short-Term Investments (Cost $9,743,644)		9,743,644

Total Investments (Cost $90,582,045(d)) — 99.4%		$91,990,146

Other assets in excess of liabilities — 0.6%		563,883

NET ASSETS — 100.0%		$92,554,029

*	All Callable are @ 100 unless stated otherwise.
†	Variable or floating rate security. The rate reflected on the Schedule of Investments is the rate in effect at 10/31/16.
(a)

The demand date is either (i) the date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is used to determine the average maturity for the fund.

(b)	Foreign security incorporated outside the United States.
(c)	Rate listed is the 7-day effective yield at 10/31/16.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

IO — Interest Only

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separately Traded Registered Interest and Principal of Securities.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2016

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,993,412	$—	$2,993,412
Collateralized Mortgage Obligations	—	2,973,556	—	2,973,556
Commercial Mortgage-Backed Securities	—	830,716	—	830,716
Corporate Bonds	—	42,168,452	—	42,168,452
Mortgage Derivatives - IO STRIPS	—	32,399	—	32,399
U.S. Government Agency Pass-Through Securities	—	24,085,824	—	24,085,824
U.S. Treasury Obligations	—	9,162,143	—	9,162,143
Short-Term Investment	9,743,644	—	—	9,743,644
Total Investments	$9,743,644	$82,246,502	$—	$91,990,146

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence U.S. Inflation-Protected Fund	October 31, 2016

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 96.7%
U.S. Treasury Inflation-Indexed Bonds — 30.1%
2.38%, 1/15/25	2,006,020	2,376,679
2.00%, 1/15/26	8,494	9,911
2.38%, 1/15/27	17,528,594	21,329,179
1.75%, 1/15/28	715,076	830,391
3.63%, 4/15/28	2,620,816	3,585,082
2.50%, 1/15/29	12,134,294	15,256,727
3.88%, 4/15/29	4,512,385	6,434,363
2.13%, 2/15/41	1,165,788	1,535,724
0.75%, 2/15/42	8,068,712	8,134,165
1.38%, 2/15/44	6,200,460	7,193,061
0.75%, 2/15/45	2,227,615	2,241,858
1.00%, 2/15/46	10,977,903	11,838,537
		80,765,677
U.S. Treasury Inflation-Indexed Notes — 43.9%
0.13%, 4/15/18	2,552,655	2,577,681
0.13%, 4/15/19	14,872,990	15,114,497
1.13%, 1/15/21	3,908,550	4,156,548
0.13%, 1/15/22	2,192,087	2,237,062
0.13%, 7/15/22	7,858,117	8,043,584
0.13%, 1/15/23	4,434,578	4,501,748
0.38%, 7/15/23	24,900,416	25,760,850
0.63%, 1/15/24	8,484,766	8,870,908
0.13%, 7/15/24	21,412,295	21,647,980
0.25%, 1/15/25	7,372,235	7,474,444
0.38%, 7/15/25	3,605,416	3,703,039
0.63%, 1/15/26	13,308,699	13,899,672
		117,988,013
U.S. Treasury Notes — 22.7%
0.13%, 4/15/20	26,709,107	27,225,181
0.13%, 4/15/21	19,887,034	20,296,230
0.13%, 7/15/26	13,373,622	13,417,862
		60,939,273
Total U.S. Treasury Inflation-Indexed Securities (Cost $254,527,496)		259,692,963

	Shares
Short-Term Investments — 2.7%
Money Market Fund — 2.7%
Federated Treasury Obligations Fund, Institutional Shares, 0.20% (a)	7,517,430	7,517,430
Total Short-Term Investment (Cost $7,517,430)		7,517,430

Total Investments (Cost $262,044,926 (b)) — 99.4%		$267,210,393

Other assets in excess of liabilities — 0.6%		1,480,934

NET ASSETS — 100.0%		$268,691,327

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence U.S. Inflation-Protected Fund	October 31, 2016

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts — 0.0% (c)
Futures Contracts Purchased— 0.0% (c)
57	December 2016, 2-Year Treasury Note, expiration 12/30/16	12,434,014	(16,129)
147	December 2016, 5-Year Treasury Note, expiration 12/30/16	17,757,144	(88,860)
66	December 2016, 10-Year Treasury Note, expiration 12/20/16	8,555,250	(87,039)
			(192,028)
Futures Contracts Sold— (0.0)% (c)
(23)	December 2016, Long U.S. Treasury Bond, expiration 12/20/16	(3,742,532)	107,881
(96)	December 2016, Ultra 10-Year Treasury Note, expiration 12/20/16	(13,585,498)	284,081
(17)	December 2016, Ultra Long U.S. Treasury Bond, expiration 12/20/16	(2,990,938)	53,111
			445,073
Total Unrealized Appreciation			253,045

(a)	Rate listed is the 7-day effective yield at 10/31/16.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Rounds to less than 0.1%.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation-Indexed Securities	$—	$259,692,963	$—	$259,692,963
Short-Term Investment	7,517,430	—	—	7,517,430
Total Investments	$7,517,430	$259,692,963	$—	$267,210,393

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$(192,028)	$—	$—	$(192,028)
Futures Contracts Sold	445,073	—	—	445,073
Total Other Financial Instruments	$253,045	$—	$—	$253,045

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Assets and Liabilities
October 31, 2016

	American Independence Navellier Large Cap Growth Fund	American Independence Hillcrest Small Cap Value Fund	American Independence Navellier Defensive Alpha Fund	American Independence JAForlines Global Tactical Allocation Fund
Assets
Investments, at cost	$9,060,389	$5,868,723	$12,524,185	$107,244,703
Investments, at value	$9,992,302	$5,969,603	$13,283,046	$108,076,779
Interest and dividends receivable	9,517	6,795	8,033	444
Receivable for capital shares issued	—	3,192	14,481	507,493
Receivable for investments sold	—	11,299	2,034,708	5,400,979
Receivable from Investment Adviser	6,114	3,071	—	—
Prepaid expenses	9,046	4,136	12,002	25,927
Total assets	$10,016,979	$5,998,096	$15,352,270	$114,011,622

Liabilities
Due to custodian	$497	$219	$740	$4,784
Payable for investments purchased	—	78,683	1,387,516	6,601,330
Payable for capital shares redeemed	4,032	—	64,147	172,002
Accrued expenses and other payables:
Investment advisory	—	—	1,945	19,675
Administration	1,073	639	2,005	11,373
Distribution and Service	868	1,031	3,006	22,861
Fund Accounting	2,073	2,126	4,029	3,078
Other	20,514	19,867	29,235	39,131
Total liabilities	29,057	102,565	1,492,623	6,874,234
Net Assets	$9,987,922	$5,895,531	$13,859,647	$107,137,388

Composition of Net Assets
Capital	$10,624,322	$5,828,935	$13,422,021	$106,501,866
Accumulated (distributions in excess of) net investment income	(5,536)	5,528	(85,847)	406,016
Accumulated net realized gains (losses) from investment transactions	(1,562,777)	(39,812)	(235,388)	(602,570)
Net unrealized appreciation	931,913	100,880	758,861	832,076
Net Assets	$9,987,922	$5,895,531	$13,859,647	$107,137,388

Net Assets By Share Class
Institutional Class Shares	$7,749,851	$2,784,528	$9,031,247	$45,813,269
Class A Shares	2,044,197	3,076,436	2,568,196	56,135,079
Class C Shares	193,874	34,567	2,260,204	5,189,040
Net Assets	$9,987,922	$5,895,531	$13,859,647	$107,137,388

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	834,044	254,349	1,944,643	4,290,521
Class A Shares	221,041	281,637	590,188	5,277,179
Class C Shares	21,123	3,182	513,651	495,347

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$9.29	$10.95	$4.64	$10.68
Class A Shares	$9.25	$10.92	$4.35	$10.64
Class C Shares*	$9.18	$10.86	$4.40	$10.48

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares**	1.00%	1.00%	1.00%	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$9.81	$11.59	$4.62	$11.29

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Assets and Liabilities – (Continued)
October 31, 2016

	American Independence Multi-Manager International Fund	American Independence Kansas Tax-Exempt Bond Fund	American Independence Carret Core Plus Fund	American Independence U.S. Inflation-Protected Fund
Assets
Investments, at cost	$42,832,533	$192,848,619	$90,582,045	$262,044,926
Investments, at value	$43,797,942	$202,720,990	$91,990,146	$267,210,393
Cash	3,311	—	—	—
Collateral held at broker	—	—	—	175,997
Interest and dividends receivable	94,548	2,035,850	668,360	420,040
Receivable for capital shares issued	1,588	349,285	17,606	2,024,695
Receivable for investments sold	1,977,364	—	181	—
Reclaims receivable	143,658	—	—	—
Receivable from Investment Adviser	—	—	—	1,361
Prepaid expenses	10,567	23,411	13,969	44,956
Total assets	$46,028,978	$205,129,536	$92,690,262	$269,877,442

Liabilities
Distributions payable	$—	$437,867	$62,880	$—
Due to custodian	—	9,947	4,650	—
Payable for investments purchased	1,982,026	1,122,600	—	976,434
Payable for capital shares redeemed	11,803	12,269	20,356	99,147
Variation margin (See Note 8)	—	—	—	24,641
Accrued expenses and other payables:
Investment advisory	7,742	21,801	5,515	—
Administration	4,612	21,596	9,885	28,643
Distribution and Service	34	4,917	411	12,848
Fund Accounting	4,510	7,126	4,657	4,942
Other	25,199	37,468	27,879	39,460
Total liabilities	2,035,926	1,675,591	136,233	1,186,115
Net Assets	$43,993,052	$203,453,945	$92,554,029	$268,691,327

Composition of Net Assets
Capital	$43,176,554	$193,959,305	$90,858,337	$273,620,780
Accumulated (distributions in excess of) net investment income	775,250	72,211	3,135	1,362,020
Accumulated net realized gains (losses) from investment transactions	(912,118)	(449,942)	284,456	(11,709,985)
Net unrealized appreciation	953,366	9,872,371	1,408,101	5,418,512
Net Assets	$43,993,052	$203,453,945	$92,554,029	$268,691,327

Net Assets By Share Class
Institutional Class Shares	$43,914,263	$190,780,160	$91,185,653	$246,216,413
Premier Class Shares	—	—	—	1,675,456
Class A Shares	78,789	11,508,868	1,368,376	10,731,185
Class C Shares	—	1,164,917	—	10,068,273
Net Assets	$43,993,052	$203,453,945	$92,554,029	$268,691,327

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	4,037,514	17,207,438	8,288,292	22,588,078
Premier Class Shares	—	—	—	154,393
Class A Shares	7,453	1,037,862	123,492	990,139
Class C Shares	—	105,083	—	952,747

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.88	$11.09	$11.00	$10.90
Premier Class Shares	$—	$—	$—	$10.85
Class A Shares	$10.57	$11.09	$11.08	$10.84
Class C Shares*	$—	$11.09	$—	$10.57

Maximum Sales Charge
Class A Shares	5.75%	4.25%	4.25%	4.25%
Class C Shares**	N/A	1.00%	N/A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.21	$11.58	$11.57	$11.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Operations
For the Year Ended October 31, 2016

	American Independence Navellier Large Cap Growth Fund	American Independence Hillcrest Small Cap Value Fund*	American Independence Navellier Defensive Alpha Fund	American Independence Global Tactical Allocation Fund
Investment Income:
Dividend	$114,474	$40,869	$138,945	$2,891,418
Foreign tax withholding	(409)	—	156	—
Total Investment Income	114,065	40,869	139,101	2,891,418

Expenses:
Investment advisory	97,177	20,775	154,493	615,791
Administration	12,147	2,597	19,312	102,632
Distribution - Class A Shares	6,691	2,589	7,183	114,496
Distribution - Class C Shares	1,401	114	24,199	38,202
Service - Class A Shares	6,611	2,589	7,052	113,171
Service - Class C Shares	465	38	7,916	12,555
Accounting	24,446	21,256	46,931	38,329
Audit expenses	17,688	19,388	14,863	22,071
Compliance services	6,147	4,129	6,601	12,233
Custodian	2,396	733	4,187	19,487
Legal expenses	9,360	485	—	9,176
Shareholder Reporting	6,133	2,465	14,695	14,740
State registration expenses	14,712	8,629	22,902	25,596
Transfer Agent	32,573	13,126	61,565	154,479
Trustees	1,362	522	1,852	11,500
Insurance	211	215	3,463	8,321
Other	2,893	2,501	—	5,823
Total expenses before fee reductions	242,413	102,151	397,214	1,318,602
Expenses reduced by: Adviser	(121,310)	(70,898)	(171,560)	(260,523)
Distribution/service fees (Class A)	(3,173)	(1,243)	(3,161)	(54,322)
Net Expenses	117,930	30,010	222,493	1,003,757

Net Investment Income (Loss)	(3,865)	10,859	(83,392)	1,887,661

Realized and unrealized gains (losses) on investments:
Net realized (losses) from investment transactions	(1,277,829)	(45,331)	(106,673)	(869,006)
Net change in unrealized appreciation/depreciation from investments	1,402,678	100,880	(439,175)	1,212,214
Net realized and unrealized gains (losses)	124,849	55,549	(545,848)	343,208
Net Increase from payment by affiliates	18,356	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$139,340	$66,408	$(629,240)	$2,230,869

*	From December 31, 2015 (commencement of operations) through October 31, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Operations – (Continued)
For the Year Ended October 31, 2016

	American Independence Multi-Manager International Fund	American Independence Kansas Tax-Exempt Bond Fund	American Independence Carret Core Plus Fund	American Independence U.S. Inflation-Protected Fund
Investment Income:
Dividend	$1,471,212	$39,843	$6,170	$—
Interest	—	6,636,976	2,455,504	3,542,067
Foreign tax withholding	(130,382)	—	—	—
Total Investment Income	1,340,830	6,676,819	2,461,674	3,542,067

Expenses:
Investment advisory	392,798	585,299	376,282	987,018
Administration	60,617	243,875	117,588	308,443
Distribution - Class A Shares	178	28,090	3,567	26,388
Distribution - Class C Shares	—	7,800	—	64,636
Service - Class A Shares	175	27,727	3,526	26,015
Service - Class C Shares	—	2,584	—	21,403
Service - Premier Class Shares	—	—	—	2,947
Accounting	46,839	85,110	55,442	58,504
Audit expenses	18,176	28,064	20,597	31,447
Compliance services	9,525	22,085	13,503	25,221
Custodian	35,266	48,657	24,106	32,294
Legal expenses	4,370	18,613	8,762	25,492
Shareholder Reporting	13,025	8,602	7,916	13,183
State registration expenses	12,133	19,320	12,049	32,680
Transfer Agent	30,930	46,621	30,491	96,412
Trustees	7,147	28,450	13,815	32,645
Insurance	7,056	27,217	13,545	30,248
Other	10,061	10,367	5,504	13,350
Total expenses before fee reductions	648,296	1,238,481	706,693	1,828,326
Expenses reduced by: Adviser	(185,015)	(235,816)	(274,027)	(896,319)
Distribution/service fees (Class A)	—	(12,200)	(2,116)	(5,203)
Net Expenses	463,281	990,465	430,550	926,804

Net Investment Income	877,549	5,686,354	2,031,124	2,615,263

Realized and unrealized gains (losses) on investments, futures, and foreign currency transactions:
Net realized gains from investment transactions	1,307,232	1,929	576,000	2,485,537
Short term realized gain distributions from underlying funds	—	362	—	—
Long term realized gain distributions from underlying funds	—	1,044	—	—
Net realized (losses) from futures contracts	—	—	—	(990,315)
Net realized (losses) from foreign currency transactions	(92,553)	—	—	—
Net change in unrealized appreciation/depreciation from investments	(2,155,957)	(477,351)	1,042,203	9,534,795
Net change in unrealized appreciation from futures contracts	—	—	—	301,302
Net change in unrealized appreciation from foreign currency translation	2,201	—	—	—
Net realized and unrealized gains (losses)	(939,077)	(474,016)	1,618,203	11,331,319

Net Increase (Decrease) in Net Assets Resulting from Operations	$(61,528)	$5,212,338	$3,649,327	$13,946,582

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets

	American Independence Navellier Large Cap Growth Fund		American Independence Hillcrest Small Cap Value Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015*	Period Ended October 31, 2016**
Investment Operations:
Net investment income (loss)	$(3,865)	$(3,992)	$10,859
Net realized (losses)	(1,277,829)	(286,897)	(45,331)
Net change in unrealized appreciation/depreciation	1,402,678	(470,765)	100,880
Net Increase from payment by affiliates	18,356	—	—
Net increase (decrease) in net assets resulting from operations	139,340	(761,654)	66,408
Distributions:
From net investment income:
Institutional Class Shares	(1,177)	—	—
Decrease in net assets from distributions	(1,177)	—	—
Net increase in net assets from capital transactions	917,515	9,693,898	5,829,123
Total increase in net assets	1,055,678	8,932,244	5,895,531
Net Assets:
Beginning of year	8,932,244	—	—
End of year	$9,987,922	$8,932,244	$5,895,531
Accumulated (distributions in excess of) net investment income	$(5,536)	$1,147	$5,528
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$1,273,437	$7,279,851	$3,026,749
Dividends reinvested	1,168	—	—
Cost of shares redeemed	(356,483)	—	(287,905)
Institutional Class Shares capital transactions	918,122	7,279,851	2,738,844
Class A Shares
Proceeds from shares issued	4,103,095	2,354,411	3,211,140
Cost of shares redeemed	(4,225,619)	(3,864)	(154,655)
Class A Shares capital transactions	(122,524)	2,350,547	3,056,485
Class C Shares
Proceeds from shares issued	181,975	63,500	36,260
Cost of shares redeemed	(60,058)	—	(2,466)
Class C Shares capital transactions	121,917	63,500	33,794
Net increase in net assets from capital transactions	$917,515	$9,693,898	$5,829,123
Share Transactions:
Institutional Class Shares
Issued	140,870	733,598	280,064
Reinvested	128	—	—
Redeemed	(40,552)	—	(25,715)
Change in Institutional Class Shares	100,446	733,598	254,349
Class A Shares
Issued	468,601	259,946	295,839
Redeemed	(507,078)	(428)	(14,202)
Change in Class A Shares	(38,477)	259,518	281,637
Class C Shares
Issued	20,968	6,907	3,422
Redeemed	(6,752)	—	(240)
Change in Class C Shares	14,216	6,907	3,182

*	From July 13, 2015 (commencement of operations) through October 31, 2015.
**	From December 31, 2015 (commencement of operations) through October 31, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence Navellier Defensive Alpha Fund		American Independence JAForlines Global Tactical Allocation Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Investment Operations:
Net investment income (loss)	$(83,392)	$317,704	$1,887,661	$1,191,159
Net realized gains (losses)	(106,673)	5,873,573	(869,006)	180,141
Net change in unrealized appreciation/depreciation	(439,175)	(6,959,374)	1,212,214	(1,472,247)
Net increase (decrease) in net assets resulting from operations	(629,240)	(768,097)	2,230,869	(100,947)
Distributions:
From net investment income:
Institutional Class Shares	(53,094)	(397,541)	(484,129)	(307,166)
Class A Shares	(15,821)	(89,052)	(680,507)	(788,566)
Class C Shares	(14,599)	(86,312)	(69,943)	(97,602)
From net realized gains:
Institutional Class Shares	(3,498,151)	(23,762,756)	—	—
Class A Shares	(1,093,566)	(3,747,556)	—	—
Class C Shares	(1,288,137)	(3,914,057)	—	—
Decrease in net assets from distributions	(5,963,368)	(31,997,274)	(1,234,579)	(1,193,334)
Net increase (decrease) in net assets from capital transactions	(740,009)	(50,815,853)	42,887,500	33,572,796
Total increase (decrease) in net assets	(7,332,617)	(83,581,224)	43,883,790	32,278,515
Net Assets:
Beginning of year	21,192,264	104,773,488	63,253,598	30,975,083
End of year	$13,859,647	$21,192,264	$107,137,388	$63,253,598
Accumulated (distributions in excess of) net investment income	$(85,847)	$83,505	$406,016	$98,007
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$6,922,351	$1,912,627	$30,189,836	$17,169,586
Dividends reinvested	3,497,227	22,925,146	367,108	243,389
Cost of shares redeemed	(10,506,191)	(76,180,675)	(5,318,822)	(3,438,094)
Institutional Class Shares capital transactions	(86,613)	(51,342,902)	25,238,122	13,974,881
Class A Shares
Proceeds from shares issued	720,469	690,988	32,234,644	25,108,212
Dividends reinvested	1,041,575	3,540,055	281,631	324,810
Cost of shares redeemed	(1,760,313)	(4,671,734)	(14,830,497)	(8,208,175)
Class A Shares capital transactions	1,731	(440,691)	17,685,778	17,224,847
Class C Shares
Proceeds from shares issued	281,888	668,393	2,075,353	2,818,490
Dividends reinvested	1,256,187	3,794,416	57,172	78,943
Cost of shares redeemed	(2,193,202)	(3,495,069)	(2,168,925)	(524,365)
Class C Shares capital transactions	(655,127)	967,740	(36,400)	2,373,068
Net increase (decrease) in net assets from capital transactions	$(740,009)	$(50,815,853)	$42,887,500	$33,572,796
Share Transactions:
Institutional Class Shares
Issued	1,134,244	236,283	2,852,595	1,607,554
Reinvested	760,074	3,091,808	35,067	22,887
Redeemed	(1,823,119)	(7,476,573)	(501,530)	(318,209)
Change in Institutional Class Shares	71,199	(4,148,482)	2,386,132	1,312,232
Class A Shares
Issued	158,642	98,303	3,056,585	2,322,334
Reinvested	241,043	496,384	27,068	30,749
Redeemed	(378,314)	(587,548)	(1,427,253)	(768,025)
Change in Class A Shares	21,371	7,139	1,656,400	1,585,058
Class C Shares
Issued	61,330	70,330	198,648	263,356
Reinvested	286,089	524,225	5,602	7,546
Redeemed	(478,094)	(467,003)	(210,633)	(49,577)
Change in Class C Shares	(130,675)	127,552	(6,383)	221,325

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence Multi-Manager International Fund		American Independence Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Investment Operations:
Net investment income	$877,549	$798,294	$5,686,354	$6,063,154
Net realized gains (losses)	1,214,679	(2,184,853)	3,335	(49,726)
Net change in unrealized appreciation/depreciation	(2,153,756)	864,147	(477,351)	(919,941)
Net increase (decrease) in net assets resulting from operations	(61,528)	(522,412)	5,212,338	5,093,487
Distributions:
From net investment income:
Institutional Class Shares	(736,255)	(1,163,028)	(5,380,356)	(5,750,390)
Class A Shares	(947)	(2,886)	(287,049)	(291,422)
Class C Shares	—	—	(20,356)	(22,932)
From net realized gains:
Institutional Class Shares	—	(3,280,880)	—	—
Class A Shares	—	(8,594)	—	—
Decrease in net assets from distributions	(737,202)	(4,455,388)	(5,687,761)	(6,064,744)
Net increase (decrease) in net assets from capital transactions	(6,315,855)	1,608,064	10,248,457	(121,116)
Total increase (decrease) in net assets	(7,114,585)	(3,369,736)	9,773,034	(1,092,373)
Net Assets:
Beginning of year	51,107,637	54,477,373	193,680,911	194,773,284
End of year	$43,993,052	$51,107,637	$203,453,945	$193,680,911
Accumulated net investment income	$775,250	$737,198	$72,211	$73,256
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$8,873,544	$7,686,265	$32,270,430	$20,735,286
Dividends reinvested	291,499	2,930,308	326,415	550,647
Cost of shares redeemed	(15,479,968)	(8,943,169)	(23,352,111)	(21,812,845)
Institutional Class Shares capital transactions	(6,314,925)	1,673,404	9,244,734	(526,912)
Class A Shares
Proceeds from shares issued	24,314	21,555	1,874,639	625,336
Dividends reinvested	753	11,120	168,088	232,665
Cost of shares redeemed	(25,997)	(98,015)	(1,131,127)	(370,129)
Class A Shares capital transactions	(930)	(65,340)	911,600	487,872
Class C Shares
Proceeds from shares issued	—	—	231,744	200,200
Dividends reinvested	—	—	12,414	16,481
Cost of shares redeemed	—	—	(152,035)	(298,757)
Class C Shares capital transactions	—	—	92,123	(82,076)
Net increase (decrease) in net assets from capital transactions	$(6,315,855)	$1,608,064	$10,248,457	$(121,116)
Share Transactions:
Institutional Class Shares
Issued	862,076	681,344	2,882,357	1,859,831
Reinvested	26,841	261,035	29,217	49,376
Redeemed	(1,453,147)	(789,673)	(2,089,537)	(1,959,478)
Change in Institutional Class Shares	(564,230)	152,706	822,037	(50,271)
Class A Shares
Issued	2,334	1,885	167,895	55,930
Reinvested	71	1,013	15,045	20,867
Redeemed	(2,488)	(8,740)	(101,132)	(33,258)
Change in Class A Shares	(83)	(5,842)	81,808	43,539
Class C Shares
Issued	—	—	20,631	17,932
Reinvested	—	—	1,111	1,478
Redeemed	—	—	(13,672)	(26,680)
Change in Class C Shares	—	—	8,070	(7,270)

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence Carret Core Plus Fund		American Independence U.S. Inflation-Protected Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Investment Operations:
Net investment income	$2,031,124	$2,216,492	$2,615,263	$259,951
Net realized gains	576,000	1,130,646	1,495,222	1,034,100
Net change in unrealized appreciation/depreciation	1,042,203	(1,794,602)	9,836,097	(4,719,534)
Net increase (decrease) in net assets resulting from operations	3,649,327	1,552,536	13,946,582	(3,425,483)
Distributions:
From net investment income:
Institutional Class Shares	(2,260,973)	(2,332,229)	(1,428,760)	(237,166)
Premier Class Shares	—	—	(14,421)	(237)
Class A Shares	(29,898)	(29,267)	(42,633)	(15,376)
Class C Shares	—	—	(27,139)	(1,410)
From net realized gains:
Institutional Class Shares	(993,165)	(625,565)	—	—
Class A Shares	(12,188)	(9,516)	—	—
Decrease in net assets from distributions	(3,296,224)	(2,996,577)	(1,512,953)	(254,189)
Net increase (decrease) in net assets from capital transactions	(6,474,822)	(2,781,247)	43,342,451	(8,139,700)
Total increase (decrease) in net assets	(6,121,719)	(4,225,288)	55,776,080	(11,819,372)
Net Assets:
Beginning of year	98,675,748	102,901,036	212,915,247	224,734,619
End of year	$92,554,029	$98,675,748	$268,691,327	$212,915,247
Accumulated (distributions in excess of) net investment income	$3,135	$3,106	$1,362,020	$259,710
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$12,211,117	$25,316,148	$76,668,228	$32,500,812
Dividends reinvested	2,317,088	1,969,673	1,424,671	235,724
Cost of shares redeemed	(21,176,392)	(29,630,772)	(40,542,358)	(41,574,043)
Institutional Class Shares capital transactions	(6,648,187)	(2,344,951)	37,550,541	(8,837,507)
Premier Class Shares
Proceeds from shares issued	—	—	2,208,953	511,388
Dividends reinvested	—	—	11,096	227
Cost of shares redeemed	—	—	(1,247,424)	(112,366)
Premier Class Shares capital transactions	—	—	972,625	399,249
Class A Shares
Proceeds from shares issued	450,690	393,665	3,109,740	1,739,512
Dividends reinvested	41,961	38,643	41,835	14,959
Cost of shares redeemed	(319,286)	(868,604)	(3,827,691)	(4,448,760)
Class A Shares capital transactions	173,365	(436,296)	(676,116)	(2,694,289)
Class C Shares
Proceeds from shares issued	—	—	5,888,715	3,262,096
Dividends reinvested	—	—	25,891	1,076
Cost of shares redeemed	—	—	(419,205)	(270,325)
Class C Shares capital transactions	—	—	5,495,401	2,992,847
Net increase (decrease) in net assets from capital transactions	$(6,474,822)	$(2,781,247)	$43,342,451	$(8,139,700)

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence Carret Core Plus Fund		American Independence U.S. Inflation-Protected Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Institutional Class Shares
Issued	1,111,463	2,281,073	7,246,296	3,091,209
Reinvested	212,640	177,906	131,800	22,579
Redeemed	(1,937,402)	(2,689,895)	(3,805,656)	(3,948,365)
Change in Institutional Class Shares	(613,299)	(230,916)	3,572,440	(834,577)
Premier Class Shares
Issued	—	—	210,470	48,863
Reinvested	—	—	1,029	22
Redeemed	—	—	(115,506)	(10,706)
Change in Premier Class Shares	—	—	95,993	38,179
Class A Shares
Issued	41,029	35,390	293,869	165,969
Reinvested	3,815	3,461	3,922	1,433
Redeemed	(28,581)	(78,183)	(364,346)	(424,982)
Change in Class A Shares	16,263	(39,332)	(66,555)	(257,580)
Class C Shares
Issued	—	—	579,363	320,167
Reinvested	—	—	2,494	105
Redeemed	—	—	(40,275)	(26,340)
Change in Class C Shares	—	—	541,582	293,932

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
American Independence Navellier Large Cap Growth Fund

Institutional Class Shares
For the year ended
10/31/2016	$8.93	$0.01	$0.35	$0.36	$—	$—	$—	$9.29
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.00)^	$(1.07)	$(1.07)	$—	$—	$—	$8.93

Class A Shares
For the year ended
10/31/2016	$8.93	$(0.03)	$0.35	$0.32	$—	$—	$—	$9.25
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.02)	$(1.05)	$(1.07)	$—	$—	$—	$8.93

Class C Shares
For the year ended
10/31/2016	$8.91	$(0.08)	$0.35	$0.27	$—	$—	$—	$9.18
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.03)	$(1.06)	$(1.09)	$—	$—	$—	$8.91

American Independence Hillcrest Small Cap Value Fund

Institutional Class Shares
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.07	$0.88	$0.95	$—	$—	$—	$10.95

Class A Shares
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.03	$0.89	$0.92	$—	$—	$—	$10.92

Class C Shares
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$(0.03)	$0.89	$0.86	$—	$—	$—	$10.86

(a)	During the year or period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Calculated based on average shares outstanding during the year or period.
**	Not annualized for periods less than one full year.
***	Annualized for periods less than one full year.
^	Rounds to less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

4.05%	$7,750	1.09%	2.34%	0.10%	117%

(10.70%)	$6,554	1.09%	3.69%	(0.14%)	89%

3.58%	$2,044	1.47%	2.84%	(0.35%)	117%

(10.70%)	$2,317	1.35%	3.95%	(0.65%)	89%

3.03%	$194	2.09%	3.34%	(0.89%)	117%

(10.90%)	$62	1.88%	4.48%	(0.95%)	89%

9.50%	$2,785	1.25%	4.66%	0.74%	32%

9.20%	$3,076	1.63%	5.16%	0.32%	32%

8.60%	$35	2.25%	5.66%	(0.31%)	32%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the year indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*		Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year
American Independence Navellier Defensive Alpha Fund

Institutional Class Shares
For the year ended
10/31/2016	$6.96	$(0.01)		$(0.17)	$(0.18)	$(0.02)	$(2.12)	$(2.14)	$4.64
10/31/2015	$14.79	$0.10		$(0.23)	$(0.13)	$(0.10)	$(7.60)	$(7.70)	$6.96
10/31/2014	$16.25	$0.11	+	$1.19	$1.30	$(0.09)	$(2.67)	$(2.76)	$14.79
10/31/2013	$14.89	$0.09	+	$3.42	$3.51	$(0.07)	$(2.08)	$(2.15)	$16.25
10/31/2012	$13.58	$0.10	+	$1.45	$1.55	$(0.06)	$(0.18)	$(0.24)	$14.89

Class A Shares
For the year ended
10/31/2016	$6.68	$(0.03)		$(0.16)	$(0.19)	$(0.02)	$(2.12)	$(2.14)	$4.35
10/31/2015	$14.52	$0.04		$(0.19)	$(0.15)	$(0.09)	$(7.60)	$(7.69)	$6.68
10/31/2014	$16.04	$0.00	+^	$1.23	$1.23	$(0.08)	$(2.67)	$(2.75)	$14.52
10/31/2013	$14.76	$0.05	+	$3.37	$3.42	$(0.06)	$(2.08)	$(2.14)	$16.04
10/31/2012	$13.47	$0.07	+	$1.42	$1.49	$(0.02)	$(0.18)	$(0.20)	$14.76

Class C Shares
For the year ended
10/31/2016	$6.75	$(0.06)		$(0.15)	$(0.21)	$(0.02)	$(2.12)	$(2.14)	$4.40
10/31/2015	$14.63	$(0.01)		$(0.18)	$(0.19)	$(0.09)	$(7.60)	$(7.69)	$6.75
10/31/2014	$16.22	$(0.08	)+	$1.22	$1.14	$(0.06)	$(2.67)	$(2.73)	$14.63
10/31/2013	$14.98	$(0.06	)+	$3.42	$3.36	$(0.04)	$(2.08)	$(2.12)	$16.22
10/31/2012	$13.73	$(0.05	)+	$1.48	$1.43	$—	$(0.18)	$(0.18)	$14.98

(a)	During the year certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
+	Calculated based on ending shares outstanding during the year.
*	Calculated based on average shares outstanding during the year, unless otherwise noted.
^	Rounds to less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the year indicated.

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)

(2.15%)	$9,031	1.16%	2.27%	(0.26%)	224%
(3.47%)	$13,042	1.16%	1.85%	1.10%	120%
9.42%	$89,056	1.16%	1.45%	0.57%	226%
27.35%	$150,731	1.16%	1.40%	0.67%	203%
11.70%	$126,845	1.16%	1.48%	0.67%	252%

(2.50%)	$2,568	1.55%	2.77%	(0.65%)	224%
(3.71%)	$3,799	1.50%	2.30%	0.48%	120%
9.07%	$8,154	1.54%	1.96%	0.17%	226%
26.93%	$18,592	1.48%	1.90%	0.35%	203%
11.27%	$18,345	1.48%	1.98%	0.36%	252%

(3.03%)	$2,260	2.16%	3.27%	(1.26%)	224%
(4.30%)	$4,351	2.10%	2.79%	(0.16%)	120%
8.32%	$7,563	2.16%	2.45%	(0.45%)	226%
26.04%	$8,702	2.16%	2.40%	(0.31%)	203%
10.58%	$9,126	2.16%	2.48%	(0.32%)	252%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
American Independence JAForlines Global Tactical Allocation Fund

Institutional Class Shares
For the year ended
10/31/2016	$10.52	$0.26		$0.09	$0.35	$(0.19)	$—	$(0.19)	$10.68
10/31/2015	$10.69	$0.32		$(0.10)	$0.22	$(0.39)	$—	$(0.39)	$10.52
10/31/2014	$10.18	$0.21		$0.35	$0.56	$(0.05)	$—	$(0.05)	$10.69
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01	+	$0.17	$0.18	$—	$—	$—	$10.18

Class A Shares
For the year ended
10/31/2016	$10.50	$0.23		$0.08	$0.31	$(0.17)	$—	$(0.17)	$10.64
10/31/2015	$10.65	$0.29		$(0.10)	$0.19	$(0.34)	$—	$(0.34)	$10.50
10/31/2014	$10.18	$0.24		$0.27	$0.51	$(0.04)	$—	$(0.04)	$10.65
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00	+^	$0.18	$0.18	$—	$—	$—	$10.18

Class C Shares
For the year ended
10/31/2016	$10.38	$0.19		$0.05	$0.24	$(0.14)	$—	$(0.14)	$10.48
10/31/2015	$10.56	$0.22		$(0.09)	$0.13	$(0.31)	$—	$(0.31)	$10.38
10/31/2014	$10.17	$0.19		$0.25	$0.44	$(0.05)	$—	$(0.05)	$10.56
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00	+^	$0.17	$0.17	$—	$—	$—	$10.17

American Independence Multi-Manager International Fund

Institutional Class Shares
For the year ended
10/31/2016	$11.09	$0.19		$(0.24)	$(0.05)	$(0.16)	$—	$(0.16)	$10.88
10/31/2015	$12.21	$0.17		$(0.32)	$(0.15)	$(0.24)	$(0.73)	$(0.97)	$11.09
10/30/2014	$12.99	$0.23		$(0.37)	$(0.14)	$(0.33)	$(0.31)	$(0.64)	$12.21
10/31/2013	$11.10	$0.29	+	$1.92	$2.21	$(0.32)	$—	$(0.32)	$12.99
10/31/2012	$10.70	$0.29	+	$0.26	$0.55	$(0.15)	$—	$(0.15)	$11.10

Class A Shares
For the year ended
10/31/2016	$10.83	$0.14		$(0.25)	$(0.11)	$(0.15)	$—	$(0.15)	$10.57
10/31/2015	$11.98	$0.09		$(0.28)	$(0.19)	$(0.23)	$(0.73)	$(0.96)	$10.83
10/30/2014	$12.81	$0.16		$(0.36)	$(0.20)	$(0.32)	$(0.31)	$(0.63)	$11.98
10/31/2013	$10.99	$0.22		$1.91	$2.13	$(0.31)	$—	$(0.31)	$12.81
10/31/2012	$10.61	$0.21	+	$0.28	$0.49	$(0.11)	$—	$(0.11)	$10.99

(a)	During the year or period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
+	Calculated based on ending shares outstanding during the year or period.
*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.
**	Not annualized for periods less than one full year.
***	Annualized for periods less than one full year.
****	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year; the ratio of net investment income is not indicative of future results.
^	Rounds to less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the period indicated.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***		Portfolio turnover rate(b)**

3.34%	$45,813	0.95%	1.27%	2.48%		129%
2.10%	$20,028	0.94%	1.33%	2.98%		98%
5.52%	$6,329	0.90%	1.73%	2.00%		166%

1.80%	$6,934	0.90%	10.18%	6.14	%****	19%

2.99%	$56,135	1.33%	1.77%	2.23%		129%
1.75%	$38,019	1.28%	1.75%	2.70%		98%
5.07%	$21,684	1.28%	2.23%	2.32%		166%

1.80%	$3,876	1.28%	10.77%	0.25%		19%

2.33%	$5,189	1.95%	2.27%	1.85%		129%
1.22%	$5,206	1.86%	2.25%	2.11%		98%
4.32%	$2,962	1.90%	2.73%	1.87%		166%

1.70%	$1	1.90%	11.36%	0.06%		19%

(0.47%)	$43,914	0.95%	1.34%	1.81%		116%
(1.17%)	$51,026	0.95%	1.29%	1.49%		36%
(1.10%)	$54,317	0.95%	1.30%	1.83%		77%
20.30%	$62,561	0.95%	1.30%	2.42%		107%
5.30%	$55,169	0.95%	1.25%	2.73%		88%

(1.03%)	$79	1.45%	1.84%	1.38%		116%
(1.56%)	$82	1.40%	1.74%	0.85%		36%
(1.61%)	$160	1.45%	1.80%	1.31%		77%
19.75%	$214	1.45%	1.80%	1.85%		107%
4.69%	$89	1.45%	1.75%	1.98%		88%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the year indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*		Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year
American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2016	$11.11	$0.33		$(0.02)	$0.31	$(0.33)	$—	$(0.33)	$11.09
10/31/2015	$11.16	$0.35		$(0.05)	$0.30	$(0.35)	$—	$(0.35)	$11.11
10/31/2014	$10.80	$0.37	+	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16
10/31/2013	$11.28	$0.35	+	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80
10/31/2012	$10.95	$0.36	+	$0.33	$0.69	$(0.36)	$—	$(0.36)	$11.28

Class A Shares
For the year ended
10/31/2016	$11.11	$0.29		$(0.02)	$0.27	$(0.29)	$—	$(0.29)	$11.09
10/31/2015	$11.16	$0.31		$(0.05)	$0.26	$(0.31)	$—	$(0.31)	$11.11
10/31/2014	$10.80	$0.33	+	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16
10/31/2013	$11.28	$0.31	+	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80
10/31/2012	$10.95	$0.32	+	$0.33	$0.65	$(0.32)	$—	$(0.32)	$11.28

Class C Shares
For the year ended
10/31/2016	$11.11	$0.22		$(0.02)	$0.20	$(0.22)	$—	$(0.22)	$11.09
10/31/2015	$11.16	$0.24		$(0.05)	$0.19	$(0.24)	$—	$(0.24)	$11.11
10/31/2014	$10.80	$0.26	+	$0.36	$0.62	$(0.26)	$—	$(0.26)	$11.16
10/31/2013	$11.28	$0.24	+	$(0.48)	$(0.24)	$(0.24)	$—	$(0.24)	$10.80
10/31/2012	$10.95	$0.25	+	$0.33	$0.58	$(0.25)	$—	$(0.25)	$11.28

American Independence Carret Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2016	$10.95	$0.24		$0.19	$0.43	$(0.27)	$(0.11)	$(0.38)	$11.00
10/31/2015	$11.09	$0.22		$(0.05)	$0.17	$(0.24)	$(0.07)	$(0.31)	$10.95
10/31/2014	$10.92	$0.25	+	$0.20	$0.45	$(0.26)	$(0.02)	$(0.28)	$11.09
10/31/2013	$11.32	$0.27	+	$(0.30)	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92
10/31/2012	$11.00	$0.30	+	$0.36	$0.66	$(0.34)	$—	$(0.34)	$11.32

Class A Shares
For the year ended
10/31/2016	$11.03	$0.20		$0.19	$0.39	$(0.23)	$(0.11)	$(0.34)	$11.08
10/31/2015	$11.17	$0.19		$(0.05)	$0.14	$(0.21)	$(0.07)	$(0.28)	$11.03
10/31/2014	$11.00	$0.21	+	$0.20	$0.41	$(0.22)	$(0.02)	$(0.24)	$11.17
10/31/2013	$11.40	$0.23	+	$(0.29)	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00
10/31/2012	$11.08	$0.27	+	$0.35	$0.62	$(0.30)	$—	$(0.30)	$11.40

(a)	During the year certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
+	Calculated based on ending shares outstanding during the year.
*	Calculated based on average shares outstanding during the year, unless otherwise noted.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the year indicated.

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)

2.80%	$190,780	0.48%	0.60%	2.94%	10%
2.70%	$181,983	0.48%	0.60%	3.12%	13%
6.89%	$183,423	0.48%	0.58%	3.39%	1%
(1.13%)	$232,502	0.48%	0.55%	3.20%	8%
6.42%	$303,660	0.48%	0.54%	3.26%	13%

2.41%	$11,509	0.87%	1.10%	2.55%	10%
2.34%	$10,620	0.83%	1.03%	2.76%	13%
6.47%	$10,186	0.87%	1.08%	3.00%	1%
(1.52%)	$9,815	0.87%	1.05%	2.82%	8%
6.01%	$10,518	0.87%	1.04%	2.87%	13%

1.79%	$1,165	1.48%	1.60%	1.93%	10%
1.74%	$1,077	1.42%	1.54%	2.18%	13%
5.83%	$1,164	1.48%	1.58%	2.38%	1%
(2.11%)	$1,190	1.48%	1.55%	2.21%	8%
5.36%	$2,229	1.48%	1.54%	2.24%	13%

4.00%	$91,186	0.45%	0.74%	2.16%	61%
1.50%	$97,493	0.45%	0.72%	2.03%	68%
4.16%	$101,264	0.44%	0.71%	2.28%	61%
(0.25%)	$106,047	0.42%	0.73%	2.37%	47%
6.08%	$75,235	0.45%	0.73%	2.66%	41%

3.63%	$1,368	0.80%	1.24%	1.82%	61%
1.18%	$1,183	0.78%	1.17%	1.69%	68%
3.78%	$1,637	0.79%	1.21%	1.93%	61%
(0.57%)	$1,423	0.77%	1.23%	2.05%	47%
5.69%	$1,521	0.80%	1.23%	2.30%	41%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
American Independence U.S. Inflation-Protected Fund

Institutional Class Shares
For the year ended
10/31/2016	$10.37	$0.12		$0.48	$0.60	$(0.07)	$—	$(0.07)	$10.90
10/31/2015	$10.55	$0.02		$(0.19)	$(0.17)	$(0.01)	$—	$(0.01)	$10.37
10/30/2014	$10.51	$0.10	+	$0.04	$0.14	$(0.10)	$—	$(0.10)	$10.55
10/31/2013	$11.78	$0.10	+	$(0.81)	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51
10/31/2012	$11.69	$0.09	+	$0.75	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78

Premier Class Shares
For the year ended
10/31/2016	$10.33	$0.14		$0.45	$0.59	$(0.07)	$—	$(0.07)	$10.85
10/31/2015	$10.53	$0.07		$(0.26)	$(0.19)	$(0.01)	$—	$(0.01)	$10.33
10/30/2014	$10.51	$0.08	+	$0.04	$0.12	$(0.10)	$—	$(0.10)	$10.53
For the period from
4/2/2013 (c) thru 10/31/2013	$11.20	$0.01	+	$(0.69)	$(0.68)	$(0.01)	$—	$(0.01)	$10.51

Class A Shares
For the year ended
10/31/2016	$10.34	$0.06		$0.48	$0.54	$(0.04)	$—	$(0.04)	$10.84
10/31/2015	$10.56	$(0.03)		$(0.18)	$(0.21)	$(0.01)	$—	$(0.01)	$10.34
10/30/2014	$10.54	$0.06	+	$0.03	$0.09	$(0.07)	$—	$(0.07)	$10.56
10/31/2013	$11.84	$0.04	+	$(0.80)	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54
10/31/2012	$11.75	$0.05	+	$0.74	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84

Class C Shares
For the year ended
10/31/2016	$10.12	$0.03		$0.45	$0.48	$(0.03)	$—	$(0.03)	$10.57
10/31/2015	$10.39	$(0.07)		$(0.19)	$(0.26)	$(0.01)	$—	$(0.01)	$10.12
10/30/2014	$10.37	$(0.02	)+	$0.05	$0.03	$(0.01)	$—	$(0.01)	$10.39
10/31/2013	$11.72	$(0.06)		$(0.75)	$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37
10/31/2012	$11.66	$(0.02	)+	$(0.75)	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72

(a)	During the year or period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.
**	Not annualized for periods less than one full year.
***	Annualized for periods less than one full year.
+	Caculated based on ending shares outstanding during the period.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the period indicated.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

5.76%	$246,216	0.32%	0.68%	1.11%	173%
(1.59%)	$197,226	0.32%	0.69%	0.15%	200%
1.36%	$209,429	0.32%	0.69%	0.87%	167%
(6.36%)	$296,810	0.32%	0.68%	0.49%	193%
7.56%	$357,238	0.32%	0.65%	0.83%	154%

5.67%	$1,676	0.47%	0.83%	1.29%	173%
(1.79%)	$604	0.42%	0.79%	0.63%	200%
1.15%	$213	0.47%	0.84%	0.81%	167%

(6.45%)	$12	0.47%	0.83%	0.10%	193%

5.26%	$10,731	0.77%	1.18%	0.55%	173%
(1.97%)	$10,922	0.72%	1.09%	(0.30%)	200%
0.88%	$13,874	0.77%	1.19%	0.51%	167%
(6.77%)	$18,888	0.77%	1.18%	0.14%	193%
7.10%	$26,891	0.77%	1.15%	0.37%	154%

4.76%	$10,068	1.32%	1.68%	0.24%	173%
(2.48%)	$4,163	1.22%	1.59%	(0.64%)	200%
0.31%	$1,218	1.32%	1.69%	(0.27%)	167%
(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%
6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust

Notes to Financial Statements
October 31, 2016

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2016, the Trust offered eight series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”):

American Independence Navellier Large Cap Growth Fund

American Independence Hillcrest Small Cap Value Fund (commenced operations December 31, 2015)

American Independence Navellier Defensive Alpha Fund (formerly Rx Dynamic Stock Fund)

American Independence JAForlines Global Tactical Allocation Fund (formerly JAForlines Risked-Managed Allocation Fund)

American Independence Multi-Manager International Fund (formerly International Alpha Strategies Fund)

American Independence Kansas Tax-Exempt Bond Fund

American Independence Carret Core Plus Fund (formerly Boyd Watterson Core Plus Fund)

American Independence U.S. Inflation-Protected Fund (formerly U.S. Inflation-Indexed Fund)

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The U.S. Inflation-Protected Fund offers four classes of shares: Class A, Class C, Institutional Class, and Premier Class. The Navellier Large Cap Growth Fund, Hillcrest Small Cap Value Fund, Navellier Defensive Alpha Fund, JAForlines Global Tactical Allocation Fund, and Kansas Tax-Exempt Bond Fund offer three classes of shares: Class A, Class C, and Institutional Class. The Multi-Manager International Fund and Carret Core Plus Fund offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. All of the Funds are diversified under the 1940 Act except for Navellier Large Cap Growth Fund, Kansas Tax Exempt Bond Fund, and Navellier Defensive Alpha Fund.

2.	Significant Accounting Policies:

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds Trust

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies: (Continued)

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

● Level 1	– quoted prices in active markets for identical securities

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3	– significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2016, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers into and out of any level during the current period presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

American Independence Funds Trust

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies: (Continued)

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund and Carret Core Plus Fund are declared daily and paid monthly. Distributions from net investment income, if any, for the U.S. Inflation-Protected Fund are declared and paid monthly. Distributions from net investment income, if any, for the JAForlines Global Tactical Allocation Fund are declared and paid quarterly. Distributions from net investment income, if any, for the Navellier Large Cap Growth Fund, Hillcrest Small Cap Value Fund, Navellier Defensive Alpha Fund, and Multi-Manager International Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions:

RiskX Investments serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and RiskX Investments, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Navellier Large Cap Growth Fund	1.00%
Hillcrest Small Cap Value Fund	1.00%
Navellier Defensive Alpha Fund	1.00%
JAForlines Global Tactical Allocation Fund	0.75%
Multi-Manager International Fund	0.81%
Kansas Tax-Exempt Bond Fund	0.30%
Carret Core Plus Fund	0.40%
U.S. Inflation-Protected Fund	0.40%

American Independence Financial Services, LLC (“American Independence”) had been the investment adviser to the Trust on behalf of the Funds pursuant to an investment advisory agreement dated July 23, 2010, as amended through April 29, 2015 (the “Original Advisory Agreement”). On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). The Original Advisory Agreement was terminated in accordance with its terms and pursuant to the 1940 Act on July 31, 2015 upon closing of the Transaction, and at which time American Independence became known as RiskX Investments, LLC (“RiskX Investments”). On August 1, 2015, an Interim Investment Advisory Agreement was entered into between RiskX Investments and the Trust on behalf of the Funds. In addition, each Investment Sub-Advisory Agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Global Tactical Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the Multi-Manager International Fund and Navellier Large Cap Growth Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Carret Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Protected Fund was terminated. At a meeting held on March 18 and 19, 2015, the Board of Trustees, including the Independent Trustees, approved an Interim Investment Advisory Agreement and Interim Investment Sub-Advisory Agreements as well as a New Investment Advisory Agreement and New Investment Sub-Advisory Agreements (the “New Agreements”), to be effective upon the approval by each Fund’s shareholders. In addition, the Board of Trustees, including the Independent Trustees, approved a new Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC (“Arrivato”) on behalf of the Kansas Tax-Exempt Fund. The New Investment Advisory Agreement between RiskX Investments and the Trust was approved by shareholders at a special meeting held November 20, 2015 for the Navellier Large Cap Growth Fund, Navellier Defensive Alpha Fund, Multi-Manager International Fund, Kansas Tax-Exempt Bond Fund, Carret Core Plus Fund, and the U.S. Inflation-Protected Fund. The New Investment Advisory Agreement between RiskX Investments and the Trust was approved by shareholders at a special meeting held November 27, 2015 for the JAForlines Global Tactical Allocation Fund. The initial term is for two years and yearly thereafter upon approval by the Board of Trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”).

The Trust has engaged Navellier & Associates, Inc. (“Navellier”) as sub-adviser for the Navellier Large Cap Growth Fund and the Navellier Defensive Alpha Fund. Both Manifold Partners LLC (“Manifold”) and Navellier are sub-advisers for the Multi-Manager International Fund. J.A. Forlines, LLC (“JAF”) is the sub-adviser for the JAForlines Global Tactical Allocation Fund. Carret Asset Management LLC (“Carret”) is the sub-adviser for the Carret Core Plus Fund and the Kansas Tax-Exempt Bond Fund. Fischer Francis Trees & Watts, Inc. is the sub-adviser for the U.S. Inflation-Protected Fund. Hillcrest Asset Management (“Hillcrest”) is the sub-adviser for the Hillcrest Small Cap Value Fund. The Board of Trustees has approved each of these agreements on behalf of the Trust (please see “Approval of Investment Advisory and Sub-Advisory Agreements” under “Additional Fund Information” in the annual report dated October 31, 2016 for more information). RiskX Investments is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-advisory relationships. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund. The sub-advisers are paid a fee by RiskX Investments out of the advisory fees received. Additional information about each sub-adviser is noted below.

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions: (Continued)

Navellier (sub-adviser to the Navellier Large Cap Growth Fund, Navellier Defensive Alpha Fund, and Multi-Manager International Fund) is headquartered at 1 East Liberty, Suite 504, Reno, Nevada, 89501. The agreement between RiskX Investments and Navellier on behalf of the Navellier Large Cap Growth Fund was approved by Trustees at a meeting held on April 28-29, 2015 and by shareholders on November 20, 2015. The agreement between RiskX Investments and Navellier on behalf of the Multi-Manager International Fund was approved by Trustees at a meeting held on March 18-19, 2015 and by shareholders at a special meeting held November 20, 2015. The agreement between RiskX Investments and Navellier on behalf of the Navellier Defensive Alpha Fund was approved by Trustees at a meeting held on December 11, 2015 and by shareholders at a special meeting held on May 27, 2016. Navellier and RiskX Investments are indirectly affiliated. Mr. John Coyle, Managing Director for Navellier, is also a member of the Board of RiskX Investments and has been granted an option plan whereby he would be an owner of the Adviser were he to exercise such options. Please see the Subsequent Events note for more information on the Navellier Defensive Alpha Fund.

Hillcrest Asset Management, LLC (sub-adviser to the Hillcrest Small Cap Value Fund) is headquartered at 2805 Dallas Pkwy #250, Plano, TX 75093. The agreement between RiskX Investments and Hillcrest on behalf of the Trust was approved by Trustees at a meeting held on June 18-19, 2015. The New Agreement went into effect prior to the Fund’s launch date of December 31, 2015. Grail Partners (“Grail”) owns approximately 26% of Hillcrest and Ms. Darlene DeRemer, co-founder and Partner of Grail, is also a Director on the Board of Hillcrest. In addition, Ms. DeRemer serves as an Interested Trustee of American Independence Funds Trust. Mr. Donald Putnam, co-founder and Managing Partner of Grail serves as Chairman and Director of the Fund’s Adviser, RiskX Investments. In addition, Mr. Craig Cognetti serves as a Director of RiskX Investments and is a Partner of Grail. As of December 31, 2015, Grail, and its related affiliates and subsidiaries, indirectly owns approximately 6% of RiskX Investments. However, through the ability to exercise convertible notes, Grail, and its related affiliates and subsidiaries, could own as much as 45%. Also, Grail, through its ownership in related affiliates and subsidiaries and the services of Messrs. Cognetti and Putnam as Directors of the Fund’s Adviser, is deemed to “control” (as defined under the Investment Company Act of 1940, as amended) the Adviser.

JAF (sub-adviser to the JAForlines Global Tactical Allocation Fund) is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560. The agreement between RiskX Investments and JAF on behalf of the Trust was approved by Trustees at a meeting held on March 18-19, 2015 and by shareholders at a special meeting held November 27, 2015.

Carret (sub-adviser to the Carret Core Plus Fund and Kansas Tax-Exempt Bond Fund) is headquartered at 1345 Avenue of the Americas, 27th Floor, New York, NY 10105. The agreement between RiskX Investments and Carret on behalf of the Trust was approved by Trustees at a meeting held on June 22-23, 2016 and by shareholders at a special meeting held August 26, 2016.

FFTW’s (sub-adviser to the U.S. Inflation-Protected Fund) New York offices are located at 200 Park Avenue, New York, New York 10166. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreement between FFTW and RiskX Investments on behalf of the Trust was approved by Trustees at a meeting held on March 18-19, 2015 and by shareholders at a special meeting held November 20, 2015.

Manifold (sub-adviser to the Multi-Manager International Fund) is headquartered at 455 Market Street, Suite #1200, San Francisco, CA 94105. The agreement between Manifold and RiskX Investments on behalf of the Trust was approved by Trustees at a meeting held on June 22-23, 2016 and by shareholders at a special meeting held August 26, 2016. Manifold and RiskX Investments are indirectly affiliated. Manifold’s principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is Managing Partner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments and The Chalice Fund (a private investment fund) (“Chalice”) is a substantial investor in RiskX Investments as well. In addition, Darlene DeRemer, an Interested Trustee of the Trust, is also a co-founder and partner in Grail Partners.

Pursuant to the expense limitation agreement, RiskX Investments has contractually agreed to waive a portion of its investment advisory fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses or short sale dividend and interest expenses) at not more than the following percentages of average annual net assets effective through March 1, 2017:

Fund	Institutional Class	Class A	Class C	Premier Class
Navellier Large Cap Growth Fund	1.09%	1.47%	2.09%	N/A
Hillcrest Small Cap Value Fund	1.25%	1.63%	2.25%	N/A
Navellier Defensive Alpha Fund	1.16%	1.55%	2.16%	N/A
JAForlines Global Tactical Allocation Fund	0.95%	1.33%	1.95%	N/A
Multi-Manager International Fund	0.95%	1.45%	N/A	N/A
Kansas Tax-Exempt Bond Fund	0.48%	0.87%	1.48%	N/A
Carret Core Plus Fund	0.45%	0.80%	N/A	N/A
U.S. Inflation-Protected Fund	0.32%	0.77%	1.32%	0.47%

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions: (Continued)

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2016:

	Navellier Large Cap Growth Fund	Hillcrest Small Cap Value Fund	Navellier Defensive Alpha Fund	JAForlines Global Tactical Allocation Fund
For eligible expense reimbursements expiring:
October 31, 2017	$—	$—	$384,678	$154,147
October 31, 2018	52,845	—	265,308	173,297
October 31, 2019	121,310	70,898	171,560	260,523
	$174,155	$70,898	$821,546	$587,967

	Multi-Manager International Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation- Protected Fund
For eligible expense reimbursements expiring:
October 31, 2017	$216,241	$214,667	$283,203	$940,374
October 31, 2018	182,712	227,660	298,179	804,280
October 31, 2019	185,015	235,816	274,027	896,319
	$583,968	$678,143	$855,409	$2,640,973

During fiscal year 2016, net redemptions like those experienced by many advisers in the mutual fund industry coupled with the expenses associated with new product launches caused downward pressure on the economics of the Adviser. This caused RiskX Investments to experience reduced operating revenues and an increased operating loss. In order to better position the Adviser and its products for future growth, it entered into strategic discussions with Manifold (both RiskX Investments and Manifold are controlled by Chalice and Grail, its general partner). As part of the transaction in which Manifold will become the new parent of RiskX Investments, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees have received assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold.

RiskX Investments also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

RiskX Investments has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. RiskX Investments pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent.

INTRUST Bank NA, serves as the custodian for the Navellier Large Cap Growth Fund, Hillcrest Small Cap Value Fund, Navellier Defensive Alpha Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, and Carret Core Plus Fund.

UMB Bank NA serves as the custodian for the Multi-Manager International Fund and U.S. Inflation-Protected Fund.

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions: (Continued)

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynksi as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets. Mr. Leszczynski is also an employee of RiskX Investments and serves as its Chief Compliance Officer and Secretary.

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A share assets and Class C share assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A share assets and up to 0.75% of Class C share assets.

During the year ended October 31, 2016, a portion of the distribution or service fees were waived by the Adviser for the Class A shares assets. As of October 31, 2016, the Navellier Defensive Alpha Fund was assessing 0.14% of the Class A shares’ distribution fees. All other Funds assessed the full 0.25% of distribution fees. As of October 31, 2016, the Navellier Defensive Alpha Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Carret Core Plus Fund, U.S. Inflation-Protected Fund, Navellier Large Cap Growth Fund, and Hillcrest Small Cap Value Fund were assessing 0.25%, 0.13%, 0.14%, 0.10%, 0.20%, 0.13% and 0.13%, respectively, of the shareholder services fees. From November 1, 2015 through November 5, 2015, all Funds were not assessing shareholder services fees due to the termination of the Shareholder Services Agreement between the Trust and the Adviser upon the change in control of American Independence Financial Services, LLC.

The Trust, on behalf of the U.S. Inflation-Protected Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such shares. From November 1, 2015 through November 5, 2015, all Funds were not assessing shareholder services fees due to the termination of the Shareholder Services Agreement between the Trust and the Adviser upon the change in control of American Independence Financial Services, LLC.

Shareholder services fees on Class A shares of the Funds and Premier Class shares of the U.S. Inflation-Protected Fund paid to RiskX Investments for the year ended October 31, 2016 were as follows:

	Class A	Premier Class
Navellier Large Cap Growth Fund	$1,856	$	N/A
Hillcrest Small Cap Value Fund	(646)		N/A
Navellier Defensive Alpha Fund	3,887		N/A
JAForlines Global Tactical Allocation Fund	43,794		N/A
Multi-Manager International Fund	153		N/A
Kansas Tax-Exempt Bond Fund	9,255		N/A
Carret Core Plus Fund	1,381		N/A
U.S. Inflation-Protected Fund	18,540		2,675

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

American Independence Funds Trust

Notes to Financial Statements (Continued)

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Navellier Large Cap Growth Fund	$12,093,419	$11,017,668
Hillcrest Small Cap Value Fund	6,477,718	852,862
Navellier Defensive Alpha Fund	31,200,188	40,323,893
JAForlines Global Tactical Allocation Fund	151,064,277	101,582,298
Multi-Manager International Fund	54,596,586	61,722,271
Kansas Tax-Exempt Bond Fund	37,886,903	17,691,500
Carret Core Plus Fund	35,978,973	35,480,558

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Carret Core Plus Fund	$18,809,807	$34,344,429
U.S. Inflation-Protected Fund	448,538,238	413,182,151

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2016, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses)	Paid In Capital
Navellier Large Cap Growth Fund	$(1,641)	$1,949	$(308)
Hillcrest Small Cap Value Fund	(5,331)	5,519	(188)
Navellier Defensive Alpha Fund	(2,446)	25,136	(22,690)
JAForlines Global Tactical Allocation Fund	(345,073)	345,074	(1)
Multi-Manager International Fund	(102,295)	102,296	(1)
Kansas Tax-Exempt Bond Fund	362	(362)	—
Carret Core Plus Fund	259,776	(259,775)	(1)
U.S. Inflation-Protected Fund	—	—	—

American Independence Funds Trust

Notes to Financial Statements (Continued)

7.	Federal Income Tax Information: (Continued)

At October 31 2016, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Navellier Large Cap Growth Fund	$9,091,832	$1,063,299	$(162,829)	$900,470
Hillcrest Small Cap Value Fund	5,871,165	320,911	(222,473)	98,438
Navellier Defensive Alpha Fund	12,525,206	942,517	(184,677)	757,840
JAForlines Global Tactical Allocation Fund	107,292,436	1,835,111	(1,050,768)	784,343
Multi-Manager International Fund	42,872,979	2,296,460	(1,371,497)	924,963
Kansas Tax-Exempt Bond Fund	192,848,619	10,188,014	(315,643)	9,872,371
Carret Core Plus Fund	90,583,008	1,530,958	(123,820)	1,407,138
U.S. Inflation-Protected Fund	264,420,160	3,468,423	(678,190)	2,790,233

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 were as follows:

	Navellier Large Cap Growth Fund		Hillcrest Small Cap Value Fund	Navellier Defensive Alpha Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$1,177	$—	$—	$2,775,744	$16,762,720
Net long-term capital gains	—	—	—	3,187,624	15,234,554
Total taxable distributions	1,177	—	—	5,963,368	31,997,274
Tax exempt dividends	—	—	—	—	—
Total distributions paid	$1,177	$—	$—	$5,963,368	$31,997,274

	JAForlines Global Tactical Allocation Fund		Multi-Manager International Fund		Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$1,234,579	$1,193,334	$737,202	$1,565,657	$308	$—
Net long-term capital gains	—	—	—	2,889,731	—	—
Total taxable distributions	1,234,579	1,193,334	737,202	4,455,388	—	—
Tax exempt dividends	—	—	—	—	5,687,453	6,064,744
Total distributions paid	$1,234,579	$1,193,334	$737,202	$4,455,388	$5,687,761	$6,064,744

American Independence Funds Trust

Notes to Financial Statements (Continued)

7.	Federal Income Tax Information: (Continued)

	Carret Core Plus Fund		U.S. Inflation-Protected Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$2,525,783	$2,832,996	$1,512,953	$254,189
Net long-term capital gains	770,441	163,581	—	—
Total taxable distributions	3,296,224	2,996,577	1,512,953	254,189
Tax exempt dividends	—	—	—	—
Total distributions paid	$3,296,224	$2,996,577	$1,512,953	$254,189

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Navellier Large Cap Growth Fund	Hillcrest Small Cap Value Fund	Navellier Defensive Alpha Fund	JAForlines Global Tactical Allocation Fund
Undistributed ordinary income	$—	$5,528	$—	$406,016
Undistributed long-term capital gains	—	—	—	—
Tax accumulated earnings	—	5,528	—	406,016
Accumulated capital and other losses	(1,536,870)	(37,370)	(320,214)	(554,837)
Unrealized appreciation (depreciation) on investments	900,470	98,438	757,840	784,343
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$(636,400)	$66,596	$437,626	$635,522

	Multi-Manager International Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation- Protected Fund
Undistributed ordinary income	$777,794	$72,211	$176,311	$1,362,020
Undistributed long-term capital gains	—	—	112,243	—
Tax accumulated earnings	777,794	72,211	288,554	1,362,020
Accumulated capital and other losses	(874,216)	(449,942)	—	(9,081,706)
Unrealized appreciation (depreciation) on investments	924,963	9,872,371	1,407,138	2,790,233
Unrealized appreciation (depreciation) on foreign currency	(12,043)	—	—	—
Total accumulated earnings (deficit)	$816,498	$9,494,640	$1,695,692	$(4,929,453)

As of October 31, 2016, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Navellier Large Cap Growth Fund	Hillcrest Small Cap Value Fund	Navellier Defensive Alpha Fund	JAForlines Global Tactical Allocation Fund	Multi-Manager International Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation- Protected Fund
For losses expiring October 31,
2018	$—	$—	$—	$—	$—	$48,637	$—	$—
2019	—	—	—	—	—	303,059	—	—
Not subject to expiration:
Short-term	1,531,334	37,370	234,367	54,745	874,216	51,285	—	—
Long-term	—	—	—	500,092	—	46,961	—	9,081,706
	$1,531,334	$37,370	$234,367	$554,837	$874,216	$449,942	$—	$9,081,706

American Independence Funds Trust

Notes to Financial Statements (Continued)

7.	Federal Income Tax Information: (Continued)

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2016, the Multi-Manager International, Kansas Tax-Exempt Bond and U.S. Inflation-Protected Funds utilized $1,261,217, $2,973 and $3,593,900, respectively, of their capital loss carryovers.

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

As of October 31, 2016, the Navellier Large Cap Growth and Navellier Defensive Alpha Funds had $5,536 and $85,847, respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2017 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8.	Financial Futures Contracts:

The U.S. Inflation-Protected Fund entered into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of U.S. Inflation-Protected Fund’s open futures contracts at October 31, 2016 are contained at the end of its Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Investments in Derivatives:

The U.S. Inflation-Protected Fund made investments in derivative instruments which included futures transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2016. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities Location	Derivative Assets	Statements of Assets and Liabilities Location	Derivative Liabilities
U.S. Inflation-Protected Fund	Interest rate	Variation margin on futures contracts	$—	Variation margin	$24,641

American Independence Funds Trust

Notes to Financial Statements (Continued)

9.	Investments in Derivatives: (Continued)

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2016. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Average Number of Contracts(a)	Average Notional Value(a)
U.S. Inflation-Protected Fund	Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized Appreciation (Depreciation) on futures contracts	$(990,315)	$301,302	411	$58,757,603

(a)	Average number of contracts and average notional value is based on the average of quarter end balances for the period October 31, 2015 to October 31, 2016.

10.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Funds’ custodians have been instructed to segregate all assets on a settled basis. A Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

11.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

12.	Subsequent Events:

Subsequent events occurring after October 31, 2016, have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued.

Liquidation of Navellier Defense Alpha Fund:At a Board of Trustees (the “Board”) Meeting held on December 16, 2016, RiskX Investments recommended to the Trust’s Board, the closing and subsequent liquidation of the American Independence Navellier Defensive Alpha Fund (the “Fund”) due to the current asset level of the Fund and the continued reimbursement by the Adviser since the Fund’s inception. The liquidation is expected to occur on, or around, January 31, 2017.

Change of Control for the Adviser: RiskX Investments, the Funds’ investment adviser, intends to enter into a definitive agreement with Manifold, an SEC registered investment adviser headquartered in California, whereby Manifold would acquire a majority of the membership interests in RiskX Investments (the “Transaction”). The Board of Directors of RiskX Investments approved the pending acquisition of the Adviser by Manifold on August 18, 2016. The Transaction is expected to close in the first quarter of 2017 and is subject to approval by shareholders of the registered investment companies for which RiskX Investments serves as investment adviser and satisfaction of other customary closing conditions. Pursuant to the Transaction, Manifold will acquire at least 75% of the then-outstanding membership interests in the Adviser.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940, of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between RiskX Investments and the Trust on behalf of the Funds; and (ii) each Investment Sub-Advisory Agreement between RiskX Investments and (a) Carret Asset Management, LLC on behalf of the Carret Core Plus Fund and the Kansas Tax-Exempt Bond Fund; (b) J.A. Forlines, LLC on behalf of the JAForlines Global Tactical Allocation Fund; (c) Hillcrest Asset Management, LLC on behalf of the Hillcrest Small Cap Value Fund; (d) Manifold Partners, LLC on behalf of the Multi-Manager International Fund; and (e) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Protected Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Funds’ shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders of each respective Fund will also be asked to approve the proposed respective investment sub-advisory agreement.

American Independence Funds Trust

Notes to Financial Statements (Continued)

At a meeting held September 20-21, 2016, the Funds’ Trustees approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreements (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in February 2017. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.

The Board has also approved an interim investment advisory agreement and interim investment sub-advisory agreements with substantially similar terms as the current agreements, in the event that the Transaction closes and shareholders of the Funds have not yet approved any of the Proposed Agreements. If shareholders do not approve the proposed investment advisory agreement within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of each Fund and its shareholders, including, potentially, liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

Shareholders should expect to receive a proxy statement during the month of January 2017, which will provide a comparison of the current advisory agreement and the current sub-advisory agreements to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements.

New Distributor for the Funds: Effective January 1, 2017 the Distributor for the Funds will change from Matrix Capital Group, Inc. to Matrix 360 Distributors, LLC.

Manager-of-Managers Authority: At the shareholders meeting anticipated for February 2017 for which shareholders should expect to receive a proxy during January 2017, shareholders will be asked to approve granting manager-of-managers authority to RiskX Investments. On August 3, 2016, the Adviser was granted an exemptive order by the SEC under which the Adviser may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust, comprising the American Independence Navellier Large Cap Growth Fund, American Independence Hillcrest Small Cap Value Fund, American Independence Navellier Defensive Alpha Fund (formerly Rx Dynamic Stock Fund), American Independence JAForlines Global Tactical Allocation Fund (formerly JAForlines Risk-Managed Allocation Fund), American Independence Multi-Manager International Fund (formerly International Alpha Strategies Fund), American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund (formerly Boyd Watterson Core Plus Fund), and American Independence U.S. Inflation-Protected Fund (formerly U.S. Inflation-Indexed Fund) (collectively, the Funds), including the schedules of investments as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the American Independence Navellier Defensive Alpha Fund, American Independence Multi-Manager International Fund, American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund; the related statements of operations for the year then ended, and the changes in net assets, and financial highlights for the year then ended and for the period July 13, 2015 (commencement of operations) through October 31, 2015, for the American Independence Navellier Large Cap Growth Fund; the related statements of operations, changes in net assets, and financial highlights for the period December 31, 2015 (commencement of operations) through October 31, 2016, for the American Independence Hillcrest Small Cap Value Fund; and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period September 20, 2013 (commencement of operations) through October 31, 2013, for the American Independence JAForlines Risk- Managed Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the American Independence Funds Trust as of October 31, 2016, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 30, 2016

American Independence Funds Trust

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2016:

American Independence Navellier Large Cap Growth Fund
Portfolio Diversification	% of Net Assets
Information Technology	31.0%
Consumer Staples	22.5
Consumer Discretionary	10.3
Utilities	10.0
Health Care	8.2
Industrials	5.5
Financials	5.3
Materials	4.8
Telecommunication Services	1.3
Short-Term Investment	1.1
Total Investments	100.0%
Liabilities in excess of other assets	(0.0)
Net Assets	100.0%

American Independence Hillcrest Small Cap Value Fund
Portfolio Diversification	% of Net Assets
Financials	25.8%
Real Estate	12.1
Information Technology	12.0
Industrials	10.8
Consumer Discretionary	10.3
Utilities	6.8
Health Care	6.6
Energy	6.2
Materials	4.5
Consumer Staples	1.3
Short-Term Investment	4.9
Total Investments	101.3%
Liabilities in excess of other assets	(1.3)
Net Assets	100.0%

American Independence Navellier Defensive Alpha Fund
Portfolio Diversification	% of Net Assets
Health Care	35.4%
Consumer Staples	15.2
Information Technology	12.0
Consumer Discretionary	10.5
Financials	4.9
Short-Term Investment	17.8
Total Investments	95.8%
Other assets in excess of liabilities	4.2
Net Assets	100.0%

American Independence JAForlines Global Tactical Allocation Fund
Portfolio Diversification	% of Net Assets
U.S. Fixed Income Exchange Traded Products	26.9%
International Equity Exchange Traded Products	25.0
U.S. Equity Exchange Traded Products	21.4
International Fixed Income Exchange Traded Products	20.3
U.S. Alternative Exchange Traded Products	5.2
Short-Term Investment	2.1
Total Investments	100.9%
Liabilities in excess of other assets	(0.9)
Net Assets	100.0%

American Independence Multi-Manager International Fund
Portfolio Diversification	% of Net Assets
Financials	15.2%
Information Technology	15.1
Consumer Discretionary	14.0
Industrials	11.1
Materials	8.4
Health Care	7.9
Consumer Staples	7.7
Telecommunication Services	7.1
Utilities	4.1
Energy	3.8
Real Estate	2.8
Short-Term Investment	2.4
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

American Independence Kansas Tax-Exempt Bond Fund
Portfolio Diversification	% of Net Assets
Education	25.4%
General Obligation	21.1
Utilities	18.6
Health Care	17.9
Transportation	8.5
Tax Obligation	2.2
Housing	2.0
Other Revenue Bonds	1.4
Short-Term Investment	2.5
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

American Independence Carret Core Plus Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	45.6%
U.S. Government Agency Pass-Through Securities	26.0
U.S. Treasury Obligations	9.9
Asset-Backed Securities	3.2
Collateralized Mortgage Obligations	3.2
Commercial Mortgage-Backed Securities	0.9
Mortgage Derivatives – IO STRIPS	0.1
Short-Term Investment	10.5
Total Investments	99.4%
Other assets in excess of liabilities	0.6
Net Assets	100.0%

American Independence U.S Inflation-Protected Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Notes	43.9%
U.S. Treasury Inflation-Indexed Bonds	30.1
U.S. Treasury Notes	22.7
Short-Term Investment	2.7
Total Investments	99.4%
Other assets in excess of liabilities	0.6
Net Assets	100.0%

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2016 at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period* 5/1/2016- 10/31/2016	Expense Ratio During Period**† 5/1/2016- 10/31/2016
American Independence	Institutional Class Shares	$ 1,000.00	$ 1,064.10	$ 5.66	1.09%
Navellier Large Cap	Class A Shares	$ 1,000.00	$ 1,062.00	$ 7.62	1.47%
Growth Fund	Class C Shares	$ 1,000.00	$ 1,058.80	$ 10.82	2.09%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,055.90	$ 6.46	1.25%
Hillcrest Small Cap	Class A Shares	$ 1,000.00	$ 1,054.10	$ 8.42	1.63%
Value Fund	Class C Shares	$ 1,000.00	$ 1,050.30	$ 11.60	2.25%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,038.00	$ 5.94	1.16%
Defensive Alpha Fund	Class A Shares	$ 1,000.00	$ 1,035.70	$ 7.93	1.55%
	Class C Shares	$ 1,000.00	$ 1,032.90	$ 11.04	2.16%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,013.50	$ 4.81	0.95%
JAForlines Global	Class A Shares	$ 1,000.00	$ 1,011.60	$ 6.73	1.33%
Tactical Allocation Fund	Class C Shares	$ 1,000.00	$ 1,008.80	$ 9.85	1.95%

American Independence Multi-	Institutional Class Shares	$ 1,000.00	$ 1,038.20	$ 4.87	0.95%
Manager International Fund	Class A Shares	$ 1,000.00	$ 1,035.30	$ 7.42	1.45%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,004.40	$ 2.42	0.48%
Kansas Tax-Exempt	Class A Shares	$ 1,000.00	$ 1,002.40	$ 4.38	0.87%
Bond Fund	Class C Shares	$ 1,000.00	$ 999.20	$ 7.44	1.48%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,018.10	$ 2.28	0.45%
Carret Core Plus Fund	Class A Shares	$ 1,000.00	$ 1,016.20	$ 4.05	0.80%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,017.10	$ 1.62	0.32%
U.S. Inflation-Protected Fund	Premier Class Shares	$ 1,000.00	$ 1,017.00	$ 2.38	0.47%
	Class A Shares	$ 1,000.00	$ 1,015.00	$ 3.90	0.77%
	Class C Shares	$ 1,000.00	$ 1,012.30	$ 6.68	1.32%

*

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period).

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period* 5/1/2016- 10/31/2016	Expense Ratio During Period**† 5/1/2016- 10/31/2016
American Independence	Institutional Class Shares	$ 1,000.00	$ 1,019.66	$ 5.53	1.09%
Navellier Large Cap	Class A Shares	$ 1,000.00	$ 1,017.75	$ 7.46	1.47%
Growth Fund	Class C Shares	$ 1,000.00	$ 1,014.63	$ 10.58	2.09%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,018.85	$ 6.34	1.25%
Hillcrest Small Cap	Class A Shares	$ 1,000.00	$ 1,016.94	$ 8.26	1.63%
Value Fund	Class C Shares	$ 1,000.00	$ 1,013.83	$ 11.39	2.25%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,019.30	$ 5.89	1.16%
Defensive Alpha Fund	Class A Shares	$ 1,000.00	$ 1,017.34	$ 7.86	1.55%
	Class C Shares	$ 1,000.00	$ 1,014.28	$ 10.94	2.16%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%
JAForlines Global	Class A Shares	$ 1,000.00	$ 1,018.45	$ 6.75	1.33%
Tactical Allocation Fund	Class C Shares	$ 1,000.00	$ 1,015.33	$ 9.88	1.95%

American Independence Multi-	Institutional Class Shares	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%
Manager International Fund	Class A Shares	$ 1,000.00	$ 1,017.85	$ 7.35	1.45%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,022.72	$ 2.44	0.48%
Kansas Tax-Exempt	Class A Shares	$ 1,000.00	$ 1,020.76	$ 4.42	0.87%
Bond Fund	Class C Shares	$ 1,000.00	$ 1,017.70	$ 7.51	1.48%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,022.87	$ 2.29	0.45%
Carret Core Plus Fund	Class A Shares	$ 1,000.00	$ 1,021.11	$ 4.06	0.80%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,023.53	$ 1.63	0.32%
U.S. Inflation-Protected Fund	Premier Class Shares	$ 1,000.00	$ 1,022.77	$ 2.39	0.47%
	Class A Shares	$ 1,000.00	$ 1,021.27	$ 3.91	0.77%
	Class C Shares	$ 1,000.00	$ 1,018.50	$ 6.70	1.32%

*

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period).

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For the fiscal year ended October 31, 2016, the Navellier Defensive Alpha and Carret Core Plus Funds designate $3,187,624 and $770,441 respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $5,687,453, or the amount determined to be necessary, for the year ended October 31, 2016.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2016, 100.00% and 0.24%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Navellier Large Cap Growth and JAForlines Global Tactical Allocation Funds.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Navellier Large Cap Growth, JAForlines Global Tactical Allocation and Multi-Manager International Funds designate income dividends of 100.00%, 68.17%, and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2016.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has been the investment adviser to the American Independence Funds Trust (the “Trust”), on behalf of the American Independence Navellier Defensive Alpha Fund, formerly, the Rx Dynamic Stock Fund (“Defensive Alpha Fund”), the American Independence JAForlines Global Tactical Allocation Fund, formerly, the JAForlines Risk-Managed Allocation Fund (“Global Tactical Allocation Fund”), the American Independence Multi-Manager International Fund, formerly, the International Alpha Strategies Fund (“Multi-Manager International Fund”), the American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”), the American Independence Carret Core Plus Fund, formerly, the Boyd Watterson Core Plus Fund (“Core Plus Fund”), the American Independence U.S. Inflation-Protected Fund, formerly, the U.S. Inflation-Indexed Fund (“Inflation-Protected Fund”), the American Independence Navellier Large Cap Growth Fund, formerly, the Large Cap Growth Fund (“Large Cap Growth Fund”), and the American Independence Hillcrest Small Cap Value Fund (“Small Cap Value Fund”), each a series of the Trust (each a “Fund” and together the “Funds”), pursuant to an investment advisory agreement dated July 23, 2010, as amended through April 29, 2015 (the “Original Advisory Agreement”). At a special meeting held on April 29, 2015 (the “April Meeting”) specifically to approve the organization of the American Independence Large Cap Growth Fund as a separate series of the Trust, the Board of Trustees, including the Independent Trustees, approved an amendment to the Investment Advisory Agreement between American Independence and the Trust on behalf of the Large Cap Growth Fund as well as a new Investment Sub-Advisory Agreement between American Independence and Navellier & Associates, Inc. (“Navellier”) on behalf of the Large Cap Growth Fund. Further details on the approval are provided below. At a quarterly meeting held on June 18th – 19th 2015 (the “June 2015 Meeting”), the Board of Trustees, including the Independent Trustees, approved a new Investment Sub-Advisory Agreement between American Independence and Hillcrest Asset Management, LLC (“Hillcrest”) on behalf of the Small Cap Value Fund. Further details on the approval are provided below. At a quarterly meeting held on June 22nd – 23rd, 2016 (the “June 2016 Meeting”) the Board of Trustees, including the Independent Trustees, approved the addition of a new sub-adviser to the Multi-Manager International Fund and the appointment of new sub-advisers to the Core Plus Fund and the Kansas Fund. The Board of Trustees, including the Independent Trustees, approved an additional Investment Sub-Advisory Agreement between American Independence and Manifold Partners, LLC (“Manifold”) on behalf of the Multi-Manager International Fund and a new Investment Sub-Advisory Agreement between American Independence and Carret Asset Management, LLC (“Carret”) on behalf of the Kansas Fund and the Core Plus Fund. Further details on the approval are provided below.

On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction, which took place on July 31, 2015, caused a change in control of American Independence. The merger of Folio with American Independence created a new company called RiskX Investments, LLC, and American Independence is now known as RiskX Investments, LLC (“RiskX Investments”). An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser. Therefore, the Original Advisory Agreement under which American Independence served as investment adviser to the Trust terminated upon the closing of the Transaction (July 31, 2015). In addition to the termination of the Original Advisory Agreement due to the change in control of the Adviser, each investment sub-advisory agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the Global Tactical Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the Multi-Manager International Fund and the Large Cap Growth Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the Inflation-Protected Fund (together the “Original Sub-Advisory Agreements”) was terminated.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board of Trustees (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement pursuant to which an adviser may serve as investment adviser to a fund for up to 150 days from the termination of an advisory agreement.

At meetings held on March 18 and 19, 2015 and April 29, 2015, the Funds’ Trustees approved the terms of an interim investment advisory agreement and interim sub-advisory agreements (“Interim Agreements”) and a proposed investment advisory agreement and proposed investment sub-advisory agreements (the “Proposed Agreements”). Also at both meetings, the Trustees called a joint special meeting of shareholders of the Funds to obtain their approval of the Proposed Agreements. Details regarding the approval of the Interim Agreements and Proposed Agreements are provided below.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

Interim Agreements

At a meeting held on March 18 and 19, 2015 (the “March Meeting”), the Board of Trustees, including the Independent Trustees, approved an Interim Investment Advisory Agreement between the Trust and American Independence with respect to the Defensive Alpha Fund, the Global Tactical Allocation Fund, the Multi-Manager International Fund, the Kansas Fund, the Core Plus Fund, and the Inflation-Protected Fund. Also at the March Meeting, the Board of Trustees, including the Independent Trustees, approved Interim Investment Sub-Advisory Agreements between American Independence and (a) J.A. Forlines, LLC on behalf of the Global Tactical Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the Multi-Manager International Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the Inflation-Protected Fund. At a special meeting held on April 29, 2015 (the “April Meeting”) specifically to approve the organization of the American Independence Large Cap Growth Fund as a separate series of the Trust, the Board of Trustees, including the Independent Trustees, approved a revised Interim Investment Advisory Agreement between American Independence and the Trust to include the Large Cap Growth Fund, and approved an Interim Investment Sub-Advisory Agreement between American Independence and Navellier on behalf of the Large Cap Growth Fund.

In an executive session at the March Meeting, counsel discussed with the Trustees the following conditions imposed under Rule 15a-4 with respect to interim advisory agreements: (1) the compensation under the interim contract may be no greater than under the previous contract; (2) a fund’s Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated; (3) a fund’s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract; (4) the interim contract provides that the fund’s Board of Trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser; (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the funds’ Board; (6) the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and (7) the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act. After review of the Interim Agreements, representations made by management and in consultation with counsel, the Trustees, including a majority of the Independent Trustees, determined that the conditions imposed by Rule 15a-4 were met and approved the Interim Agreements. In addition, at the April Meeting, the Trustees, including a majority of the Independent Trustees, approved the Interim Agreements with respect to the Large Cap Growth Fund after taking into consideration the same factors discussed above at the March Meeting as well as discussions at the April Meeting surrounding the approval of the amended Investment Advisory Agreement and the new Investment Sub-Advisory Agreement with Navellier on behalf of the Large Cap Growth Fund.

The Interim Agreements went into effect on August 1, 2015 upon the closing of the Transaction and were terminated upon the approval of the Proposed Agreements by shareholders, as discussed below.

Proposed Agreements

At the March Meeting, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Proposed Agreements, except with respect to the Large Cap Growth Fund, for which the Proposed Agreements were approved at the April Meeting. In an executive session at the March Meeting, counsel had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. Counsel explained in order to approve each of the new agreements, the Board must find that approval of the Agreements is in the best interest of the applicable Fund and its shareholders based on a review of the same general factors it considers in connection with the annual renewal of the Funds’ advisory agreement and sub-advisory agreements. It was also noted that the Board was not being asked to approve the Transaction itself, but rather, it was being called upon to approve only new agreements following the assignment, and resulting termination, of the Funds’ current agreements. The Board took into consideration any differences between the Proposed Agreements and the Original Agreements, of which there were minor immaterial differences; and that the Proposed Agreements would be no less favorable to the Funds than the Original Agreements. It was noted that, in particular, the contractual fee rates payable under the Proposed Agreements would not differ from the rates payable under the Original Agreements for any of the Funds that are currently operational. In addition, it was noted that the Adviser, and not the Funds or their shareholders, would bear the costs associated with the Transaction, including the costs related to solicitation of Fund shareholder approval of the Proposed Agreements, the costs of special meetings of the Board or its committees, the costs of auditors and counsel on work related to the Transaction, and other such costs that may be incurred that are related to the Transaction.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

In determining whether or not it was appropriate to approve the Proposed Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the contract renewal meeting held in March, 2014, in addition to the information provided at the March 18-19, 2015 meeting. At subsequent meetings held on April 29, 2015 and June 18-19, 2015, the Board reviewed additional information in relation specifically to the Large Cap Growth Fund and in relation to expense fee comparisons for all the Funds.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Original Agreements are currently expected to continue to manage the Funds under the Proposed Agreements; (2) that the compensation to be received by the Adviser and each Sub-Adviser under the Proposed Agreements is the same as the compensation paid under the Original Agreements; (3) RiskX Investments’ representation that it will keep any existing expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of RiskX Investments are expected to continue to be responsible for the management of RiskX Investments; (5) that the terms and conditions of the Proposed Agreements, are substantially identical to those of the Original Agreements; and (6) the commitment of RiskX Investments and the Sub-Advisers that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meetings held on March 18-19, 2015, April 29, 2015, and June 18-19, 2015, the Board of Trustees reached its determinations with respect to the Proposed Agreements based on the following factors: (1) the quality of the Adviser’s and each Sub-Adviser’s investment advisory and other services; (2) the Adviser’s and each Sub-Adviser’s investment management personnel; (3) the Adviser’s and each Sub-Adviser’s operations and financial condition; (4) the Adviser’s and each Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser and each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser and each Sub-Adviser have waived or reimbursed any fees; (8) the level of the Adviser’s and each Sub-Adviser’s profitability from its Fund-related operations; (9) the Adviser’s and each Sub-Adviser’s compliance systems; (10) the Adviser’s and each Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s and each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

In addition, at the March 18-19, 2015 meeting, the Trustees reviewed at length the terms and conditions of the Transaction resulting in the merger between American Independence and FolioMetrix. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Grail and how the Adviser will be integrated within Grail, including any plans to merge and/or reorganize the Adviser; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Grail’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Grail’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the Proposed Agreements, the Funds can be best assured that services from RiskX Investments and each Sub-Adviser will be provided without interruption. In reaching their conclusion with respect to the approval of the Proposed Agreements, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the March 18-19, 2015 meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend its approval by each Fund’s shareholders. Shareholders of each Fund, except with respect to the Global Tactical Allocation Fund, approved the Proposed Agreements at a special joint meeting of shareholders held on November 20, 2015 (“November 20th Meeting”). With respect to the Global Tactical Allocation Fund, the November 20th Meeting was adjourned until November 27, 2015, at which shareholders of that Fund approved the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement with J.A. Forlines Global, LLC. Each approved Proposed Agreement will remain in effect for up to two years from the date it took effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the respective Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (ii) by a majority of the Independent Trustees.

New Agreements

Large Cap Growth Fund

At the April Meeting, the Board of Trustees, including a majority of Interested Trustees, reviewed, considered and then approved the Investment Advisory Agreement with respect to a new series of the Trust, the Large Cap Growth Fund, and the corresponding Investment Sub-Advisory Agreement with Navellier on behalf of the Fund (together the “New Agreements”). At that meeting, counsel had discussed with Trustees their responsibilities and fiduciary duties in connection with the approval of these agreements. During a private session, the Trustees reviewed a wide variety of information that they had requested and received from the Adviser. In considering the New Agreements, and in evaluating the fairness of the compensation to be paid by the Fund under the New Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Navellier. The Trustees reviewed the services American Independence has historically provided to the other affiliated funds. These services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. It was also considered that with respect to the Fund, American Independence would have oversight responsibility of Navellier.

The Trustees also considered the services provided by Navellier with respect to an affiliated fund of the Trust. Navellier will be responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund’s execution of the purchase and sale of assets. The Trustees were provided with and reviewed the performance of another investment product managed by Navellier with a similar strategy as the Fund.

The Trustees also considered both American Independence’s and Navellier’s personnel, resources, operations and portfolio management capabilities as well as their compliance programs. The Trustees discussed the extent to which economies of scale were projected by American Independence and Navellier to be realized as the Fund’s assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of management and Navellier for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on the Fund’s expenses, the difficulty of forecasting the effect of asset growth on the profitability of American Independence and Navellier. It was noted that, during the initial start-up of the Fund, American Independence would be reimbursing the Fund due to the imposed expense limitation until the Fund reached a considerable asset level.

Other factors considered by the Trustees in deciding to approve the New Agreements, including the following: (i) the nature, extent and quality of services to be provided by American Independence and Navellier; (ii) the anticipated costs to American Independence and Navellier in providing the services and resulting profits that the Adviser and Sub-Adviser and their affiliates expect to realize from their relationship with the Trust; (iii) the extent to which American Independence and Navellier realize economies of scale and shares any such economies with the New Fund as it grows larger; (iv) other sources of revenues received by American Independence and Navellier, and their affiliates, from their relationship with the Trust, including intangible or “fall-out” benefits; (v) the expense ratio of the New Fund, including the investment advisory fees, compared to the ratios of similar funds; (vi) the investment performance of a similar strategy to the Fund managed by Navellier; and (vii) the entrepreneurial risk assumed by the Adviser and Sub-Adviser in organizing the Fund. It was noted that, although the Adviser (rather than the Fund) will pay the Sub-Adviser’s fees, the Trustees separately evaluated the fees in relation to the services to be performed, as well as the “spread” to be retained by the Adviser under the proposed fee schedule in relation to the services to be performed by the Adviser in operating the Fund.

Materials and other information discussed were those previously reviewed and considered by the Trustees at the March Meeting with respect to American Independence as well as other meetings held throughout the previous calendar year. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the New Agreements. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the New Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the New Agreements was in the best interests of the Fund and its shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

The New Agreements went into effect prior to the Fund’s launch date of July 13, 2015 and automatically terminated as of July 31, 2015 upon closing of the Transaction. On August 1, 2015, the Interim Agreements went into effect and terminated upon the approval of the Proposed Agreements by the Fund’s shareholders on November 20, 2015.

Small Cap Value Fund

At the June 2015 Meeting, the Board of Trustees, including a majority of Interested Trustees, reviewed, considered and then approved an Investment Sub-Advisory Agreement with respect to a new series of the Trust, the Small Cap Value Fund, between the Adviser and Hillcrest on behalf of the Fund (the “New Agreement”). The organization of the Small Cap Value Fund was approved at a previous Board of Trustees’ meeting, including the Investment Advisory Agreement. However, the Board of Trustees re-considered all relevant facts in regards to the Adviser. At the June 2015 Meeting, counsel had discussed with Trustees their responsibilities and fiduciary duties in connection with the approval of the agreement. During a private session, the Trustees reviewed a wide variety of information that they had requested and received from the Adviser. In considering the New Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under the New Agreement, the Trustees considered the nature, extent and quality of the services to be provided by Hillcrest. It was also considered that with respect to the Fund, American Independence would have oversight responsibility of Hillcrest.

Hillcrest will be responsible for the day-to-day portfolio management of the Small Cap Value Fund, including determining the composition of assets of the Fund and the timing of the Fund’s execution of the purchase and sale of assets. The Trustees were provided with and reviewed the performance of another investment product managed by Hillcrest with a similar strategy as the Fund.

The Trustees also considered Hillcrest’s personnel, resources, operations and portfolio management capabilities as well as their compliance programs. The Trustees discussed the extent to which economies of scale were projected by American Independence and Hillcrest to be realized as the Fund’s assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of management and Hillcrest for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on the Fund’s expenses, the difficulty of forecasting the effect of asset growth on the profitability of American Independence and Hillcrest. It was noted that, during the initial start-up of the Fund, American Independence would be reimbursing the Fund due to the imposed expense limitation until the Fund reached a considerable asset level.

Other factors considered by the Trustees in deciding to approve the New Agreements, included the following: (i) the nature, extent and quality of services to be provided by American Independence and Hillcrest; (ii) the anticipated costs to American Independence and Hillcrest in providing the services and resulting profits that the Adviser and Sub-Adviser expect to realize from their relationship with the Trust; (iii) the extent to which American Independence and Hillcrest realize economies of scale and shares any such economies with the Small Cap Value Fund as it grows larger; (iv) other sources of revenues received by American Independence and Hillcrest from their relationship with the Trust, including intangible or “fall-out” benefits; (v) the expense ratio of the Small Cap Value Fund, including the investment advisory and sub-advisory fees, compared to the ratios of similar funds; (vi) the investment performance of a similar strategy to the Fund managed by Hillcrest; and (vii) the entrepreneurial risk assumed by the Adviser and Sub-Adviser in organizing the Fund. It was noted that, although the Adviser (rather than the Fund) will pay the Sub-Adviser’s fees, the Trustees separately evaluated the fees in relation to the services to be performed, as well as the “spread” to be retained by the Adviser under the proposed fee schedule in relation to the services to be performed by the Adviser in operating the Fund.

Materials and other information discussed were those previously reviewed and considered by the Trustees at the March and April Meetings with respect to American Independence as well as other meetings held throughout the previous calendar year. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the New Agreement. The Adviser and Hillcrest also disclosed the fact that a partner of Grail, Darlene DeRemer, served on the Board of Hillcrest. Ms. DeRemer was also nominated to be an Interested Trustee of American Independence Funds Trust. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the New Agreement, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the New Agreement was in the best interests of the Fund and its shareholders.

The New Agreement went into effect prior to the Fund’s launch date of December 31, 2015.

Kansas Fund and Core Plus Fund

At a Board meeting held on June 22nd – 23rd, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved a new Investment Sub-Advisory Agreement between RiskX Investments and Carret with respect to the Kansas Fund and the Core Plus Fund (the “Carret Sub-Advisory Agreement”) subject to the approval of the Funds’ shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

In determining whether or not it was appropriate to approve the Carret Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust. Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Funds would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; (4) the commitment of RiskX Investments and Carret that there will not be any diminution in the nature, quality and extent of services provided to the Funds or their shareholders; and (5) the fact that the current portfolio manager of the Kansas Fund, Robert Campbell, would remain the portfolio manager as an employee of the sub-adviser.

Further, at the June 2016 Meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Funds); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Funds’ overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (10) the Funds’ performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than its net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Carret Sub-Advisory Agreement is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Carret Sub-Advisory Agreement and voted to recommend approval by the Funds’ shareholders with respect to the Carret Sub-Advisory Agreement. Shareholders approved the proposed Carret Sub-Advisory Agreement at a special joint meeting of shareholders held on August 26, 2016.

Multi-Manager International Fund

Further, at the June 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved an additional Investment Sub-Advisory Agreement between RiskX Investments and Manifold with respect to the Multi-Manager International Fund (the “Manifold Sub-Advisory Agreement”) subject to the approval of the Fund’s shareholders.

In determining whether or not it was appropriate to approve the Manifold Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust. Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the additional Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; (4) the commitment of RiskX Investments and Manifold that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders; and (5) the fact that the Manifold would work with the Adviser and the current sub-adviser, Navellier, to complement the existing strategy and attempt to reduce the volatility of the portfolio.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

Additionally, at the June 2016 Meeting, the Board reached its determinations with respect to the Manifold Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (10) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing its net expenses.

In reaching their conclusion with respect to the approval of the Manifold Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers. The Board also took note of, and considered, the fact that both RiskX Investments and Manifold are controlled by Grail, and that Darlene DeRemer, an Interested Trustee of the American Independence Funds Trust, is also a partner of Grail.

The Board also determined that the Manifold Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Manifold Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Manifold Sub-Advisory Agreement. Shareholders approved the proposed Manifold Sub-Advisory Agreement at a special joint meeting of shareholders held on August 26, 2016.

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Dennis Foley Age: 58	Trustee	Indefinite, 9/2016-Present	Treasurer and Chief Investment Officer at Weil, Gotshal & Manges	8	Rx Funds Trust
Jeffrey Haas Age: 55	Trustee	Indefinite, Since Inception	Professor of Law, New York Law School (1996-Present).	8	Rx Funds Trust
Thomas F. Kice Age: 67	Trustee	Indefinite, Since Inception	Senior Adviser and board member of Kice Industries, Inc. Also serves on the Board of McShares Inc.	8	Rx Funds Trust
George Mileusnic Age: 62	Trustee	Indefinite, Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	8	Rx Funds Trust
INTERESTED TRUSTEE
Darlene DeRemer Age: 60	Interested Trustee	Indefinite, 11/2015-Present	Managing Partner and co-founder of Grail Partners (since 2005). Currently serving on the Syracuse University Board of Trustees, and is Chair of the Investment & Endowment Committee.	8	Rx Funds Trust(3)
OFFICERS
John J. Pileggi Age: 57	President and Assistant Treasurer	Indefinite, 10/2008-Present	CEO of RiskX Investments (2004-Present).	N/A	N/A
Thaddeus (“Ted”) Leszczynski Age: 69	Chief Compliance Officer and Secretary	Indefinite, 2/2015-Present	Founding member of Compliance Solutions Associates LLC (since September 2009). Chief Compliance Officer of RiskX Investments, LLC.	N/A	N/A
Terry Gallagher Age: 58	Treasurer	Indefinite, 3/2016-Present	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A

(1)	As indicated, certain Trustees are also a Trustee of Rx Funds Trust, an affiliated trust, which as of October 31, 2016 included one (1) active fund.
(2)	Each Officer holds the same position with Rx Funds Trust.
(3)

Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of October 31, 2016, consists of six portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF, ARK 3D Printing ETF, and ARK Israel Innovative Technology ETF.

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)
During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014 and 2013.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2016 and 2015 were $177,961 and $136,854, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2016 and 2015.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2016 and 2015 were $40,729 and $36,506, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2016 and 2015.

(e) (1)
AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

   (2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds Trust.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Independence Funds Trust

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President

Date: January 6, 2017

By (Signature and Title)

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Treasurer and Principal Financial Accounting Officer

Date: January 6, 2017